PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

August 8, 2011
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 650 8th Street, Des Moines, Iowa 50392-2080, on
October 3, 2011 at 10:00 a.m., Central Time (the “Meeting”).
At the Meeting, the shareholders of each of the series of PFI listed in the first column below (each an “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (a “Plan”) providing for its reorganization into the corresponding PFI series listed in the second column below (each an “Acquiring Fund”).

ACQUIRED FUND	ACQUIRING FUND

Disciplined LargeCap Blend Fund ------------------>	Principal Capital Appreciation Fund

International Growth Fund ------------------>	Diversified International Fund

Under the Plans: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Funds; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and
(iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of an
Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of each corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the
Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the
Reorganization. Holders of Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Disciplined LargeCap Blend Fund will receive, respectively, Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class
R-5 and Institutional Class shares of the Principal Capital Appreciation Fund. Holders of Class A, Class C, Class J, Class R-1, Class R-2,
Class R-3, Class R-4, Class R-5 and Institutional Class shares of the International Growth Fund will receive, respectively, Class A, Class C,
Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Diversified International Fund The
Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on October 14, 2011. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of each
Acquired Fund you owned as of July 22, 2011, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the
Proposal.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by September 30, 2011. As a convenience, we offer three options by which to vote your shares:

By Internet: Follow the instructions located on your proxy card.

By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the
Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Disciplined LargeCap Blend Fund and International Growth Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Disciplined LargeCap Blend Fund and
International Growth Fund (collectively, the “Acquired Funds”), each a separate series of Principal Funds, Inc. (“PFI”), will be held at 650 8th
Street, Des Moines, Iowa 50392-2080, on October 3, 2011 at 10:00 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal 1:	Approval of a Plan of Acquisition providing for the reorganization of the Disciplined LargeCap Blend Fund into the
Principal Capital Appreciation Fund. (Only shareholders of the Disciplined LargeCap Blend Fund will vote on this proposal.)

Proposal 2:	Approval of a Plan of Acquisition providing for the reorganization of the International Growth Fund into the Diversified
International Fund. (Only shareholders of the International Growth Fund will vote on this proposal.)

The Board of Directors of PFI recommends that shareholders of the Acquired Funds vote FOR the Proposals.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.
Each shareholder of record at the close of business on July 22, 2011 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President and Chief Executive Officer

August 8, 2011
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 3, 2011

RELATING TO THE REORGANIZATION OF:
1)	THE DISCIPLINED LARGECAP BLEND FUND INTO THE PRINCIPAL CAPITAL APPRECIATION FUND
2)	THE INTERNATIONAL GROWTH FUND INTO THE DIVERSIFIED INTERNATIONAL FUND

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”)
of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 650 8th Street, Des Moines,
Iowa 50392-2080, on October 3, 2011, at 10:00 a.m., Central Time (the “Meeting”).

At the Meeting, shareholders of each of the series of PFI listed in the first column below (each, an “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (a “Plan”) providing for its reorganization into the corresponding PFI series listed in the second column below (each, an “Acquiring Fund”).

ACQUIRED FUND	ACQUIRING FUND

Disciplined LargeCap Blend Fund ------------------>	Principal Capital Appreciation Fund

International Growth Fund ------------------>	Diversified International Fund

Under the Plans: (i) each Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Funds; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and
(iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of an
Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of each corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the
Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the
Reorganization. If approved by shareholders of the Acquired Funds, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on October 14, 2011 (the “Effective Time”). The share classes of each Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy
Statement/Prospectus and the Forms of the Plan is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2010. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

A Statement of Additional Information dated August 8, 2011 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy
Statement/Prospectus. PFI’s Prospectus, dated March 1, 2011 and as supplemented, (File No. 33-59474) and the Statement of Additional
Information for PFI, dated March 1, 2011 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the
Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the
“1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the
SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is August 8, 2011.

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganization.

Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 63 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of
PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management
Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-
owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-
2080.

Investment Management. Pursuant to an investment advisory agreement with PFI with respect to each of the Acquired and Acquiring
Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to each of the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
Disciplined LargeCap Blend Fund	Principal Global Investors, LLC (“PGI”)
International Growth Fund	PGI

Acquiring Fund	Sub-Advisor
Principal Capital Appreciation Fund	Edge Asset Management, Inc. (“Edge”)
Diversified International Fund	PGI

PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101-1377. Edge is an affiliate of PFG and PMC.

PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG and PMC.

THE REORGANIZATION

At its meeting held on June 14, 2011, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act)
of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plans providing for the combination of each Acquired
Fund into the corresponding Acquiring Fund. The Board concluded with respect to each combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under
“Information About the Reorganization – Board Consideration of the Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of each Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the
Acquiring Fund shares; and (iii) the liquidation and termination of each Acquired Fund. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. In the Reorganization, each Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the
Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be October 14, 2011. Holders of Class A, Class
B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Disciplined LargeCap Blend Fund will receive, respectively, Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Principal Capital Appreciation Fund. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and
Institutional Class shares of the International Growth Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class
R-3, Class R-4, Class R-5 and Institutional Class shares of the Diversified International Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of the Plans attached hereto as Appendix A.

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Disciplined
LargeCap Blend Fund and the Principal Capital Appreciation Fund. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both generally invest in equity securities with value and/or growth characteristics and construct an investment portfolio that has a “blend” of equity securities with these characteristics. The Principal Capital Appreciation Fund has a lower effective advisory fee rate and lower expense ratios than the Disciplined
LargeCap Blend Fund and has outperformed the Disciplined LargeCap Blend Fund over the one, three, and five year periods ended
March 31, 2011. Moreover, the Reorganization may be expected to afford shareholders of the Disciplined LargeCap Blend Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the International
Growth Fund and the Diversified International Fund. The Funds have the same investment objective in that both seek long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in equity securities of companies domiciled in any nations of the world, including those in countries with emerging markets. The Diversified International Fund has lower advisory fee rates and lower expense ratios than the International Growth Fund and has outperformed the International Growth Fund over the one, three, and five year periods ended March 31, 2011. Moreover, the Reorganization may be expected to afford shareholders of the International Growth
Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

In the opinion of legal counsel, each Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. Please see “Information
About the Reorganization – Federal Income Tax Consequences” for a discussion the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of the
Acquired Funds.

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

As discussed above and as a result of the Reorganization of the Disciplined LargeCap Blend Fund into the Principal Capital Appreciation Fund under
Proposal 1, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has lower advisory fees, lower overall expense ratios and stronger historical performance than the Acquired Fund. For these reasons, the Reorganization is expected principally to benefit the Acquired Fund, and the Acquired Fund, and indirectly its shareholders, will bear the expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees are expected to total $88,709. Total expenses and fees borne by the Acquired Fund are expected to be less than one-
half cent per Acquired Fund share. An Acquired Fund shareholder may expect to recover this amount in less than one year (18 months for
Class C shares under Proposal 1) after the Reorganization assuming the Acquiring Fund experiences the expense ratio shown in the Annual shares, to ensure the cost of the Fund Operating Expenses table under the proposal. PMC will cover an additional $540 of out-of-pocket fees and expenses related to Class C Reorganization borne by Class C shares will be recovered by the Class within 18 months. The total cost of the Reorganization is expected to be $89,249. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring
Fund and reinvesting the proceeds in securities that would be compatible. The Acquired Fund is expected to dispose of approximately 83% of its portfolio securities. The trading costs are estimated to be $179,068 with an approximate gain of $31,924,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $1.45. It is expected that these capital gains will be offset by the Acquired Fund's available pre-reorganization capital losses.

As discussed above and as a result of the Reorganization of the International Growth Fund into the Diversified International Fund under Proposal 2, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has lower advisory fees, lower overall expense ratios and stronger historical performance than the Acquired Fund. For these reasons, the Reorganization is expected principally to benefit the
Acquired Fund, and the Acquired Fund, and indirectly its shareholders, will bear the expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees are expected to total $49,084 . Total expenses and fees borne by the Acquired Fund are expected to be less than one-half cent per Acquired Fund share. An Acquired Fund shareholder may expect to recover this amount in less than one year after the Reorganization assuming the Acquiring Fund experiences the expense ratio shown in the Annual Fund Operating Expenses table under the proposal.
Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The Acquired Fund is expected to dispose of approximately 58% of its portfolio securities. The trading costs are estimated to be $1,742,112 with an approximate gain of $103,136,000 on a U.S. GAPP basis. The per share capital gain is estimated to be $0.81. It is expected that these capital gains will be offset by the Acquired Fund's available pre-reorganization capital losses.

PROPOSAL 1:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
DISCIPLINED LARGECAP BLEND FUND INTO THE
PRINCIPAL CAPITAL APPRECIATION FUND

Shareholders of the Disciplined LargeCap Blend Fund (the “Acquired Fund”) are being asked to approve the reorganization of the
Acquired Fund into the Principal Capital Appreciation Fund (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the
Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both generally invest in equity securities of companies with value and/or growth characteristics and construct an investment portfolio that has a “blend” of equity securities with these characteristics. The Funds differ in that the Acquired Fund invests principally in equity securities with large market capitalizations while the Acquiring Fund may invest in equity securities of companies with any market capitalization, but may have a greater exposure to large market capitalization companies. The Acquired Fund may also actively trade portfolio securities as part of its investment strategy.

Disciplined Large Blend Fund	Principal Capital Appreciation Fund
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of April 30, 2011 (unaudited)
$286,731,000	$1,513,452,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:
PGI	Edge

Jeffrey A. Schwarte has been with PGI since 1993. He earned a	Daniel R. Coleman joined Edge in 2001 and has held various
bachelor’s degree in Accounting from the University of Northern	investment management roles on the equity team, including
Iowa. Mr. Schwarte is a CPA and has earned the right to use the	Portfolio Manager and some senior management roles. He earned a
Chartered Financial Analyst designation.	bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.

Philip M. Foreman has been with Edge since 2002. He earned a bachelor’s degree in Economics from the University of Washington and an M.B.A. from the University of Puget Sound. Mr. Foreman has earned the right to use the Chartered Financial Analyst
designation.

Comparison of Investment Objectives and Strategies
Investment Objective:
Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:

Under normal circumstances, the Acquired Fund invests at least	The Acquiring Fund invests primarily in equity securities of
80% of its net assets in equity securities (common and convertible	companies with any market capitalization, but may, have a greater
preferred stocks and other securities whose values are tied to the	exposure to large market capitalization companies than small or
price of stocks, such as rights, warrants and convertible debt	medium capitalization companies.
securities) of companies with large market capitalizations (those
with market capitalizations similar to companies in the Standard &	The Acquiring Fund invests in equity securities (common and
Poor's ("S&P") 500 Index (as of the most recent calendar year end,	convertible preferred stocks and other securities whose values are
this range was between approximately $1.6 billion and $364.1	tied to the price of stocks, such as rights, warrants and convertible
billion)) at the time of purchase. The Acquired Fund may actively	debt securities) with value and/or growth characteristics and
trade portfolio securities in an attempt to achieve its investment	constructs an investment portfolio that has a "blend" of equity
objective.	securities with these characteristics. The value orientation selection emphasizes buying equity securities that appear to be undervalued.
The Acquired Fund invests in equity securities with value and/or	The growth orientation selection emphasizes buying equity
growth characteristics and constructs an investment portfolio that	securities of companies whose potential for growth of capital and
has a "blend" of equity securities with these characteristics. The	earnings is expected to be above average. The Acquiring Fund does
value orientation selection emphasizes buying equity securities that	not have a policy of preferring one of these categories over the
appear to be undervalued. The growth orientation selection	other.
emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
The Acquired Fund does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board of Directors of PFI without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), Class A, Class B, Class C, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class A, Class B, Class C, and
Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

The following table shows the fees and expenses you may pay when you buy and redeem Class A, Class B, and Class C shares of the
Funds. These fees and expenses are more fully described under "Additional Information About the Funds –Costs of Investing in the Funds."
The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class B	Class C

Maximum Sales Charge (Load) Imposed on	5.50%	None	None
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a	1.00%	5.00%	1.00%
percentage of dollars subject to charge)

Fees and Expenses as a % of average daily net assets

The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31,
2010; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2010; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2010 assuming that the Reorganization had taken place at the commencement of the fiscal year ending October 31, 2010.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

				Total
				Operating		Total
	Management	12b-1	Other	Expense	Expense	Operating
	Fees	Fees	Expenses	Ratio	Reimbursement	Expenses
(a) Disciplined LargeCap Blend Fund (Acquired Fund)
Class A	0.58%	0.25%	0.35%	1.18%	N/A	1.18%
Class B	0.58	1.00	0.83	2.41	0.21%(1)	2.20
Class C	0.58	1.00	1.20	2.78	0.96(1)	1.82
Institutional Class	0.58	N/A	0.00	0.58	N/A	0.58
Class R-1	0.58	0.35	0.54	1.47	N/A	1.47
Class R-2	0.58	0.30	0.46	1.34	N/A	1.34
Class R-3	0.58	0.25	0.33	1.16	N/A	1.16
Class R-4	0.58	0.10	0.29	0.97	N/A	0.97
Class R-5	0.58	N/A	0.27	0.85	N/A	0.85
(b) Principal Capital Appreciation Fund ( Acquiring Fund)
Class A	0.56%	0.25%	0.23%	1.04%	N/A	1.04%
Class B	0.56	1.00	0.51	2.07	0.08%(2)	1.99
Class C	0.56	1.00	0.40	1.96	N/A	1.96
Institutional Class	0.56	N/A	0.03	0.59	N/A	0.59
Class R-1	0.56	0.35	0.56	1.47	N/A	1.47
Class R-2	0.56	0.30	0.48	1.34	N/A	1.34
Class R-3	0.56	0.25	0.35	1.16	N/A	1.16
Class R-4	0.56	0.10	0.31	0.97	N/A	0.97
Class R-5	0.56	N/A	0.29	0.85	N/A	0.85
(c) Principal Capital Appreciation Fund (Acquiring Fund)
(Pro forma assuming Reorganization)
Class A	0.56%	0.25%	0.23%	1.04%	N/A	1.04%
Class B	0.56	1.00	0.54	2.10	0.11(2)	1.99
Class C	0.56	1.00	0.40	1.96	0.14(3)	1.82
Institutional Class	0.56	N/A	0.01	0.57	N/A	0.57
Class R-1	0.56	0.35	0.54	1.45	N/A	1.45
Class R-2	0.56	0.30	0.46	1.32	N/A	1.32
Class R-3	0.56	0.25	0.33	1.14	N/A	1.14
Class R-4	0.56	0.10	0.29	0.95	N/A	0.95
Class R-5	0.56	N/A	0.27	0.83	N/A	0.83

(1) PMC has contractually agreed to limit the Fund’s expenses attributable to Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class B and 1.82% for Class C. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and PMC).
(2) PMC has contractually agreed to limit the Fund’s expenses attributable to Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.99% for Class B. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and PMC).
(3) PMC has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.82% for Class C. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and PMC).

The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table. The Acquired Fund will pay a portion of the costs associated with the Reorganization which are estimated to be $88,709. Assuming the Acquiring Fund experiences the expense ratios in the above table, shareholders of the Acquired Fund may expect the Acquiring Fund to recover the estimated expenses of the Reorganization in one year (18 months for Class C shares).

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a
5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Disciplined LargeCap Blend Fund (Acquired Fund)	Class A	$664	$ 904	$1,163	$1,903
	Class B	$723	$1,128	$1,463	$2,421
	Class C	$285	$ 757	$1,369	$3,027
	Institutional Class	$ 59	$ 186	$ 324	$ 726
	Class R-1	$150	$ 465	$ 803	$1,757
	Class R-2	$136	$ 425	$ 734	$1,613
	Class R-3	$118	$ 368	$ 638	$1,409
	Class R-4	$ 99	$ 309	$ 536	$1,190
	Class R-5	$ 87	$ 271	$ 471	$1,049
Principal Capital Appreciation Fund (Acquiring Fund)	Class A	$650	$ 863	$1,092	$1,751
	Class B	$702	$1,040	$1,305	$2,128
	Class C	$299	$ 615	$1,057	$2,285
	Institutional Class	$ 60	$ 189	$ 329	$ 738
	Class R-1	$150	$ 465	$ 803	$1,757
	Class R-2	$136	$ 425	$ 734	$1,613
	Class R-3	$118	$ 368	$ 638	$1,409
	Class R-4	$ 99	$ 309	$ 536	$1,190
	Class R-5	$ 87	$ 271	$ 471	$1,049
Principal Capital Appreciation Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$650	$ 863	$1,092	$1,751
	Class B	$702	$1,045	$1,317	$2,149
	Class C	$285	$ 599	$1,042	$2,272
	Institutional Class	$ 58	$ 183	$ 318	$ 714
	Class R-1	$148	$ 459	$ 792	$1,735
	Class R-2	$134	$ 418	$ 723	$1,590
	Class R-3	$116	$ 362	$ 628	$1,386
	Class R-4	$ 97	$ 303	$ 525	$1,166
	Class R-5	$ 85	$ 265	$ 460	$1,025
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Disciplined LargeCap Blend Fund (Acquired Fund)	Class A	$664	$ 904	$1,163	$1,903
	Class B	$223	$ 728	$1,263	$2,149
	Class C	$185	$ 756	$1,369	$3,027
Principal Capital Appreciation Fund (Acquiring Fund)	Class A	$650	$ 863	$1,092	$1,751
	Class B	$202	$ 640	$1,105	$2,128
	Class C	$199	$ 615	$1,057	$2,285
Principal Capital Appreciation Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$650	$ 863	$1,092	$1,751
	Class B	$202	$ 645	$1,117	$2,421
	Class C	$185	$ 599	$1,042	$2,272

Portfolio Turnover

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 145.0% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 15.3%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Disciplined Large Blend Fund		Principal Capital Appreciation Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	0.60%	First $500 million	0.625%
Next $500 million	0.58%	Next $500 million	0.50%
Next $500 million	0.56%	Over $1 billion	0.375%
Next $500 million	0.55%
Next $1 billion	0.54%
Over $3 billion	0.53%

The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.

Risks Applicable to both Funds:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Underlying Fund Risk. As of the date of this Proxy Statement/Prospectus, each of the Funds was being used as an underlying fund of a fund of funds, and an underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Risk Applicable to the Acquired Fund:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Performance

The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how each Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

Disciplined LargeCap Blend Fund’s Class A and Class B shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, and R-1 Class shares were first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of Disciplined LargeCap Blend Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
Institutional, R-2, R-3, R-4 and R-5 Class shares were first sold on December 30, 2002.

     Principal Capital Appreciation Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations November 24, 1986. The R-1, R-2, R-3, R-4 and R-5 Class shares were first sold on March 1, 2010.

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) Disciplined LargeCap Blend Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:		Q2 '03	14.82%
Lowest return for a quarter during the period of the bar chart above:		Q4 '08	-21.87%
Year-to-date return for the quarter ending June 30, 2011:	6.82%

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)
Principal Capital Appreciation Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:		Q2 '01	29.80%
Lowest return for a quarter during the period of the bar chart above:		Q3 '01	-25.14%

Year-to-date return for the quarter ending June 30, 2011:	4.98%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	Life of Fund
Disciplined LargeCap Blend Fund (Acquired Fund)
-- Class A (before taxes)	6.07%	-0.77%	4.90%
(after taxes on distributions)	5.28	-1.41	4.30
(after taxes on distributions and sale of shares)	4.99	-0.59	4.22
-- Class B	5.79	-1.09	4.62
-- Class C	10.49	-0.36	4.93
-- Institutional Class	12.87	0.89	6.23
-- Class R-1	11.96	0.02	5.30
-- Class R-2	12.03	0.14	5.45
-- Class R-3	12.28	0.33	5.65
-- Class R-4	12.65	0.55	5.87
-- Class R-5	12.63	0.63	5.97
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	6.68

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
Principal Capital Appreciation Fund (Acquiring Fund)
-- Class A (before taxes)	8.46%	2.50%	4.91%
(after taxes on distributions)	7.83	1.86	4.43
(after taxes on distributions and sale of shares)	6.32	2.08	4.21
-- Class B	8.61	2.32	4.71
-- Class C	12.73	2.70	4.54
-- Institutional Class	15.28	4.09	5.90
-- Class R-1	14.29	3.13	4.99
-- Class R-2	14.43	3.26	5.12
-- Class R-3	14.66	3.45	5.31
-- Class R-4	14.82	3.62	5.48
-- Class R-5	14.95	3.70	5.52

Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	2.16

After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have similar principal policies and risks in that both generally invest in equity securities with value and/or growth characteristics and construct an investment portfolio that has a “blend” of equity securities with these characteristics. The Acquiring Fund has a lower effective advisory fee rate (fee rate at current asset levels) and lower expense ratios than the Acquired Fund and has outperformed the Acquired Fund over the one, three, and five year periods ended March 31, 2011. Moreover, the Reorganization may be expected to afford shareholders of the
Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

At its June 14, 2011 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the investment objectives and principal investment strategies and risks of the Funds;
(2) identical fundamental investment restrictions;
(3) estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4) expense ratios and available information regarding the fees and expenses of the Funds;
(5) comparative investment performance of and other information pertaining to the Funds;
(6) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12) the terms and conditions of the Plan; and
(13) possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;
(2)	Edge as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund has lower effective advisory fee rates and lower overall expense ratios than the Acquired Fund;
(4)	the Acquiring Fund has outperformed the Acquired fund for the one-, three- and five-year periods ended March 31, 2011; and
(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

PROPOSAL 2:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
INTERNATIONAL GROWTH FUND INTO THE
DIVERSIFIED INTERNATIONAL FUND

Shareholders of the International Growth Fund (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired
Fund into the Diversified International Fund (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the
Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds have the same investment objective in that both seek long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in equity securities of companies domiciled in any nations of the world, including those in countries with emerging markets. The
Funds differ principally in that the International Growth Fund invests primarily in growth equity securities.

International Growth Fund	Diversified International Fund
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of April 30, 2011 (unaudited)
$1,235,108,000	$2,148,179,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:
PGI	PGI

Mark R. Nebelung, as a co-employee of PGI and Principal Global	Paul H. Blankenhagen has been with PGI since 1992. He earned a
Investors (Japan) Ltd., manages Principal Fund assets as an	bachelor’s degree in Finance from Iowa State University and a
employee of PGI. Mr. Nebelung joined PGI in 1997 and has been an	master’s degree from Drake University. Mr. Blankenhagen has
actuarial associate and assistant director of capital markets for the	earned the right to use the Chartered Financial Analyst designation.
Principal Financial Group. Mr. Nebelung earned bachelor’s degrees
in Actuarial Science and Statistics from the University of Waterloo,	Juliet Cohn has been with PGI since 2003. As a co-employee of
Canada. He has earned the right to use the Chartered Financial	PGI and Principal Global Investors (Europe) Limited (“PGI
Analyst designation.	Europe”), Ms. Cohn manages Principal Fund assets as an employee of PGI. She earned a bachelor's degree in Mathematics from Trinity
John Pihlblad has been with PGI since 2000. He earned a B.A.	College, Cambridge, England.
from Westminster College. Mr. Pihlblad has earned the right to use the Chartered Financial Analyst designation.

International Growth Fund	Diversified International Fund
(Acquired Fund)	(Acquiring Fund)

Comparison of Investment Objectives and Strategies
Investment Objective:
Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:

The Acquired Fund invests primarily in equity securities (common and	The Acquiring Fund invests primarily in equity securities of
convertible preferred stocks and other securities whose values are tied to the	companies domiciled in any of the nations of the world, including
price of stocks, such as rights, warrants and convertible debt securities ) of	those in countries with emerging markets, which are:
companies domiciled in any developed nations of the world.
Foreign companies are:
• companies with their principal place of business or principal	• companies with their principal place of business or principal
offices outside the U.S. or	office outside the U.S. or
• companies for which the principal securities trading market is	• companies for which the principal securities trading market is
outside the U.S.	outside the U.S.

The Acquired Fund has no limitation on the percentage of assets	The Acquiring Fund has no limitation on the percentage of assets
that are invested in any one country or denominated in any one	that are invested in any one country or denominated in any one
currency, but the Acquired Fund typically invests in at least 20	currency, but the Acquiring Fund typically invests in at least 30
countries. Primary consideration is given to securities of	countries. Primary consideration is given to securities of
corporations of developed areas such as Western Europe, Canada	corporations of developed areas, such as Western Europe, Canada,
and Australasia and generally excludes emerging markets.	and Australasia; however, the Acquiring Fund may also invest in emerging market securities.
The Acquired Fund invests in growth equity securities; growth
orientation emphasizes buying equity securities of companies	The Acquiring Fund will invest in equity securities of small,
whose potential for growth of capital and earnings is expected to be	medium, and large capitalization companies. The Acquiring Fund
above average. The Acquired Fund will invest in equity securities	may actively trade securities in an attempt to achieve its investment
of small, medium, and large capitalization companies. The	objective.
Acquired Fund may actively trade portfolio securities in an attempt to achieve its investment objective.

The investment objective of each Fund may be changed by the Board of Directors of PFI without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), Class A, Class C, Class J, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class A, Class C, Class J, and
Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

The following table shows the fees and expenses you may pay when you buy and redeem Class A, Class C and Class J shares of the
Funds. These fees and expenses are more fully described under "Additional Information About the Funds –Costs of Investing in the Funds."
The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

		Class A	Class C	Class J
	Maximum Sales Charge (Load) Imposed on	5.50%	None	None
	Purchases (as a percentage of offering price)
	Maximum Deferred Sales Charge (Load) (as a	1.00%	1.00%	1.00%(1)
	percentage of dollars subject to charge)

(1)	A CDSC may apply on certain redemptions made within 18 months.

Fees and Expenses as a % of average daily net assets

	The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31,
2010; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2010; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2010 assuming that the Reorganization had taken place at the commencement of the fiscal year ending October 31, 2010.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

					Total
					Operating		Total
		Management	12b-1	Other	Expense	Expense	Operating
		Fees	Fees	Expenses	Ratio	Reimbursement	Expenses
(a) International Growth Fund (Acquired Fund)
	Class A	0.98%	0.25%	0.96%	2.19%	0.65%(1)	1.54%
	Class C	0.98	1.00	4.80	6.78	4.43(1)	2.35
	Institutional Class	0.98	N/A	0.04	1.02	N/A	1.02
	Class J	0.98	0.45	0.29	1.72	N/A	1.72
	Class R-1	0.98	0.35	0.55	1.88	N/A	1.88
	Class R-2	0.98	0.30	0.47	1.75	N/A	1.75
	Class R-3	0.98	0.25	0.34	1.57	N/A	1.57
	Class R-4	0.98	0.10	0.30	1.38	N/A	1.38
	Class R-5	0.98	N/A	0.28	1.26	N/A	1.26
(b) Diversified International Fund ( Acquiring Fund)
	Class A	0.88%	0.25%	0.40%	1.53%	N/A	1.53%
	Class C	0.88	1.00	0.55	2.43	0.35(2)	2.08
	Institutional Class	0.88	N/A	0.04	0.92	N/A	0.92
	Class J	0.88	0.45	0.25	1.58	N/A	1.58
	Class R-1	0.88	0.35	0.56	1.79	N/A	1.79
	Class R-2	0.88	0.30	0.48	1.66	N/A	1.66
	Class R-3	0.88	0.25	0.35	1.48	N/A	1.48
	Class R-4	0.88	0.10	0.31	1.29	N/A	1.29
	Class R-5	0.88	N/A	0.29	1.17	N/A	1.17
(c) Diversified International Fund (Acquiring Fund)
	(Pro forma assuming Reorganization)
	Class A	0.88%	0.25%	0.39%	1.52%	N/A	1.52%
	Class C	0.88	1.00	0.58	2.46	0.38%(2)	2.08
	Institutional Class	0.88	N/A	0.03	0.91	N/A	0.91
	Class J	0.88	0.45	0.23	1.56	N/A	1.56
	Class R-1	0.88	0.35	0.55	1.78	N/A	1.78
	Class R-2	0.88	0.30	0.47	1.65	N/A	1.65
	Class R-3	0.88	0.25	0.34	1.47	N/A	1.47
	Class R-4	0.88	0.10	0.30	1.28	N/A	1.28
	Class R-5	0.88	N/A	0.28	1.16	N/A	1.16

(1)	PMC has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses
	normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain
	a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.54% for Class A
	and 2.35% for Class C shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and PMC).

(2)	PMC has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally
	payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain a total
	level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.08% for Class C shares.
	This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and PMC).
	The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table. The Acquired Fund will pay the costs associated with the Reorganization which are estimated to be $49,084. Assuming the Acquiring Fund experiences the expense ratios in the above table, shareholders of the Acquired Fund may expect the Acquiring Fund to recover the estimated expenses of the
Reorganization in one year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a
5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
International Growth Fund (Acquired Fund)	Class A	$698	$1,128	$1,594	$2,878
	Class C	$338	$1,539	$2,868	$5,988
	Institutional Class	$104	$ 325	$ 563	$1,248
	Class J	$275	$ 542	$ 933	$2,030
	Class R-1	$191	$ 591	$1,016	$2,201
	Class R-2	$178	$ 551	$ 949	$2,062
	Class R-3	$160	$ 496	$ 855	$1,867
	Class R-4	$140	$ 437	$ 755	$1,657
	Class R-5	$128	$ 400	$ 692	$1,523

Diversified International Fund (Acquiring Fund)	Class A	$697	$1,007	$1,338	$2,273
	Class C	$311	$ 718	$1,259	$2,735
	Institutional Class	$ 94	$ 293	$ 509	$1,131
	Class J	$261	$ 499	$ 860	$1,878
	Class R-1	$182	$ 563	$ 970	$2,105
	Class R-2	$169	$ 523	$ 902	$1,965
	Class R-3	$151	$ 468	$ 808	$1,768
	Class R-4	$131	$ 409	$ 708	$1,556
	Class R-5	$119	$ 372	$ 644	$1,420

Diversified International Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$696	$1,004	$1,333	$2,263
	Class C	$311	$ 724	$1,271	$2,763
	Institutional Class	$ 93	$ 290	$ 504	$1,120
	Class J	$259	$ 493	$ 850	$1,856
	Class R-1	$181	$ 560	$ 964	$2,095
	Class R-2	$168	$ 520	$ 897	$1,955
	Class R-3	$150	$ 465	$ 803	$1,757
	Class R-4	$130	$ 406	$ 702	$1,545
	Class R-5	$118	$ 368	$ 638	$1,409

If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
International Growth Fund (Acquired Fund)	Class A	$698	$1,128	$1,594	$2,878
	Class C	$238	$1,539	$2,868	$5,988
	Class J	$175	$ 542	$ 933	$2,030

Diversified International Fund (Acquiring Fund)	Class A	$697	$1,007	$1,338	$2,273
	Class C	$211	$ 718	$1,259	$2,735
	Class J	$161	$ 499	$ 860	$1,878

Diversified International Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$696	$1,004	$1,333	$2,263
	Class C	$211	$ 724	$1,271	$2,763
	Class J	$159	$ 493	$ 850	$1,856

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 153.8% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 105.9%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

International Growth Fund		Diversified International Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	1.00%	First $500 million	0.90%
Next $500 million	0.98%	Next $500 million	0.88%
Next $500 million	0.96%	Next $500 million	0.86%
Over $1.5 billion	0.95%	Next $500 million	0.85%
		Next $1 billion	0.83%
		Over $3 billion	0.80%

The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.

Risks Applicable to both Funds:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability;
nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S.
companies). These risks are greater with respect to securities of emerging and developing market countries.

Underlying Fund Risk. As of the date of this Proxy Statement/Prospectus, each of the Funds was being used as an underlying fund of a fund of funds, and an underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Risk Applicable to the Acquired Fund:

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Performance

The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how the Acquired
Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

International Growth Fund’s Class A and Class C shares commenced operations on October 1, 2007 and R-1 Class shares were first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of International Growth Fund’s Institutional
Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares.

Diversified International Fund’s Class A and Class B shares commenced operations on June 28, 2005, Class C shares were first sold on
January 16, 2007, Institutional Class shares were first sold on March 1, 2001, and R-1 Class shares first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of Diversified International Fund’s R-3 Class shares adjusted to reflect the fee and expenses of these classes. The adjustments result in performance for such periods that is no higher that the historical performance of the R-3 Class shares. R-2, R-3, R-4, and R-5 Class shares were first sold on December 6, 2000.

     During 2010, the R-5 Class of Diversified International Fund experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) International Growth Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:		Q2 '09	18.28%
Lowest return for a quarter during the period of the bar chart above:		Q3 '08	-25.89%
Year-to-date return for the quarter ending June 30, 2011:	4.55%

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)
Diversified International Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:		Q2 '09	21.03%
Lowest return for a quarter during the period of the bar chart above:		Q3 '08	-24.17%

Year-to-date return for the quarter ending June 30, 2011:	4.03%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
International Growth Fund (Acquired Fund)
-- Class A (before taxes)	4.95%	-1.26%	2.32%
(after taxes on distributions)	5.08	-1.94	1.48
(after taxes on distributions and sale of shares)	3.71	-0.96	1.85
-- Class C	9.26	-0.81	2.17
-- Institutional Class	11.80	0.43	3.50
-- Class J	9.99	-0.26	2.67
-- Class R-1	10.76	-0.42	2.61
-- Class R-2	10.89	-0.32	2.70
-- Class R-3	11.09	-0.17	3.25
-- Class R-4	11.34	0.04	3.11
-- Class R-5	11.43	0.15	3.23
MSCI World Ex-US Growth Index (reflects no deduction for fees, expenses, or taxes)	13.06	3.99	3.08

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
Diversified International Fund (Acquiring Fund)
-- Class A (before taxes)	6.49%	1.09%	2.63%
(after taxes on distributions)	6.59	0.35	2.14
(after taxes on distributions and sale of shares)	4.62	1.10	2.33
-- Class C	11.09	1.59	2.58
-- Institutional Class	13.43	2.80	3.76
-- Class J	11.64	2.17	3.02
-- Class R-1	12.32	1.91	2.89
-- Class R-2	12.38	2.04	3.00
-- Class R-3	12.69	2.21	3.20
-- Class R-4	12.95	2.41	3.49
-- Class R-5	14.03	2.70	3.62
MSCI ACWI Ex-US Index (reflects no deduction for fees, expenses, or taxes)	11.15	4.82	5.54

MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	3.50

After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

Effective June 30, 2011, the benchmark of the Diversified International Fund changed to the MSCI EAFE Index NDTR. PMC and PGI believe that the MSCI EAFE Index NDTR is more widely used for funds in the foreign large blend category than the MSCI ACWI Ex-US Index.

Reasons for the Reorganization

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the same investment objective in that both seek long-term growth of capital. The Funds also have similar principal policies and risks in that both invest primarily in equity securities of companies domiciled in any nations of the world, including those in countries with emerging markets. The Acquiring Fund has lower advisory fee rates and lower expense ratios than the Acquired Fund and has outperformed the Acquired Fund over the one, three, and five year periods ended March 31, 2011. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management.
Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

At its June 14, 2011 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the investment objectives and principal investment strategies and risks of the Funds;
(2) identical fundamental investment restrictions;
(3) estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4) expense ratios and available information regarding the fees and expenses of the Funds;

(5) comparative investment performance of and other information pertaining to the Funds;
(6) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7) the absence of any material differences in the rights of shareholders of the Funds;
(8) the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;
(9) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12) the terms and conditions of the Plan; and
(13) possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;
(2) PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3) the Acquiring Fund has lower advisory fee rates and lower overall expense ratios than the Acquired Fund;
(4) the Acquiring Fund has outperformed the Acquired fund for the one-, three- and five-year period ended March 31, 2011; and

(5) the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION

Plans of Acquisition

The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plan attached as
Appendix A to this Proxy Statement/Prospectus.

Under each Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be October 14, 2011, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

The Plans may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Funds. The Board may abandon and terminate either or both of the Plans at any time before the
Effective Time if it believes that consummation of the transactions contemplated by the Plan(s) would not be in the best interests of the shareholders of either of the Funds.

Under the Plan related to the Reorganization of the Disciplined LargeCap Blend Fund into the Capital Appreciation Fund, PMC will pay
$540 of out-of-pocket costs in connection with the transaction contemplated under this Plan as it relates to C shares of the Disciplined
LargeCap Blend. Disciplined LargeCap Blend will pay or cause to be paid all remaining out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan

Under the Plan related to the Reorganization of the International Growth Fund into the Diversified International Fund, the International
Growth Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

If a Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.

Description of the Securities to Be Issued

PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series.
Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class
R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Funds to be issued in connection with the
Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Funds have the same rights with respect to the Acquired Funds that the share classes of the Acquiring
Funds have with respect to the Acquiring Funds.

Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because, with respect to the reorganization under each of Proposal 1 and
Proposal 2, the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with each combination, the tax cost basis of the
Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of October 31, 2010, the Acquired Funds had an accumulated capital loss carryforwards of approximately $527,052,000 for Disciplined LargeCap Blend Fund and $820,474,000 for International Growth Fund. After the
Reorganization, these losses will be available to the Acquiring Funds to offset their capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Funds may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Funds to utilize the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Funds. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Funds.

Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Funds prior to and in connection with the Reorganizations could result in the Acquired Funds incurring long-term and short-term capital gains. However, it is expected that the available pre-reorganization capital loss, or capital loss carryforwards, for the Acquired Funds, described above, will offset any such capital gains. To theextent any such capital gains are not offset, they will be passed through to the shareholders of the
Acquired Funds and subject to taxation asdescribed below.

Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the
Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
Proposal 1
The following tables show as of April 30, 2011: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund;
and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of April 30,
2011, the Acquired Fund had outstanding nine classes of shares; Class A, Class B, Class C, Institutional, R-1, R-2, R-3, R-4, and R-5. As of
April 30, 2011, the Acquiring Fund had outstanding ten classes of shares; Class A, Class B, Class C, Class P, Institutional, R-1, R-2, R-3,
R-4, and R-5.

The Acquired fund will pay a portion of the expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $88,709. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $179,068 with an approximate gain of $31,924,000 ($1.45 per share) on a U.S. GAAP basis.

		Net Assets		Shares
		(000s)	NAV	(000s)
Disciplined LargeCap Blend Fund
(Acquired Fund)	Class A	$221,596	$13.00	17,041
	Class B	11,803	12.86	918
	Class C	2,511	12.88	195
	Institutional	40,483	12.96	3,124
	R-1	1,313	12.91	102
	R-2	1,030	12.83	80
	R-3	5,740	12.87	446
	R-4	808	13.06	62
	R-5	1,447	12.92	112
		$286,731		22,080
Principal Capital Appreciation Fund
(Acquiring Fund)	Class A	$456,708	$41.71	10,950
	Class B	61,778	35.36	1,747
	Class C	22,771	35.47	642
	Class P	113	42.13	3
	Institutional	949,133	42.16	22,511
	R-1	593	41.86	14
	R-2	940	41.91	22
	R-3	3,497	41.93	83
	R-4	4,772	42.00	114
	R-5	13,147	42.06	313
		$1,513,452		36,399
Reduction in net assets and decrease in net asset
values per share of the Acquired Fund to reflect the
estimated expenses of the Reorganization
	Class A	(76)	**
	Class B	(7)	(0.01)
	Class C	(1)	(0.01)
	Institutional	*	**
	R-1	(1)	(0.01)
	R-2	(1)	(0.01)
	R-3	(2)	**
	R-4	(1)	(0.02)
	R-5	*	**

	Net Assets		Shares
	(000s)	NAV	(000s)
Decrease in shares outstanding of the Acquired Fund
to reflect the exchange for shares of the Acquiring Fund.
Class A			(11,730)
Class B			(584)
Class C			(124)
Institutional			(2,164)
R-1			(71)
R-2			(55)
R-3			(309)
R-4			(43)
R-5			(78)

Principal Capital Appreciation Fund
(Acquiring Fund)
(pro forma assuming Reorganization)	Class A	$678,228	$41.71	16,261
	Class B	$73,574	35.36	2,081
	Class C	$25,281	35.47	713
	Class P	$113	42.13	3
	Institutional	$989,616	42.16	23,471
	R-1	$1,905	41.86	45
	R-2	$1,969	41.91	47
	R-3	$9,235	41.93	220
	R-4	$5,579	42.00	133
	R-5	$14,594	42.06	347
		$1,800,094		43,321
* Less than $500.
**Less than $0.005 per share

Proposal 2

The following tables show as of April 30, 2011: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund;
and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of April 30,
2011, the Acquired Fund had outstanding nine classes of shares; Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. As of
April 30, 2011, the Acquiring Fund had outstanding eleven classes of shares; Class A, Class B, Class C, Class J, Class P, Institutional, R-1,
R-2, R-3, R-4, and R-5.

The Acquired fund will pay all of the expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $49,084. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $1,742,112 with an approximate gain of $103,136,000 ($0.81 per share) on a U.S. GAAP basis.

		Net Assets	NAV	Shares
		(000s)		(000s)
International Growth Fund	Class A	$8,967	$9.76	919
(Acquired Fund)	Class C	629	9.80	64
	Class J	42,046	9.54	4,408
	Institutional	1,156,688	9.74	118,751
	R-1	1,314	9.78	134
	R-2	3,648	9.51	384
	R-3	9,492	10.13	937
	R-4	3,912	9.66	405
	R-5	8,412	9.68	869
		$1,235,108		126,871
Diversified International Fund	Class A	$294,011	$11.00	26,717
(Acquiring Fund)	Class B	16,620	11.01	1,509
	Class C	12,651	11.01	1,149
	Class J	195,445	10.90	17,935
	Class P	65	10.96	6
	Institutional	1,380,537	10.97	125,883
	R-1	10,066	10.94	920
	R-2	18,438	10.89	1,693
	R-3	71,531	10.95	6,533
	R-4	53,139	11.10	4,789
	R-5	95,676	11.07	8,640
		$2,148,179		195,774
Reduction in net assets and decrease in net asset
values per share of the Acquired Fund to reflect the
estimated expenses of the Reorganization
	Class A	(3)	**
	Class C	*	**
	Class J	(19)	**
	Institutional	(16)	**
	R-1	(1)	(0.01)
	R-2	(2)	(0.01)
	R-3	(3)	**
	R-4	(2)	**
	R-5	(3)	**

		Net Assets	NAV	Shares
		(000s)		(000s)
Decrease in shares outstanding of the Acquired Fund
to reflect the exchange for shares of the Acquiring Fund.
	Class A			(104)
	Class C			(7)
	Class J			(552)
	Institutional			(13,311)
	R-1			(14)
	R-2			(49)
	R-3			(70)
	R-4			(53)
	R-5			(109)

Diversified International Fund	Class A	302,975	$11.00	27,532
(Acquiring Fund)	Class B	$16,620	11.01	1,509
(pro forma assuming Reorganization)	Class C	13,280	11.01	1,206
	Class J	237,472	10.90	21,791
	Class P	65	10.96	6
	Institutional	2,537,209	10.97	231,323
	R-1	11,379	10.94	1,040
	R-2	22,084	10.89	2,028
	R-3	81,020	10.95	7,400
	R-4	57,049	11.10	5,141
	R-5	104,085	11.07	9,400
		$3,383,238		308,376
* Less than $500.
**Less than $0.005 per share

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional
Information contains additional information about investment strategies and their related risks.

Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable.
	Disciplined	Diversified	International	Principal Capital
Investment Strategies and Risks	LargeCap Blend	International	Growth	Appreciation
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed Income Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Principal	Principal	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk (1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk (1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility (1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Portfolio Turnover	Principal	Principal	Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Capitalization Companies	Non-Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Principal

(1) These risks are not deemed principal for purposes of this table because they apply to almost all Funds; however, in certain circumstances, they could significantly affect a Fund’s net asset value, yield and total return.

Bank Loans (also known as Senior Floating Rate Interests). Bank loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize full value and thus cause a material decline in the Fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

Convertible Securities. Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities.
However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Exchange Traded Funds ("ETFs"). These are a type of index or actively managed fund bought and sold on a securities exchange. An
ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, mortgage-backed securities, U.S. government securities and asset-
backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

• Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.

• Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. To the extent that the mortgages underlying mortgage-backed securities are "sub-prime mortgages" (mortgages granted to borrowers whose credit histories would not support conventional mortgages), the risk of default is higher.

High Yield Securities. Debt securities rated at the time of purchase BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor are sometimes referred to as high yield or "junk bonds" and are considered speculative; such securities could be in default at time of purchase.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities.
High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.

Index Funds. Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.

Initial Public Offerings ("IPOs"). An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the
Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Master Limited Partnerships. Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Municipal Obligations and AMT-Subject Bonds. The two principal classifications of municipal bonds are "general obligation" and
"revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax
Considerations" for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Preferred Securities. Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets – preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Royalty Trusts. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could adversely impact the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Market Volatility. The value of a fund's portfolio securities may go down in response to overall stock or bond market movements.
Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. It is possible to lose money when investing in the fund.

Equity Securities. Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some of the Funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the Funds' portfolios and their related indexes will change over time and, the Funds will not automatically sell a security just because it falls outside of the market capitalization range of their indexes. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Management Risk. If a Sub-Advisor's investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money.
• Active Management: The performance of a Fund that is actively managed will reflect in part the ability of PMC or Sub-Advisor(s)
to make investment decisions that are suited to achieving the Fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.
• Passive Management: Index funds use a passive, or indexing, investment approach. Index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.

Liquidity Risk. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Repurchase Agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the
Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Real Estate Investment Trusts. Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the
Fund will be subject to the REITs expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the
Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Derivatives. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). The Funds may enter into forward commitment agreements (not as a principal investment strategy), which call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction PMC or Sub-
Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
• the possibility that the counterparty may fail to perform its obligations.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Foreign Investing. For the Funds in this prospectus, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Depending on the fund, the fund may invest in securities of developed markets, developing (also called "emerging") markets, or both.
Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging
Markets Index). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New
Zealand, and most nations located in Western Europe.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S.
companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a
Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a
Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called "emerging") countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies. Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Underlying Funds. Both Acquired and both Acquiring Funds are underlying funds to certain PFI fund of funds. An underlying fund may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. PMC and the Sub-Advisors for the funds of funds are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages.
The following table shows the percentage of the outstanding shares of acquired and acquiring funds owned by the Principal LifeTime
Funds as of October 31, 2010.

International
Fund	Growth Fund
Principal LifeTime 2010	3.82%
Principal LifeTime 2015	4.57
Principal LifeTime 2020	5.08
Principal LifeTime 2025	5.42
Principal LifeTime 2030	5.57
Principal LifeTime 2035	6.28
Principal LifeTime 2040	6.30
Principal LifeTime 2045	7.13
Principal LifeTime 2050	6.92
Principal LifeTime 2055	6.51
Principal LifeTime Strategic Income	1.60
59.20%

The following table shows the percentage of the outstanding shares of acquired and acquiring funds owned by the Strategic Asset
Management “SAM” Portfolios as of October 31, 2010.

	Disciplined	Principal Capital	Diversified
	LargeCap	Appreciation	International
Fund	Blend Fund	Fund	Fund
SAM Balanced Portfolio	4.78%	4.96%	8.97%
SAM Conservative Balanced Portfolio	3.63	4.54	6.03
SAM Conservative Growth Portfolio	6.10	7.07	11.04
SAM Flexible Income Portfolio	2.32	1.06	4.06
SAM Strategic Growth Portfolio	8.56	8.03	13.18

	25.48%	25.66%	43.28%

Securities Lending Risk. To earn additional income, each Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Temporary Defensive Measures. From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio Turnover. "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may lower the
Fund's performance. For some funds, high portfolio turnover rates, although increasing transaction expenses, may contribute to higher performance.

Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return"
line in the Financial Highlights section reflects portfolio turnover costs. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

Multiple Classes of Shares

The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds may offer some or all of the following shares: Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J, Class P and Institutional
Class. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds

Fees and Expenses of the Funds

The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the
Fund’s manager, underwriter and others who provide ongoing services to the Fund. The Class R-1, R-2, R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."

Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

Class A, Class B and Class C Shares
• You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
• Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge
(CDSC) at the time of redemption.
• Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the
CDSC is imposed, it will reduce the amount of sales proceeds.

Institutional and Retirement Class Shares:
Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Class J
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is waived on shares:
• that were purchased pursuant to the Small Amount Force Out program (SAFO);
• redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
• redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
• redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
• sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);
• that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:
• Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.
• Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
• Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares, Class J shares, Class A shares, Class B shares and Class C shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
• Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Funds at cost.

Retirement Class Shares Only

• Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.
• Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

Class A, Class B, Class C, Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for
Class A, Class B, Class C, Class J and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation
Institutional Class Shares
None of the Funds has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares
PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and
R-4 shares. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's
Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the

Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the
Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan
“platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A, Class B, Class C and Class J Shares

Each Fund has adopted a 12b-1 plan for its Class A, Class B, Class C and Class J shares. Under the 12b-1 Plans, the Funds may make payments from assets attributable to the particular share class to the Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Acquiring Funds is set forth below:

Share Class	12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class J	0.45%

The proceeds from the Rule 12b-1 fees paid by Class A, Class B, Class C and Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial
Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial
Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

Pricing of Fund Shares

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the
New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally
New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally
3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):
• on a day that the NYSE is open and
• prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For each Fund the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares outstanding for that class.

NOTES:

• If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

• A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”)
are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The
Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the
Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time.
These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Class A, Class B and Class C Shares

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“Financial
Professionals”). Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts.
The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/ or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. PMC may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

To eliminate the need for safekeeping, PFI will not issue certificates for shares.

Making an Investment

PFI has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established.
With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a);
payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or AIP. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Contact information for the Fund is as follows:

Mailing Addresses:

Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809

After you place a buy order in proper form, which must be received at the transaction processing center in Canton, Massachusetts, shares are bought using the next share price calculated.

Customer Service

You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your PFI account(s).
You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan (“AIP”)

Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an AIP when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class B Shares

Class B shares of the Funds are no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Effective May 12, 2010, exchanges cannot be made into the Funds. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule (based on purchase date), as described below. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other
Class B Fund shares in accordance with the Funds' current policies. Effective on and after the Closing Date, Class B shareholders who have an automated investment plan in Class B shares (such as Automatic Investment Plan (“AIP”) or automatic exchange election), will have such recurring investments automatically redirected into Class A shares of the same Fund with the applicable Class A sales charge (load). All other features of Class B shares, including Rule 12b-1 distribution and/or service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. We may modify these policies in the future.

Institutional Class Shares

Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
•	clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
•	certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from Principal Funds Distributor, Inc. (“the Distributor”). The Distributor is an affiliate of Principal Life
Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional Class shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for the Funds are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by a Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

NOTE:	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares

The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
•	retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services;
•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;

• any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
• clients of Principal Global Investors, LLC.;
• certain pension plans;
• certain retirement account investment vehicles administered by foreign or domestic pension plans;
• an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
• certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.
Shares may be purchased from PFD. PFD is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal
Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or a plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the
Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by
Principal Life and accounts under common ownership or control.

Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class J Shares

Class J shares are currently available only through registered representatives of:
• Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
• selected broker-dealers selling Class J shares in conjunction with health savings accounts; and
• selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-243-4380, extension 1000.

Fill out the PFI (or the IRA, SEP or SIMPLE) application completely. You must include:
• the name you want to appear on the account;
• the PFI Fund in which you want to invest;
• the amount of the investment;
• your Social Security number; and
• other required information.

Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.
• PFI may reject or cancel any purchase orders for any reason. For example, PFI does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, PFI may reject any purchase orders from market timers or investors that, in
PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

• If you are making an initial purchase of PFI of $1,000,000 or more and have selected Class J shares, the purchase will be of Class
A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of PFI owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other PFI shares.

However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase.
• The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, PFI will not issue certificates for shares. PFI may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of PFI and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment Plan.
Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan

Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic
Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE: No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares

Class A, Class B and Class C Shares

After you place a sell order in proper form, which must be received at the transaction processing center in Canton, Massachusetts, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call PFI. You should also call PFI for special instructions that may apply to sales from accounts:
• when an owner has died
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, PFI may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any PFI Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within
60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares;
shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the
Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail
• Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box
8024, Boston, MA 02266-8024 (or overnight mail to 30 Dan Road, Canton, MA 02021-2809). Specify the Fund(s) and account number.
• Specify the number of shares or the dollar amount to be sold.
• A Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• check is being sent to an address other than the account address;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
• The request may be made by a shareholder or by the shareholder’s Financial Professional.
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally
3:00 p.m. Central Time).
• Telephone redemption privileges are NOT available for PFI 403(b) plans and certain employer sponsored benefit plans.
• If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
• pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:
• completing the applicable section of the application, or
• sending us your written instructions, or
• completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
• you instruct us to stop or
• your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the
15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Institutional Class Shares

Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form.

The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Retirement Class Shares

Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Funds generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Class J Shares

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
• when an owner has died;
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:
• Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• check is being sent to an address other than the account address;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally
3:00 p.m. Central Time).
• Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employee sponsored benefit plans.
• If previously authorized, checks can be sent to a shareholder's U.S. bank account.

Systematic withdrawal plans:
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
• pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).
• You can set up a systematic withdrawal plan by:
• completing the applicable section of the application; or
• sending us your written instructions; or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
• you instruct us to stop; or
• your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the
15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Exchange of Fund Shares
Class A, Class B and Class C Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other PFI Funds. The Fund reserves the right to revise or terminate the exchange privilege at any time.

Automatic Exchange Election

This election authorizes an exchange from one fund of PFI to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.
• completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Institutional Class and Retirement Class Shares
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:
• the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
• the share class of such other Fund is available through the plan, and
• the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the
Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Class J Shares
Your shares in the Funds may be exchanged without a CDSC for the same share class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.

You may exchange shares by:
• sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).
• via the Internet at www.principalfunds.com.
• calling us, if you have telephone privileges on the account.

Automatic Exchange Election

This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
• completing an automatic Exchange Election form available on www.principalfunds.com,
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.

Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and broker-dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Frequent Purchases and Redemptions

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
• Disrupt the management of the Funds by:
• forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
• causing unplanned portfolio turnover;
• Hurt the portfolio performance of the Funds; and
• Increase expenses of the Funds due to:
• increased broker-dealer commissions and
• increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds have also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may harm the Funds.

Class A, Class B and Class C Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, Class B and
Class C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an
Automatic Exchange Election or Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue
Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as
amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio.
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges per year; and
• Taking other such action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Institutional Class Shares
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges during a year;
• Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption);
and
• Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

Retirement Class Shares

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

Class J Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic
Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a
shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal
Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative”
under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to
1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which
Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares. In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
• Increasing the excessive trading fee to 2%,
• Increasing the excessive trading fee period from 30 days to as much as 90 days,
• Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
• Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
• Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
• Taking such other action as directed by the Fund.

Dividends and Distributions

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment date is annually in
December. For more details on the payment schedule, go to www.principalfunds.com.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
• invested in shares of another of the PFI Funds without a sales charge (distributions of a Fund may be directed only to one receiving
Fund); or
• paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to
Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com.
You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:
• A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
• Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state)
income tax.
• For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the
Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income.
Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such
(generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.

Portfolio Holdings Information

A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the
Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on July 22, 2011 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of each Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a
“Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to each Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of each Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. The approval of one Reorganization is not contingent upon approval of any other
Reorganization.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services.
Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the Acquired Funds.
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of July 22, 2011, the Record Date, the number of shares outstanding for each class of the Acquired and
Acquiring Funds:

Disciplined LargeCap Blend Fund		Principal Capital Appreciation Fund
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
A	16,524,518.088	A	10,537,584.745
B	819,763.447	B	1,618,556.580
C	196,355.764	C	641,320.570
Institutional	2,920,796.453	Institutional	22,807,358.629
P	N/A	P	235,481.131
R-1	94,817.206	R-1	16,342.126
R-2	57,899.034	R-2	24,954.174
R-3	416,487.395	R-3	88,263.762
R-4	38,145.238	R-4	166,382.908
R-5	116,986.096	R-5	346,383.106

International Growth Fund		Diversified International Fund
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
A	934,917.765	A	26,147,340.159
B	N/A	B	1,378,965.611
C	65,457.238	C	1,120,668.085
Institutional	116,858,952.379	Institutional	128,488,232.847
J	4,357,274.789	J	17,679,311.761
P	N/A	P	76,012.060
R-1	124,058.938	R-1	880,054.606
R-2	334,745.195	R-2	1,504,954.524
R-3	835,592.529	R-3	6,486,408.869
R-4	321,789.993	R-4	4,755,138.413
R-5	776,956.827	R-5	8,361,918.143

As of the July 22 2011 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the July 22, 2011 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Funds:

			Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
DIVERSIFIED INTERNATIONAL	A	PERSHING LLC	5.78%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL	B	PERSHING LLC	8.26%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL	C	PERSHING LLC	13.19%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED INTERNATIONAL	Institutional	SAM BALANCED PORTFOLIO PIF	23.21%
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

		SAM CONS GROWTH PORTFOLIO PIF	21.34%
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

		SAM STRATEGIC GROWTH PORTFOLIO PIF	15.31%
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	P	PRUDENTIAL INVESTMENT MANAGEMENT	42.64%
		SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS
		MS NJ-05-11-20 ATTN PRUCHOICE UNIT
		100 MULBERRY ST GATEWAY CTR 3 FL 10
		NEWARK NJ 07102

		MLPF&S FOR THE SOLE	40.72%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

		RAYMOND JAMES	9.67%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

		LPL FINANCIAL	5.55%
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
		SAN DIEGO CA 92150-9046

DIVERSIFIED INTERNATIONAL	R-1	DELAWARE CHARTER GUARANTEE & TRUST	96.39%
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	R-2	DCGT AS TTEE AND/OR CUST	96.65%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

			Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
DIVERSIFIED INTERNATIONAL	R-3	DCGT AS TTEE AND/OR CUST	93.37%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	R-4	DCGT AS TTEE AND/OR CUST	95.93%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL	R-5	DCGT AS TTEE AND/OR CUST	94.28%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	A	PERSHING LLC	7.03%
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION	B	PERSHING LLC	5.60%
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION	C	PERSHING LLC	17.82%
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

		CITIGROUP GLOBAL MARKETS	7.65%
		HOUSE ACCOUNT
		700 RED BROOK
		OWINGS MILLS MD 21117-5184

		FIRST CLEARING LLC	7.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION	Institutional	SAM BALANCED PORTFOLIO PIF	27.19%
		ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
		DES MOINES IA 50392-0001

		SAM CONS GROWTH PORTFOLIO PIF	24.76%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

		SAM STRATEGIC GROWTH PORTFOLIO PIF	20.83%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

		PRINCIPAL LIFE INSURANCE CO CUST.	12.97%
		FBO PRINCIPAL FINANCIAL GROUP
		OMNIBUS WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

		SAM CONS BALANCED PORTFOLIO PIF	6.12%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

			Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
PRINCIPAL CAPITAL APPRECIATION	P	LPL FINANCIAL	43.92%
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

		PRUDENTIAL INVESTMENT MANAGEMENT	27.67%
		SERVICE FOR THE BENEFIT OF
		MUTUAL FUND CLIENTS
		MS NJ-05-11-20 ATTN PRUCHOICE UNIT
		100 MULBERRY ST GATEWAY CTR 3 FL 10
		NEWARK NJ 07102

		RAYMOND JAMES	16.47%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

		MLPF&S FOR THE SOLE	11.71%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PRINCIPAL CAPITAL APPRECIATION	R-1	DCGT AS TTEE AND/OR CUST	100.00%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	R-2	DCGT AS TTEE AND/OR CUST	100.00%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	R-3	DCGT AS TTEE AND/OR CUST	100.00%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	R-4	DCGT AS TTEE AND/OR CUST	52.02%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

		DCGT AS TTEE AND/OR CUST	45.04%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED FIA OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION	R-5	DCGT AS TTEE AND/OR CUST	98.88%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

As of the July 22, 2011 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
DISCIPLINED LARGECAP BLEND	B	PERSHING LLC	7.59%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DISCIPLINED LARGECAP BLEND	C	PERSHING LLC	18.54%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DISCIPLINED LARGECAP BLEND	Institutional	PRINCIPAL LIFE INSURANCE CO	98.82%
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-9992

DISCIPLINED LARGECAP BLEND	R-1	DELAWARE CHARTER GUARANTEE & TRUST	64.57%
		FBO VARIOUS QUALIFIED PLANS
711 HIGH STREET
		DES MOINES IA 50392-0001

		DCGT AS TTEE AND/OR CUST	31.34%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

DISCIPLINED LARGECAP BLEND	R-2	DELAWARE CHARTER GUARANTEE & TRUST	95.38%
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

DISCIPLINED LARGECAP BLEND	R-3	DCGT AS TTEE AND/OR CUST	98.76%
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

DISCIPLINED LARGECAP BLEND	R-4	DCGT AS TTEE AND/OR CUST	100.00%
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

DISCIPLINED LARGECAP BLEND	R-5	DCGT AS TTEE AND/OR CUST	78.26%
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

		INTERPARK LLC	20.20%
		FBO INTERPARK LLC NQ SAVINGS PLAN
		ATTN JESSICA ARCHER
		16479 DALLAS PKWY STE 500
		ADDISON TX 75001-6852

INTERNATIONAL GROWTH	A	PERSHING LLC	33.41%
1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

		CHARLES SCHWAB & CO INC	29.99%
		SPECIAL CUSTODY A/C FOR
		THE BENEFIT OF CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
INTERNATIONAL GROWTH	C	PERSHING LLC	6.90%
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

INTERNATIONAL GROWTH	Institutional	LIFETIME 2020 FUND	23.53%
		ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST
		DES MOINES IA 50392-0001

		LIFETIME 2030 FUND	22.58%
		ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
		DES MOINES IA 50392-0001

		LIFETIME 2040 FUND	16.49%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

		PRINCIPAL LIFE INSURANCE CO	9.27%
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN: RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-9992

		LIFETIME 2050 FUND	7.55%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

		LIFETIME 2010 FUND	5.16%
		ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL GROWTH	R-1	DELAWARE CHARTER GUARANTEE & TRUST	88.74%
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

		DCGT AS TTEE AND/OR CUST	10.61%
		FBO PRINCIPAL FINANCIAL GROUP
		NON-QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL GROWTH	R-2	DCGT AS TTEE AND/OR CUST	99.04%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL GROWTH	R-3	DCGT AS TTEE AND/OR CUST	89.70%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

INTERNATIONAL GROWTH	R-4	DCGT AS TTEE AND/OR CUST	98.89%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
INTERNATIONAL GROWTH	R-5	DCGT AS TTEE AND/OR CUST	87.80%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

		WELLS FARGO INST TRUST SERVICES	6.20%
		FBO WORLD INSURANCE CO.
		EXECUTIVE SERP PLAN
		ATTN KATE MEYER
		733 MARQUETTE AVENUE
		MINNEAPOLIS MN 55402-2309

FINANCIAL HIGHLIGHTS

The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years)
and for the semi-annual period ended April 30, 2011. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2006, through October 31, 2010, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2011, has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
DISCIPLINED LARGECAP BLEND FUND
Class A shares
2011(c)	$11 .73	$0 .02	$1 .86	$1 .88	($0 .61)	$–	($0 .61)	$13.00	16 .56%(d)
2010	10.42	0.08	1 .32	1 .40	(0 .09)	–	(0 .09)	11 .73	13 .52
2009	9.93	0.11	0 .49	0 .60	(0 .11)	–	(0 .11)	10 .42	6 .26
2008	17.85	0.14	(6 .01)	(5 .87)	(0 .13)	(1 .92)	(2.05)	9 .93	(36 .96)
2007	16.07	0.12	2 .13	2 .25	(0 .09)	(0 .38)	(0.47)	17 .85	14 .31
2006	14.35	0.11	1 .86	1 .97	(0 .05)	(0 .20)	(0.25)	16 .07	13 .86
Class B shares
2011(c)	11.50	(0.05)	1 .84	1 .79	(0 .43)	–	(0 .43)	12 .86	15 .91 (d)
2010	10.26	(0.05)	1 .29	1 .24	–	–	–	11 .50	12 .09
2009	9.77	(0.01)	0 .50	0 .49	–	–	–	10 .26	5 .02
2008	17.62	–	(5 .93)	(5 .93)	–	(1 .92)	(1 .92)	9 .77	(37 .61)
2007	15.94	(0.05)	2 .11	2 .06	–	(0 .38)	(0 .38)	17 .62	13 .14
2006	14.32	(0.03)	1 .85	1 .82	–	(0 .20)	(0 .20)	15 .94	12 .82
Class C shares
2011(c)	11.60	(0.02)	1 .85	1 .83	(0 .55)	–	(0 .55)	12 .88	16 .23 (d)
2010	10.31	0.01	1 .31	1 .32	(0 .03)	–	(0 .03)	11 .60	12 .85
2009	9.85	0.04	0 .49	0 .53	(0 .07)	–	(0 .07)	10 .31	5 .53
2008	17.71	0.02	(5 .96)	(5 .94)	–	(1 .92)	(1 .92)	9 .85	(37 .46)
2007(h)	16.26	(0.03)	1 .48	1 .45	–	–	–	17 .71	8 .92 (d)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	Ratio of	Ratio of Net
Net Assets, End of	Expenses to	Investment Income
Period (in	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets	Turnover Rate

$221,596	1.20%(e)	0.38%(e)	144 .0%(e)
202,793	1.18	0.76	145 .0
201,464	1.19	1.14	129 .9
218,451	1.00 (f)	1.03	121 .7
690,007	0.89 (f)	0.74	101 .4 (g)
95,018	1.20 (f)	0.70	92 .4

11,803	2 .39 (e),(f)	(0.81) (e)	144 .0 (e)
12,914	2.41	(0.47)	145 .0
18,368	2.43	(0.06)	129 .9
25,190	2.04 (f)	(0.03)	121 .7
61,799	1.91 (f)	(0.27)	101 .4 (g)
13,117	2.14 (f)	(0.22)	92 .4

2,511	1 .82 (e),(f)	(0.26) (e)	144 .0 (e)
2,100	1.82 (f)	0.12	145 .0
1,967	1.82 (f)	0.48	129 .9
1,526	1.82 (f)	0.17	121 .7
2,480	1 .82 (e),(f)	(0 .21) (e)	101 .4 (e),(g)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
2011(b)	$11 .72	$0.07	$1 .84	$1 .91	($0 .67)	$–	($0 .67)	$12.96
2010	10.41	0 .15	1 .31	1 .46	(0 .15)	–	(0 .15)	11 .72
2009	9.95	0 .16	0 .50	0 .66	(0 .20)	–	(0 .20)	10 .41
2008	17.85	0 .20	(6 .00)	(5 .80)	(0 .18)	(1.92)	(2 .10)	9 .95
2007	16.11	0 .18	2 .13	2 .31	(0 .19)	(0.38)	(0 .57)	17 .85
2006	14.37	0 .19	1 .88	2 .07	(0 .13)	(0.20)	(0 .33)	16 .11
R-1 shares
2011(b)	11.63	–	1 .85	1 .85	(0 .57)	–	(0 .57)	12 .91
2010	10.34	0 .05	1 .31	1 .36	(0 .07)	–	(0 .07)	11 .63
2009	9.85	0 .08	0 .50	0 .58	(0 .09)	–	(0 .09)	10 .34
2008	17.70	0 .07	(5 .95)	(5 .88)	(0 .05)	(1.92)	(1 .97)	9 .85
2007	15.97	0 .04	2 .11	2 .15	(0 .04)	(0.38)	(0 .42)	17 .70
2006	14.24	0 .02	1 .91	1 .93	–	(0.20)	(0 .20)	15 .97
R-2 shares
2011(b)	11.56	0 .01	1 .84	1 .85	(0 .58)	–	(0 .58)	12 .83
2010	10.28	0 .07	1 .29	1 .36	(0 .08)	–	(0 .08)	11 .56
2009	9.80	0 .09	0 .49	0 .58	(0 .10)	–	(0 .10)	10 .28
2008	17.61	0 .09	(5 .91)	(5 .82)	(0 .07)	(1.92)	(1 .99)	9 .80
2007	15.90	0 .06	2 .10	2 .16	(0 .07)	(0.38)	(0 .45)	17 .61
2006	14.18	0 .08	1 .86	1 .94	(0 .02)	(0.20)	(0 .22)	15 .90
R-3 shares
2011(b)	11.61	0 .03	1 .83	1 .86	(0 .60)	–	(0 .60)	12 .87
2010	10.31	0 .09	1 .31	1 .40	(0 .10)	–	(0 .10)	11 .61
2009	9.84	0 .11	0 .49	0 .60	(0 .13)	–	(0 .13)	10 .31
2008	17.68	0 .12	(5 .95)	(5 .83)	(0 .09)	(1.92)	(2 .01)	9 .84
2007	15.96	0 .09	2 .10	2 .19	(0 .09)	(0.38)	(0 .47)	17 .68
2006	14.23	0 .09	1 .88	1 .97	(0 .04)	(0.20)	(0 .24)	15 .96
R-4 shares
2011(b)	11.66	0 .03	1 .88	1 .91	(0 .51)	–	(0 .51)	13 .06
2010	10.36	0 .10	1 .32	1 .42	(0 .12)	–	(0 .12)	11 .66
2009	9.88	0 .12	0 .51	0 .63	(0 .15)	–	(0 .15)	10 .36
2008	17.74	0 .14	(5 .96)	(5 .82)	(0 .12)	(1.92)	(2 .04)	9 .88
2007	16.01	0 .13	2 .10	2 .23	(0 .12)	(0.38)	(0 .50)	17 .74
2006	14.28	0 .11	1 .89	2 .00	(0 .07)	(0.20)	(0 .27)	16 .01
R-5 shares
2011(b)	11.68	0 .04	1 .85	1 .89	(0 .65)	–	(0 .65)	12 .92
2010	10.37	0 .12	1 .32	1 .44	(0 .13)	–	(0 .13)	11 .68
2009	9.91	0 .14	0 .49	0 .63	(0 .17)	–	(0 .17)	10 .37
2008	17.78	0 .16	(5 .97)	(5 .81)	(0 .14)	(1.92)	(2 .06)	9 .91
2007	16.05	0 .15	2 .11	2 .26	(0 .15)	(0.38)	(0 .53)	17 .78
2006	14.31	0 .13	1 .90	2 .03	(0 .09)	(0.20)	(0 .29)	16 .05

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
	Period (in	to Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets	Turnover Rate

16.89%(c)	$40,483	0.64%(d)	1 .24%(d)	144 .0%(d)
14.14	596,070	0.58	1 .38	145 .0
6.92	2,048,193	0.58	1 .72	129 .9
(36.65)	1,763,971	0.57	1 .43	121 .7
14.70	3,160,022	0.57	1 .08	101 .4 (e)
14.61	974,790	0.59	1 .27	92 .4

16.39 (c)	1,313	1.50 (d)	0 .07 (d)	144 .0 (d)
13.17	1,091	1.47	0 .46	145 .0
6.02	1,284	1.46	0 .85	129 .9
(37.23)	1,148	1.45	0 .54	121 .7
13.73	1,447	1.45	0 .26	101 .4 (e)
13.68	1,244	1.47	0 .11	92 .4

16.49 (c)	1,030	1.37 (d)	0 .25 (d)	144 .0 (d)
13.29	1,711	1.34	0 .60	145 .0
6.11	1,888	1.33	0 .97	129 .9
(37.11)	1,668	1.32	0 .67	121 .7
13.83	2,641	1.32	0 .39	101 .4 (e)
13.80	1,937	1.34	0 .51	92 .4

16.53 (c)	5,740	1.19 (d)	0 .40 (d)	144 .0 (d)
13.59	6,703	1.16	0 .78	145 .0
6.33	6,741	1.15	1 .17	129 .9
(37.03)	6,630	1.14	0 .86	121 .7
14.04	10,524	1.14	0 .56	101 .4 (e)
14.03	5,740	1.16	0 .58	92 .4

16.76 (c)	808	1.00 (d)	0 .58 (d)	144 .0 (d)
13.78	801	0.97	0 .94	145 .0
6.55	4,186	0.96	1 .30	129 .9
(36.89)	3,006	0.95	1 .05	121 .7
14.28	5,304	0.95	0 .77	101 .4 (e)
14.20	5,195	0.97	0 .76	92 .4

16.77 (c)	1,447	0.88 (d)	0 .71 (d)	144 .0 (d)
13.95	2,269	0.85	1 .10	145 .0
6.57	1,508	0.84	1 .47	129 .9
(36.79)	1,363	0.83	1 .16	121 .7
14.39	1,925	0.83	0 .88	101 .4 (e)
14.37	1,565	0.85	0 .88	92 .4

(a) Calculated based on average shares outstanding during the period.
(b) Six months ended April 30, 2011.
(c) Total return amounts have not been annualized.
(d) Computed on an annualized basis.
(e) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset		Net Realized		Dividends	Distributions	Total
	Value,		and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Net Investment	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2011(c)	$37 .16	$0 .12(a)	$5 .94	$6 .06	($0 .40)	($1 .11)	($1 .51)	$41.71	16 .72%(d)
2010	32.55	0.50(a)	4 .50	5 .00	(0 .17)	(0 .22)	(0.39)	37 .16	15 .46
2009	30.71	0.18(a)	3 .34	3 .52	(0 .16)	(1 .52)	(1.68)	32 .55	12 .58
2008	49.35	0.23(a)	(15 .43)	(15 .20)	(0 .23)	(3 .21)	(3.44)	30 .71	(32 .95)
2007	43.09	0.30(a)	7 .13	7 .43	(0 .18)	(0 .99)	(1.17)	49 .35	17 .59
2006	38.99	0.18	5 .02	5 .20	(0 .13)	(0 .97)	(1.10)	43 .09	13 .50
Class B shares
2011(c)	31.55	(0.07)(a)	5 .03	4 .96	(0 .04)	(1 .11)	(1.15)	35 .36	16 .07 (d)
2010	27.81	0.10(a)	3 .86	3 .96	–	(0 .22)	(0 .22)	31 .55	14 .31
2009	26.58	(0.10)(a)	2 .85	2 .75	–	(1 .52)	(1 .52)	27 .81	11 .42
2008	43.33	(0.14)(a)	(13 .40)	(13 .54)	–	(3 .21)	(3 .21)	26 .58	(33 .59)
2007	38.16	(0.10)(a)	6 .26	6 .16	–	(0 .99)	(0 .99)	43 .33	16 .46
2006	34.84	(0.18)	4 .47	4 .29	–	(0 .97)	(0 .97)	38 .16	12 .45
Class C shares
2011(c)	31.73	(0.04)(a)	5 .05	5 .01	(0 .16)	(1 .11)	(1.27)	35 .47	16 .19 (d)
2010	27.94	0.16(a)	3 .85	4 .01	–	(0 .22)	(0 .22)	31 .73	14 .42
2009	26.71	(0.11)(a)	2 .86	2 .75	–	(1 .52)	(1 .52)	27 .94	11 .36
2008	43.53	(0.14)(a)	(13 .47)	(13 .61)	–	(3 .21)	(3 .21)	26 .71	(33 .60)
2007	38.31	(0.08)(a)	6 .29	6 .21	–	(0 .99)	(0 .99)	43 .53	16 .56
2006	34.94	(0.16)	4 .50	4 .34	–	(0 .97)	(0 .97)	38 .31	12 .53
Class P shares
2011(c)	37.62	0.11(a)	6 .06	6 .17	(0 .55)	(1 .11)	(1.66)	42 .13	16 .85 (d)
2010(h)	35.97	0.02(a)	1 .63	1 .65	–	–	–	37 .62	4 .59 (d)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	Ratio of	Ratio of Gross	Ratio of Net
Net Assets, End of	Expenses to	Expenses to	Investment Income
Period (in	Average Net	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets	Assets	Turnover Rate

$456,708	0.98%(e)	– %	0 .64%(e)	13 .7%(e)
409,697	1.04	–	1 .43	15 .3
375,874	1.07	–	0 .65	23 .8
390,075	0.93	–	0 .57	9 .7
956,005	0.83	0.83 (f)	0 .63	17 .6
880,755	0.85	0.85 (f)	0 .44	15 .0

61,778	2.02 (e),(g)	–	(0 .39) (e)	13 .7 (e)
62,508	2.07	–	0 .34	15 .3
80,421	2.12	–	(0 .39)	23 .8
92,828	1.88	–	(0 .41)	9 .7
185,705	1.74	1.74 (f)	(0 .27)	17 .6
184,340	1.78	1.78 (f)	(0 .49)	15 .0

22,771	1.85 (e)	–	(0 .23) (e)	13 .7 (e)
19,689	1.96	–	0 .52	15 .3
15,610	2.15	–	(0 .46)	23 .8
12,632	1.87	–	(0 .40)	9 .7
22,174	1.69	1.74 (f)	(0 .23)	17 .6
21,039	1.69	1.69 (f)	(0 .40)	15 .0

113	0.73 (e),(g)	–	0.53 (e)	13.7 (e)
10	0.75 (e),(g)	–	0.59 (e)	15.3 (e)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes expense reimbursement from Manager and/or custodian.
(g) Reflects Manager's contractual expense limit.
(h) Period from September 27, 2010, date shares first offered, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	of Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2011(b)	$37 .63	$0.21	$6 .00	$6 .21	($0 .57)	($1 .11)	($1 .68)	$42.16
2010	32.93	0 .67	4 .56	5 .23	(0 .31)	(0.22)	(0 .53)	37 .63
2009	31.12	0 .32	3 .37	3 .69	(0 .36)	(1.52)	(1 .88)	32 .93
2008	49.92	0 .39	(15 .60)	(15 .21)	(0 .38)	(3.21)	(3 .59)	31 .12
2007	43.56	0 .46	7 .20	7 .66	(0 .31)	(0.99)	(1 .30)	49 .92
2006	39.39	0 .32	5 .07	5 .39	(0 .25)	(0.97)	(1 .22)	43 .56
R-1 shares
2011(b)	37.42	0 .02	5 .98	6 .00	(0 .45)	(1.11)	(1 .56)	41 .86
2010(e)	35.15	0 .05	2 .22	2 .27	–	–	–	37 .42
R-2 shares
2011(b)	37.44	0 .03	6 .01	6 .04	(0 .46)	(1.11)	(1 .57)	41 .91
2010(e)	35.15	0 .53	1 .76	2 .29	–	–	–	37 .44
R-3 shares
2011(b)	37.49	0 .08	6 .00	6 .08	(0 .53)	(1.11)	(1 .64)	41 .93
2010(e)	35.15	0 .02	2 .32	2 .34	–	–	–	37 .49
R-4 shares
2011(b)	37.53	0 .14	5 .98	6 .12	(0 .54)	(1.11)	(1 .65)	42 .00
2010(e)	35.15	0 .11	2 .27	2 .38	–	–	–	37 .53
R-5 shares
2011(b)	37.57	0 .17	5 .98	6 .15	(0 .55)	(1.11)	(1 .66)	42 .06
2010(e)	35.15	0 .15	2 .27	2 .42	–	–	–	37 .57

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)
				Ratio of Net
	Net Assets, End of	Ratio of Expenses	Ratio of Gross	Investment Income	Portfolio
	Period (in	to Average Net	Expenses to	to Average Net	Turnover
Total Return	thousands)	Assets	Average Net Assets	Assets	Rate

16.94%(c)	$949,133	0.52%(d)	0 .52%(d)	1 .07%(d)	13 .7%(d)
16.02	578,458	0.58	0 .58	1 .89	15 .3
13.12	409,987	0.59	–	1 .12	23 .8
(32.67)	408,256	0.51	–	0.95	9.7
17.99	746,996	0.49	–	0 .99	17 .6
13.88	826,593	0.53	–	0 .76	15 .0

16.45 (c)	593	1.39 (d)	–	0.12 (d)	13.7 (d)
6.46 (c)	245	1.47 (d)	–	0.21 (d)	15.3 (d)

16.56 (c)	940	1.26 (d)	–	0.16 (d)	13.7 (d)
6.51 (c)	82	1.34 (d)	–	2.28 (d)	15.3 (d)

16.66 (c)	3,497	1.08 (d)	–	0.43 (d)	13.7 (d)
6.66 (c)	1,084	1.16 (d)	–	0.07 (d)	15.3 (d)

16.75 (c)	4,772	0.89 (d)	–	0.70 (d)	13.7 (d)
6.77 (c)	2,816	0.97 (d)	–	0.46 (d)	15.3 (d)

16.80 (c)	13,147	0.77 (d)	–	0.84 (d)	13.7 (d)
6.88 (c)	11,504	0.85 (d)	–	0.64 (d)	15.3 (d)

(a) Calculated based on average shares outstanding during the period.
(b) Six months ended April 30, 2011.
(c) Total return amounts have not been annualized.
(d) Computed on an annualized basis.
(e) Period from March 1, 2010, date operations commenced, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2011(c)	$9 .80	$0 .06	$1 .23	$1 .29	($0 .09)	$–	($0 .09)	$11.00	13 .19%(d)
2010	8.67	0.07	1 .17	1 .24	(0 .11)	–	(0 .11)	9 .80	14 .37
2009	7.43	0.09	1 .30	1 .39	(0 .15)	–	(0 .15)	8 .67	19 .13
2008	17 .33	0 .16	(7 .97)	(7 .81)	(0 .12)	(1 .97)	(2 .09)	7 .43	(50 .60)
2007	14 .33	0 .15	4 .26	4 .41	(0 .14)	(1 .27)	(1 .41)	17 .33	33 .39
2006	11 .43	0 .11	3 .28	3 .39	(0 .03)	(0 .46)	(0 .49)	14 .33	30 .57
Class B shares
2011(c)	9.78	–	1.23	1.23	–	–	–	11 .01	12 .58 (d)
2010	8.66	(0.03)	1 .15	1 .12	–	–	–	9 .78	12 .98
2009	7.37	0.01	1 .30	1 .31	(0 .02)	–	(0 .02)	8 .66	17 .84
2008	17 .21	0 .05	(7 .92)	(7 .87)	–	(1 .97)	(1 .97)	7 .37	(51 .01)
2007	14 .26	–	4 .25	4 .25	(0 .03)	(1 .27)	(1.30)	17 .21	32 .17
2006	11 .41	0 .02	3 .29	3 .31	–	(0 .46)	(0 .46)	14 .26	29 .88
Class C shares
2011(c)	9.78	0.03	1 .23	1 .26	(0 .03)	–	(0 .03)	11 .01	12 .95 (d)
2010	8.67	0.03	1 .15	1 .18	(0 .07)	–	(0 .07)	9 .78	13 .61
2009	7.39	0.06	1 .29	1 .35	(0 .07)	–	(0 .07)	8 .67	18 .50
2008	17 .22	0 .09	(7 .95)	(7 .86)	–	(1 .97)	(1 .97)	7 .39	(50 .91)
2007(h)	13 .71	0 .03	3 .48	3 .51	–	–	–	17 .22	25 .60 (d)
Class P shares
2011(c)	9.80	0.07	1 .23	1 .30	(0 .14)	–	(0 .14)	10 .96	13 .42 (d)
2010(i)	9.35	0.01	0 .44	0 .45	–	–	–	9.80	4.81 (d)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	Ratio of	Ratio of Net
Net Assets, End of	Expenses to	Investment Income
Period (in	Average Net	to Average Net	Portfolio
thousands)	Assets	Assets	Turnover Rate

$294,011	1.47%(e)	1.23%(e)	82 .9%(e)
273,385	1.53	0.84	105 .9
273,110	1.58	1.26	115 .6
257,621	1.39 (f)	1.30	101 .5
699,188	1.30 (f)	0.99	111 .3 (g)
366,675	1.41 (f)	0.84	107 .5

16,620	2 .62 (e),(f)	0.01 (e)	82 .9 (e)
18,477	2.68	(0.32)	105 .9
23,810	2.69	0.17	115 .6
27,621	2.34 (f)	0.41	101 .5
74,783	2.26 (f)	0.01	111 .3 (g)
48,040	2.10 (f)	0.14	107 .5

12,651	2 .08 (e),(f)	0.61 (e)	82 .9 (e)
11,618	2.08 (f)	0.29	105 .9
11,339	2.08 (f)	0.76	115 .6
11,322	2.08 (f)	0.73	101 .5
22,837	2 .08 (e),(f)	0.24 (e)	111.3 (e),(g)

65	1 .08 (e),(f)	1.41 (e)	82 .9 (e)
10	1 .08 (e),(f)	0.84 (e)	105 .9 (e)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.
(i) Period from September 27, 2010, date shares first offered, through October 31, 2010.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2011(c)	$9 .70	$0.06	$1 .23	$1 .29	($0 .09)	$–	($0 .09)	$10.90
2010	8.59	0 .08	1 .14	1 .22	(0 .11)	–	(0 .11)	9.70
2009	7.37	0 .09	1 .28	1 .37	(0 .15)	–	(0 .15)	8.59
2008	17 .16	0 .16	(7 .90)	(7 .74)	(0 .08)	(1 .97)	(2 .05)	7.37
2007	14 .21	0 .11	4 .22	4 .33	(0 .11)	(1 .27)	(1 .38)	17 .16
2006	11 .32	0 .09	3 .26	3 .35	–	(0 .46)	(0 .46)	14 .21
Institutional shares
2011(c)	9.79	0 .09	1 .24	1 .33	(0 .15)	–	(0 .15)	10 .97
2010	8.67	0 .13	1 .15	1 .28	(0 .16)	–	(0 .16)	9.79
2009	7.44	0 .14	1 .31	1 .45	(0 .22)	–	(0 .22)	8.67
2008	17 .34	0 .23	(7 .98)	(7 .75)	(0 .18)	(1 .97)	(2 .15)	7.44
2007	14 .36	0 .23	4 .23	4 .46	(0 .21)	(1 .27)	(1 .48)	17 .34
2006	11 .45	0 .18	3 .28	3 .46	(0 .09)	(0 .46)	(0 .55)	14 .36
R-1 shares
2011(c)	9.72	0 .05	1 .23	1 .28	(0 .06)	–	(0 .06)	10 .94
2010	8.62	0 .05	1 .15	1 .20	(0 .10)	–	(0 .10)	9.72
2009	7.38	0 .08	1 .29	1 .37	(0 .13)	–	(0 .13)	8.62
2008	17 .20	0 .12	(7 .93)	(7 .81)	(0 .04)	(1 .97)	(2 .01)	7.38
2007	14 .24	0 .07	4 .24	4 .31	(0 .08)	(1 .27)	(1 .35)	17 .20
2006	11 .37	0 .08	3 .25	3 .33	–	(0 .46)	(0 .46)	14 .24
R-2 shares
2011(c)	9.69	0 .05	1 .22	1 .27	(0 .07)	–	(0 .07)	10 .89
2010	8.58	0 .06	1 .15	1 .21	(0 .10)	–	(0 .10)	9.69
2009	7.34	0 .09	1 .28	1 .37	(0 .13)	–	(0 .13)	8.58
2008	17 .12	0 .14	(7 .89)	(7 .75)	(0 .06)	(1 .97)	(2 .03)	7.34
2007	14 .18	0 .09	4 .22	4 .31	(0 .10)	(1 .27)	(1 .37)	17 .12
2006	11 .30	0 .09	3 .25	3 .34	–	(0 .46)	(0 .46)	14 .18
R-3 shares
2011(c)	9.75	0 .06	1 .23	1 .29	(0 .09)	–	(0 .09)	10 .95
2010	8.64	0 .08	1 .15	1 .23	(0 .12)	–	(0 .12)	9.75
2009	7.40	0 .10	1 .29	1 .39	(0 .15)	–	(0 .15)	8.64
2008	17 .24	0 .16	(7 .94)	(7 .78)	(0 .09)	(1 .97)	(2 .06)	7.40
2007	14 .27	0 .12	4 .25	4 .37	(0 .13)	(1 .27)	(1 .40)	17 .24
2006	11 .38	0 .12	3 .25	3 .37	(0 .02)	(0 .46)	(0 .48)	14 .27
R-4 shares
2011(c)	9.89	0 .07	1 .25	1 .32	(0 .11)	–	(0 .11)	11 .10
2010	8.75	0 .09	1 .18	1 .27	(0 .13)	–	(0 .13)	9.89
2009	7.51	0 .12	1 .30	1 .42	(0 .18)	–	(0 .18)	8.75
2008	17 .47	0 .19	(8 .06)	(7 .87)	(0 .12)	(1 .97)	(2 .09)	7.51
2007	14 .46	0 .15	4 .28	4 .43	(0 .15)	(1 .27)	(1 .42)	17 .47
2006	11 .52	0 .15	3 .29	3 .44	(0 .04)	(0 .46)	(0 .50)	14 .46
R-5 shares
2011(c)	9.88	0 .08	1 .23	1 .31	(0 .12)	–	(0 .12)	11 .07
2010	8.67	0 .11	1 .24	1 .35	(0 .14)	–	(0 .14)	9.88
2009	7.44	0 .12	1 .30	1 .42	(0 .19)	–	(0 .19)	8.67
2008	17 .32	0 .20	(7 .97)	(7 .77)	(0 .14)	(1 .97)	(2 .11)	7.44
2007	14 .34	0 .16	4 .26	4 .42	(0 .17)	(1 .27)	(1 .44)	17 .32
2006	11 .43	0 .15	3 .28	3 .43	(0 .06)	(0 .46)	(0 .52)	14 .34

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income	Portfolio
	Period (in	to Average Net	Average Net	to Average Net	Turnover
Total Return	thousands)	Assets	Assets(b)	Assets	Rate

13.38%(d),(e)	$195,445	1.40%(f)	1 .53%(f)	1 .30%(f)	82 .9%(f)
14.31 (e)	179,226	1.51	1 .58	0 .86	105 .9
19.01 (e)	166,334	1.55	1 .60	1 .29	115 .6
(50 .57) (e)	145,271	1.50	–	1 .29	101 .5
33.05 (e)	307,754	1.52	–	0 .72	111 .3 (g)
30.50 (e)	192,920	1.59	–	0 .69	107 .5

13.66 (d)	1,380,537	0.91 (f)	0.91 (f)	1.84 (f)	82 .9 (f)
14.90	1,087,289	0.92	0 .92	1 .49	105 .9
20.01	736,705	0.91	0 .91	1 .95	115 .6
(50 .36)	621,394	0.93	–	1 .87	101 .5
33.87	1,188,878	0.90	–	1 .56	111 .3 (g)
31.29	44,939	0.90	–	1 .35	107 .5

13.18 (d)	10,066	1.78 (f)	–	0.91 (f)	82 .9 (f)
13.95	9,424	1.79	–	0 .60	105 .9
18.88	9,081	1.79	–	1 .04	115 .6
(50 .78)	6,336	1.81	–	0 .99	101 .5
32.77	10,716	1.78	–	0 .44	111 .3 (g)
30.17	3,787	1.77	–	0 .62	107 .5

13.13 (d)	18,438	1.65 (f)	–	1.01 (f)	82 .9 (f)
14.18	19,385	1.66	–	0 .70	105 .9
18.96	20,324	1.66	–	1 .17	115 .6
(50 .70)	18,080	1.68	–	1 .13	101 .5
32.96	38,204	1.65	–	0 .59	111 .3 (g)
30.46	22,784	1.64	–	0 .67	107 .5

13.31 (d)	71,531	1.47 (f)	–	1.23 (f)	82 .9 (f)
14.29	67,216	1.48	–	0 .88	105 .9
19.23	69,007	1.48	–	1 .36	115 .6
(50 .61)	57,078	1.50	–	1 .31	101 .5
33.21	99,441	1.47	–	0 .78	111 .3 (g)
30.56	44,461	1.46	–	0 .88	107 .5

13.41 (d)	53,139	1.28 (f)	–	1.41 (f)	82 .9 (f)
14.63	49,117	1.29	–	1 .05	105 .9
19.43	50,972	1.29	–	1 .55	115 .6
(50 .53)	36,959	1.31	–	1 .57	101 .5
33.30	42,258	1.28	–	1 .00	111 .3 (g)
30.87	16,510	1.27	–	1 .11	107 .5

13.39 (d)	95,676	1.16 (f)	–	1.54 (f)	82 .9 (f)
15.71 (h)	76,608	1.17	–	1 .18	105 .9
19.54	82,482	1.17	–	1 .66	115 .6
(50 .43)	59,805	1.19	–	1 .57	101 .5
33.54	135,368	1.16	–	1 .05	111 .3 (g)
31.00	53,609	1.15	–	1 .12	107 .5
(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Total return is calculated without the contingent deferred sales charge.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(h) In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends		Net Asset
	Beginning	Income	Gain (Loss)	on Investment	Investment	Realized	and	Redemption	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	Fees	of Period
INTERNATIONAL GROWTH FUND
Class A shares
2011(c)	$8 .70	$0 .05	$1 .10	$1 .15	($0 .09)	$–	($0 .09)	$–	$9 .76
2010	7.78	0.06	0 .96	1 .02	(0 .10)	–	(0 .10)	–	8.70
2009	6.95	0.06	0 .89	0 .95	(0 .12)	–	(0 .12)	–	7.78
2008	15 .53	0 .12	(7 .46)	(7 .34)	(0 .03)	(1 .22)	(1 .25)	0 .01	6 .95
2007(g)	15 .00	(0 .01)	0 .54	0 .53	–	–	–	–	15 .53
Class C shares
2011(c)	8.71	0.01	1 .11	1 .12	(0 .03)	–	(0 .03)	–	9.80
2010	7.79	–	0 .96	0 .96	(0 .04)	–	(0 .04)	–	8.71
2009	6.95	0.01	0 .88	0 .89	(0 .05)	–	(0 .05)	–	7.79
2008	15 .52	0 .02	(7 .37)	(7 .35)	–	(1 .22)	(1.22)	–	6.95
2007(g)	15 .00	(0 .02)	0 .54	0 .52	–	–	–	–	15 .52

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

			Ratio of Net
	Net Assets, End of	Ratio of Expenses	Investment Income
	Period (in	to Average Net	to Average Net	Portfolio
Total Return(b)	thousands)	Assets	Assets	Turnover Rate

13.30%(d)	$8,967	1.54%(e),(f)	1 .23%(e)	121 .5%(e)
13.25	6,819	1.59 (f)	0 .76	153 .8
13.92	4,792	1.60 (f)	0 .87	137 .7
(51.07)	1,760	1.60 (f)	1 .03	125 .2
3.53 (d)	375	1.60 (e),(f)	(0 .47) (e)	129 .4 (e)

12.84 (d)	629	2.35 (e),(f)	0 .31 (e)	121 .5 (e)
12.34	575	2.35 (f)	0 .01	153 .8
12.86	437	2.35 (f)	0 .12	137 .7
(51.14)	246	2.35 (f)	0 .22	125 .2
3.47 (d)	22	2.35 (e),(f)	(1 .36) (e)	129 .4 (e)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Period from October 1, 2007, date shares first offered, through October 31, 2007.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL GROWTH FUND
Class J shares
2011(c)	$8 .49	$0.05	$1 .08	$1 .13	($0 .08)	$–	($0 .08)	$9 .54
2010	7.58	0 .05	0 .94	0 .99	(0 .08)	–	(0 .08)	8.49
2009	6.77	0 .06	0 .85	0 .91	(0 .10)	–	(0 .10)	7.58
2008	15 .17	0 .10	(7 .25)	(7 .15)	(0 .03)	(1 .22)	(1 .25)	6.77
2007	13 .00	0 .08	3 .37	3 .45	(0 .03)	(1 .25)	(1 .28)	15 .17
2006	11 .20	0 .03	2 .78	2 .81	(0 .02)	(0 .99)	(1 .01)	13 .00
Institutional shares
2011(c)	8.70	0 .07	1 .10	1 .17	(0 .13)	–	(0 .13)	9.74
2010	7.77	0 .11	0 .95	1 .06	(0 .13)	–	(0 .13)	8.70
2009	6.95	0 .11	0 .87	0 .98	(0 .16)	–	(0 .16)	7.77
2008	15 .54	0 .17	(7 .43)	(7 .26)	(0 .11)	(1 .22)	(1 .33)	6.95
2007	13 .30	0 .17	3 .45	3 .62	(0 .13)	(1 .25)	(1 .38)	15 .54
2006	11 .44	0 .12	2 .84	2 .96	(0 .11)	(0 .99)	(1 .10)	13 .30
R-1 shares
2011(c)	8.69	0 .03	1 .11	1 .14	(0 .05)	–	(0 .05)	9.78
2010	7.74	0 .04	0 .95	0 .99	(0 .04)	–	(0 .04)	8.69
2009	6.87	0 .06	0 .88	0 .94	(0 .07)	–	(0 .07)	7.74
2008	15 .39	0 .06	(7 .36)	(7 .30)	–	(1 .22)	(1 .22)	6.87
2007	13 .18	0 .05	3 .42	3 .47	(0 .01)	(1 .25)	(1 .26)	15 .39
2006	11 .35	0 .01	2 .82	2 .83	(0 .01)	(0 .99)	(1 .00)	13 .18
R-2 shares
2011(c)	8.46	0 .02	1 .09	1 .11	(0 .06)	–	(0 .06)	9.51
2010	7.56	0 .04	0 .93	0 .97	(0 .07)	–	(0 .07)	8.46
2009	6.72	0 .05	0 .86	0 .91	(0 .07)	–	(0 .07)	7.56
2008	15 .08	0 .07	(7 .19)	(7 .12)	(0 .02)	(1 .22)	(1 .24)	6.72
2007	12 .94	0 .07	3 .35	3 .42	(0 .03)	(1 .25)	(1 .28)	15 .08
2006	11 .16	0 .03	2 .77	2 .80	(0 .03)	(0 .99)	(1 .02)	12 .94
R-3 shares
2011(c)	8.99	0 .05	1 .14	1 .19	(0 .05)	–	(0 .05)	10 .13
2010	8.02	0 .07	0 .98	1 .05	(0 .08)	–	(0 .08)	8.99
2009	7.14	0 .07	0 .91	0 .98	(0 .10)	–	(0 .10)	8.02
2008	15 .94	0 .10	(7 .65)	(7 .55)	(0 .03)	(1 .22)	(1 .25)	7.14
2007	13 .60	0 .09	3 .55	3 .64	(0 .05)	(1 .25)	(1 .30)	15 .94
2006	11 .68	0 .06	2 .90	2 .96	(0 .05)	(0 .99)	(1 .04)	13 .60
R-4 shares
2011(c)	8.61	0 .06	1 .09	1 .15	(0 .10)	–	(0 .10)	9.66
2010	7.68	0 .07	0 .96	1 .03	(0 .10)	–	(0 .10)	8.61
2009	6.85	0 .08	0 .86	0 .94	(0 .11)	–	(0 .11)	7.68
2008	15 .33	0 .13	(7 .33)	(7 .20)	(0 .06)	(1 .22)	(1 .28)	6.85
2007	13 .14	0 .12	3 .40	3 .52	(0 .08)	(1 .25)	(1 .33)	15 .33
2006	11 .32	0 .07	2 .81	2 .88	(0 .07)	(0 .99)	(1 .06)	13 .14
R-5 shares
2011(c)	8.63	0 .06	1 .10	1 .16	(0 .11)	–	(0 .11)	9.68
2010	7.70	0 .08	0 .96	1 .04	(0 .11)	–	(0 .11)	8.63
2009	6.88	0 .09	0 .86	0 .95	(0 .13)	–	(0 .13)	7.70
2008	15 .39	0 .13	(7 .34)	(7 .21)	(0 .08)	(1 .22)	(1 .30)	6.88
2007	13 .18	0 .13	3 .42	3 .55	(0 .09)	(1 .25)	(1 .34)	15 .39
2006	11 .35	0 .09	2 .81	2 .90	(0 .08)	(0 .99)	(1 .07)	13 .18

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

			Ratio of Gross	Ratio of Net
	Net Assets, End of	Ratio of Expenses	Expenses to	Investment Income
	Period (in	to Average Net	Average Net	to Average Net	Portfolio
Total Return	thousands)	Assets	Assets(b)	Assets	Turnover Rate

13.37%(d),(e)	$42,046	1.57%(f)	1 .70%(f)	1 .11%(f)	121 .5%(f)
13.10 (e)	38,971	1 .65	1 .72	0 .69	153 .8
13.67 (e)	38,201	1 .70	1 .75	0 .85	137 .7
(51 .10) (e)	36,673	1 .56	–	0 .84	125 .2
28.89 (e)	87,193	1 .63	–	0 .59	129 .4
26.78 (e)	64,748	1 .72	1 .72	0 .27	134 .7

13.59 (d)	1,156,688	1.02 (f)	–	1.57 (f)	121 .5 (f)
13.80	1,323,435	1 .02	–	1 .32	153 .8
14.51	1,196,275	1 .01	–	1 .61	137 .7
(50 .81)	1,236,938	1 .00	–	1 .45	125 .2
29.74	2,268,322	0 .97	–	1 .25	129 .4
27.80	1,129,504	0 .99	–	0 .99	134 .7

13.19 (d)	1,314	1.89 (f)	–	0.79 (f)	121 .5 (f)
12.88	1,216	1 .88	–	0 .45	153 .8
13.75	1,253	1 .88	–	0 .89	137 .7
(51 .27)	1,733	1 .88	–	0 .54	125 .2
28.58	3,543	1 .85	–	0 .37	129 .4
26.63	2,481	1 .87	–	0 .11	134 .7

13.16 (d)	3,648	1.76 (f)	–	0.61 (f)	121 .5 (f)
12.95	5,725	1 .75	–	0 .57	153 .8
13.71	6,273	1 .75	–	0 .78	137 .7
(51 .20)	6,325	1 .75	–	0 .63	125 .2
28.76	17,310	1 .72	–	0 .49	129 .4
26.82	13,931	1 .74	–	0 .26	134 .7

13.26 (d)	9,492	1.58 (f)	–	1.07 (f)	121 .5 (f)
13.20	9,605	1 .57	–	0 .84	153 .8
13.92	18,400	1 .57	–	0 .98	137 .7
(51 .13)	19,243	1 .57	–	0 .85	125 .2
29.04	40,890	1 .54	–	0 .67	129 .4
27.01	27,967	1 .56	–	0 .48	134 .7

13.42 (d)	3,912	1.39 (f)	–	1.31 (f)	121 .5 (f)
13.47	3,431	1 .38	–	0 .82	153 .8
13.99	6,253	1 .38	–	1 .15	137 .7
(50 .97)	8,349	1 .38	–	1 .11	125 .2
29.20	25,726	1 .35	–	0 .87	129 .4
27.26	16,100	1 .37	–	0 .59	134 .7

13.49 (d)	8,412	1.27 (f)	–	1.29 (f)	121 .5 (f)
13.65	8,804	1 .26	–	1 .07	153 .8
14.10	13,659	1 .26	–	1 .34	137 .7
(50 .91)	11,818	1 .26	–	1 .09	125 .2
29.42	28,010	1 .23	–	0 .99	129 .4
27.41	17,420	1 .25	–	0 .74	134 .7
(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Total return is calculated without the contingent deferred sales charge.
(f) Computed on an annualized basis.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Funds and the Acquired Funds included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Funds and the Acquired Funds included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2011 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available on request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to
PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Funds by Randy Lee Bergstrom, Esq., Assistant
Tax Counsel to PFI, and for the Acquired Funds by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by
PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

August 8, 2011
Des Moines, Iowa

Appendix A

FORM OF PLANS OF ACQUISITION

FORM OF PLAN OF ACQUISITION

PLAN OF ACQUISITION

Disciplined LargeCap Blend Fund and
Principal Capital Appreciation Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that Principal Capital
Appreciation Fund series of the Fund (“Principal Capital Appreciation”) acquire all of the assets of Disciplined LargeCap Blend Fund series of the Fund (“Disciplined LargeCap Blend”) in exchange for the assumption by Principal Capital Appreciation of all of the liabilities of Disciplined LargeCap Blend and shares issued by Principal Capital Appreciation which are thereafter to be distributed by Disciplined
LargeCap Blend pro rata to its shareholders in complete liquidation and termination of Disciplined LargeCap Blend and in exchange for all of Disciplined LargeCap Blend ’s outstanding shares.

Disciplined LargeCap Blend will transfer to Principal Capital Appreciation, and Principal Capital Appreciation will acquire from
Disciplined LargeCap Blend , all of the assets of Disciplined LargeCap Blend on the Closing Date and will assume from Disciplined
LargeCap Blend all of the liabilities of Disciplined LargeCap Blend in exchange for the issuance of the number of shares of Principal
Capital Appreciation determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Disciplined LargeCap Blend in complete liquidation and termination of Disciplined LargeCap Blend and in exchange for all of Disciplined LargeCap Blend ’s outstanding shares. Disciplined LargeCap Blend will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Disciplined LargeCap Blend in proper form prior to the Closing Date shall be fulfilled by Disciplined LargeCap Blend. Redemption requests received by Disciplined LargeCap Blend thereafter will be treated as requests for redemption of those shares of Principal Capital Appreciation allocable to the shareholder in question.

Disciplined LargeCap Blend will declare, and Principal Capital Appreciation may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, Principal Capital Appreciation will issue to Disciplined LargeCap Blend a number of full and fractional shares of Principal Capital Appreciation, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Disciplined LargeCap Blend. The aggregate value of the net assets of Disciplined LargeCap Blend and Principal Capital
Appreciation shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management
Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on October 14, 2011, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing
Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for
Principal Capital Appreciation or Disciplined LargeCap Blend to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, Disciplined LargeCap Blend shall (a) distribute on a pro rata basis to the shareholders of record of Disciplined LargeCap Blend at the close of business on the Closing Date the shares of Principal Capital Appreciation received by
Disciplined LargeCap Blend at the Closing in exchange for all of Disciplined LargeCap Blend’s outstanding shares (the holders of Class A,
Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and the Institutional Class shares of Disciplined LargeCap Blend will receive, respectively, Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of
Principal Capital Appreciation.

For purposes of the distribution of shares of Principal Capital Appreciation to shareholders of Disciplined LargeCap Blend,
Principal Capital Appreciation shall credit its books an appropriate number of its shares to the account of each shareholder of Disciplined
LargeCap Blend. No certificates will be issued for shares of Principal Capital Appreciation. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Disciplined LargeCap Blend, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Principal Capital
Appreciation to be credited on the books of Principal Capital Appreciation in respect of such shares of Disciplined LargeCap Blend as provided above.

Prior to the Closing Date, Disciplined LargeCap Blend shall deliver to Principal Capital Appreciation a list setting forth the assets to be assigned, delivered and transferred to Principal Capital Appreciation, including the securities then owned by Disciplined LargeCap
Blend and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Principal Capital
Appreciation pursuant to this Plan.

All of Disciplined LargeCap Blend ’s portfolio securities shall be delivered by Disciplined LargeCap Blend ’s custodian on the
Closing Date to Principal Capital Appreciation or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of Principal Capital Appreciation or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Disciplined LargeCap Blend’s Fund at its custodian to Principal Capital Appreciation’ Fund at its custodian. If on the Closing Date Disciplined LargeCap Blend is unable to make good delivery to Principal Capital Appreciation’ custodian of any of Disciplined LargeCap Blend ’s portfolio securities because such securities have not yet been delivered to Disciplined LargeCap Blend ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Disciplined LargeCap Blend shall deliver to Principal
Capital Appreciation’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Principal Capital Appreciation, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Principal Capital
Appreciation.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Disciplined LargeCap
Blend and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the
Board of Directors at any time, except that after approval by the shareholders of Disciplined LargeCap Blend no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of
Disciplined LargeCap Blend.

Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay $540 of out-of-pocket costs in connection with the transaction contemplated under this Plan as it relates to C shares of the Disciplined LargeCap Blend. Disciplined
LargeCap Blend will pay or cause to be paid all remaining out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _____th day of __________, 2011.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
Disciplined LargeCap Blend Fund

By: __________________________
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
Principal Capital Appreciation Fund

By: __________________________
Michael J. Beer, Executive Vice President

Agreed and accepted

PRINCIPAL MANAGEMENT CORPORATION

By: __________________________

FORM OF PLAN OF ACQUISITION

International Growth Fund and
Diversified International Fund

PLAN OF ACQUISITION

International Growth Fund and
Diversified International Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that Diversified
International Fund series of the Fund (“Diversified International ”) acquire all of the assets of International Growth Fund series of the Fund
(“International Growth ”) in exchange for the assumption by Diversified International of all of the liabilities of International Growth and shares issued by Diversified International which are thereafter to be distributed by International Growth pro rata to its shareholders in complete liquidation and termination of International Growth and in exchange for all of International Growth ’s outstanding shares.

International Growth will transfer to Diversified International, and Diversified International will acquire from International
Growth , all of the assets of International Growth on the Closing Date and will assume from International Growth all of the liabilities of
International Growth in exchange for the issuance of the number of shares of Diversified International determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of International Growth in complete liquidation and termination of International Growth and in exchange for all of International Growth ’s outstanding shares. International
Growth will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by International
Growth in proper form prior to the Closing Date shall be fulfilled by International Growth. Redemption requests received by International
Growth thereafter will be treated as requests for redemption of those shares of Diversified International allocable to the shareholder in question.

International Growth will declare, and Diversified International may declare, to its shareholders of record on or prior to the
Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, Diversified International will issue to International Growth a number of full and fractional shares of
Diversified International, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of International Growth. The aggregate value of the net assets of International Growth and Diversified International shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock
Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management
Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on October 14, 2011, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing
Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for
Diversified International or International Growth to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, International Growth shall (a) distribute on a pro rata basis to the shareholders of record of International Growth at the close of business on the Closing Date the shares of Diversified International received by International
Growth at the Closing in exchange for all of International Growth ’s outstanding shares (the holders of Class A, Class C, Class J, Class R-1,
Class R-2, Class R-3, Class R-4, Class R-5 and the Institutional Class shares of International Growth will receive, respectively, Class A,
Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of Diversified International .

For purposes of the distribution of shares of Diversified International to shareholders of International Growth, Diversified
International shall credit its books an appropriate number of its shares to the account of each shareholder of International Growth. No certificates will be issued for shares of Diversified International. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of International Growth, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Diversified International to be credited on the books of
Diversified International in respect of such shares of International Growth as provided above.

Prior to the Closing Date, International Growth shall deliver to Diversified International a list setting forth the assets to be assigned, delivered and transferred to Diversified International, including the securities then owned by International Growth and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Diversified International pursuant to this Plan.

All of International Growth ’s portfolio securities shall be delivered by International Growth ’s custodian on the Closing Date to
Diversified International or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of Diversified International or its custodian with said depository.
All cash to be delivered pursuant to this Plan shall be transferred from International Growth Fund at its custodian to Diversified
International Fund at its custodian. If on the Closing Date International Growth is unable to make good delivery to Diversified
International’s custodian of any of International Growth ’s portfolio securities because such securities have not yet been delivered to
International Growth ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and International Growth shall deliver to Diversified International’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Diversified International
, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’
confirmations, as may be reasonably required by Diversified International .

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of International Growth and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of
Directors at any time, except that after approval by the shareholders of International Growth no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of International
Growth.

Except as expressly provided otherwise in this Plan, International Growth will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the __________th day of __________________________, 2011.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
International Growth Fund

By: __________________________
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
Diversified International Fund

By: __________________________
Michael J. Beer, Executive Vice President

PO Box 55942	Your Proxy Vote is Important!
Boston MA 02205-9840

Vote by Internet
Please go to the electronic voting site at
www.eproxy.com/principal2. Follow the on-line
instructions. If you vote by internet, you do not have to
return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow
the instructions provided. If you vote by telephone,
you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it
promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.
Please ensure the address to the right shows through
the window of the enclosed postage paid return
envelope.

PRINCIPAL FUNDS, INC. – DISCIPLINED LARGECAP BLEND FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 3, 2011
.

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D.
Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on October 3, 2011 at 10:00 a.m.,
Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated _________, 2011. Shares will be voted as you instruct.
If no direction is made, the proxy will be voted FOR the proposal listed on the reverse. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE
MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID
ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature	Date

Principal DLB 100311

Important Notice Regarding the Availability of Proxy Materials for the
Principal Funds, Inc. – Disciplined LargeCap Blend Fund
Special Shareholder Meeting to Be Held on
October 3, 2011

The Proxy Statement for this meeting is available at:
www.eproxy.com/principal2
PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.
PLEASE MARK VOTES AS IN THIS EXAMPLE:
The Board of Directors recommends that shareholders vote FOR the following proposal.

1. Approval of a Plan of Acquisition providing for the reorganization of the Disciplined LargeCap	FOR	AGAINST	ABSTAIN
Blend Fund (the “Acquired Fund”) into the Principal Capital Appreciation Fund.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

Principal DLB-100311

PO Box 55942	Your Proxy Vote is Important!
Boston MA 02205-9840

Vote by Internet
Please go to the electronic voting site at
www.eproxy.com/principal2. Follow the on-line
instructions. If you vote by internet, you do not have to
return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow
the instructions provided. If you vote by telephone,
you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it
promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.
Please ensure the address to the right shows through
the window of the enclosed postage paid return
envelope.

PRINCIPAL FUNDS, INC. – INTERNATIONAL GROWTH FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 3, 2011
.

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D.
Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on October 3, 2011 at 10:00 a.m.,
Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated _________, 2011. Shares will be voted as you instruct.
If no direction is made, the proxy will be voted FOR the proposal listed on the reverse. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE
MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID
ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature	Date

Principal IGF-100311

Important Notice Regarding the Availability of Proxy Materials for the
Principal Funds, Inc. – International Growth Fund
Special Shareholder Meeting to Be Held on
October 3, 2011

The Proxy Statement for this meeting is available at:
www.eproxy.com/principal2
PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.
PLEASE MARK VOTES AS IN THIS EXAMPLE:
The Board of Directors recommends that shareholders vote FOR the following proposal.

1. Approval of a Plan of Acquisition providing for the reorganization of the International Growth Fund	FOR	AGAINST	ABSTAIN
(the “Acquired Fund”) into the Diversified International Fund.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.
Principal IGF-100311

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: August 8, 2011

This Statement of Additional Information is available to the shareholders of the Disciplined LargeCap Blend and
International Growth Funds (the "Acquired Funds"), in connection with the proposed reorganization of the Acquired Funds into the Principal Capital Appreciation and Diversified International Funds, respectively, (the "Acquiring Funds") (the
"Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy
Statement/Prospectus dated August 8, 2011, relating to the Special Meeting of Shareholders of the Acquired Funds to be held on October 3, 2011. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PFI dated March 1, 2011, as supplemented.

(2) Audited Financial Statements of the Acquired Funds and the Acquiring Funds included in PFI's Annual Report to
Shareholders for the fiscal year ended October 31, 2010.

(3) The unaudited financial statements of the Acquired Funds and the Acquiring Funds included in PFI’s Semi-Annual
Report to Shareholders for the six-month period ended April 30, 2011.

(4) Pro Forma Financial Statements for the combination of the Acquired Funds into the respective Acquiring Funds.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 33-59474; and 811-07572).

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2011, (including
Supplements dated March 14, 2011 and June 16, 2011, and also filed via EDGAR those dates).

(2) The financial statements of the Acquired Funds and the Acquiring Funds included in PFI's Annual Report to
Shareholders for the fiscal year ended October 31, 2010, which have been audited by Ernst & Young LLP,
Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 29, 2010.

(3) The unaudited financial statements of the Acquired Funds and Acquiring Funds included in PFI’s Semi-Annual Report to Shareholders for the six-month period April 30, 2011, as filed on Form N-CSRS on June 30, 2011.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 14, 2011, the Board of Directors of PFI approved a Plan of Acquisition whereby, the Principal Capital Appreciation and Diversified International Funds (the "Acquiring Funds") will acquire all the assets, respectively, of the Disciplined
LargeCap Blend and International Growth Funds (the "Acquired Funds"), subject to the liabilities of the Acquired Funds, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Funds (the
"Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Funds, assuming the Reorganization had been consummated as of April 30, 2011. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Funds. The second table presents pro forma Statements of Operations for the combined Acquiring
Funds. The third table presents a pro forma Schedule of Investments for the combined Acquiring Funds.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statement of
Additional Information.

			Statements of Assets and Liabilities
			Principal Funds, Inc.
			April 30, 2011 (unaudited)
			Amounts in thousands

	Disciplined LargeCap		Principal Capital		Pro Forma	Pro Forma Principal
	Blend Fund		Appreciation Fund		Adjustments	Capital Appreciation Fund
Investment in securities--at cost	$ 249,977		$ 986,704		$ -	$ 1,236,681
Assets
Investment in securities--at value	$ 287,448		$ 1,510,788		$ -	$ 1,798,236
Cash	41		152		-	193
Receivables:
Dividends and interest	182		1,335		-	1,517
Expense reimbursement from Manager	3		1		-	4
Fund shares sold	64		2,991		-	3,055
Investment securities sold	568		2,179		-	2,747
Other assest	5		-		-	5
Total Assets	288,311		1,517,446		-	1,805,757

Liabilities
Accrued management and investment advisory fees	139		607		-	746
Accrued administrative service fees	1		1		-	2
Accrued distribution fees	59		163		-	222
Accrued service fees	2		4		-	6
Accrued transfer agent fees	209		291		-	500
Accrued other expenses	97		190		-	287
Payables:
Fund shares redeemed	503		1,243		-	1,746
Investment securities purchased	-		1,495		-	1,495
Line of credit	570		-		-	570
Reorganization costs	-		-		89	(b) 89
Total Liabilities	1,580		3,994		89	5,663
Net Assets Applicable to Outstanding Shares	$ 286,731		$ 1,513,452		$ (89)	$ 1,800,094

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 701,996		$ 981,274		$ -	$ 1,683,270
Accumulated undistributed (overdistributed) net investment income (loss)	(484)		3,082		(89)	(b) 2,509
Accumulated undistributed (overdistributed) net realized gain (loss)	(452,252)		5,012		-	(447,240)
Net unrealized appreciation (depreciation) of investments	37,471		524,084		-	561,555
Total Net Assets	$ 286,731		$ 1,513,452		$ (89)	$ 1,800,094

Capital Stock (par value: $.01 a share):
Shares authorized	905,000		880,000		-	880,000
Net Asset Value Per Share:
Class A: Net Assets	$ 221,596		$ 456,708		$ (76)	$ 678,228
Shares issued and outstanding	17,041		10,950		(11,730)	(c) 16,261
Net asset value per share	$ 13.00		$ 41.71			$ 41.71
Maximum Offering Price	$ 13.76		$ 44.14			$ 44.14

Class B: Net Assets	$ 11,803		$ 61,778		$ (7)	$ 73,574
Shares issued and outstanding	918		1,747		(584)	(c) 2,081
Net asset value per share	$ 12.86	(a)	$ 35.36	(a)		$ 35.36

Class C: Net Assets	$ 2,511		$ 22,771		$ (1)	$ 25,281
Shares issued and outstanding	195		642		(124)	(c) 713
Net asset value per share	$ 12.88	(a)	$ 35.47	(a)		$ 35.47

Class P: Net Assets	N/A		$ 113		$ -	$ 113
Shares issued and outstanding			3		-	3
Net asset value per share			$ 42.13			$ 42.13

Institutional: Net Assets	$ 40,483		$ 949,133		$ -	$ 989,616
Shares issued and outstanding	3,124		22,511		(2,164)	(c) 23,471
Net asset value per share	$ 12.96		$ 42.16			$ 42.16

R-1: Net Assets	$ 1,313		$ 593		$ (1)	$ 1,905
Shares issued and outstanding	102		14		(71)	(c) 45
Net asset value per share	$ 12.91		$ 41.86			$ 41.86

R-2: Net Assets	$ 1,030		$ 940		$ (1)	$ 1,969
Shares issued and outstanding	80		22		(55)	(c) 47
Net asset value per share	$ 12.83		$ 41.91			$ 41.91

R-3: Net Assets	$ 5,740		$ 3,497		$ (2)	$ 9,235
Shares issued and outstanding	446		83		(309)	(c) 220
Net asset value per share	$ 12.87		$ 41.93			$ 41.93

R-4: Net Assets	$ 808		$ 4,772		$ (1)	$ 5,579
Shares issued and outstanding	62		114		(43)	(c) 133
Net asset value per share	$ 13.06		$ 42.00			$ 42.00

R-5: Net Assets	$ 1,447		$ 13,147			$ 14,594
Shares issued and outstanding	112		313		(78)	(c) 347
Net asset value per share	$ 12.92		$ 42.06			$ 42.06

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(c) Reflects new shares issued, net of retired shares of Disciplined LargeCap Blend Fund

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2011 (unaudited)

		Disciplined				Pro Forma
		LargeCap Blend	Principal Capital	Pro Forma		Principal Capital
Amounts in thousands		Fund	Appreciation Fund	Adjustments		Appreciation Fund
Net Investment Income (Loss)
Income:
Dividends	$ 12,051		$ 26,627	$ -		$ 38,678
Interest		14	54	-		68
	Total Income	12,065	26,681	-		38,746
Expenses:
Management and investment advisory fees		3,693	6,265	(1,324)	(b)	8,634
Distribution Fees - Class A		510	1,035	-		1,545
Distribution Fees - Class B		131	639	-		770
Distribution Fees - Class C		22	199	-		221
Distribution Fees - R-1		4	1	-		5
Distribution Fees - R-2		5	1	-		6
Distribution Fees - R-3		15	3	-		18
Distribution Fees - R-4		2	2	-		4
Administrative service fees - R-1		3	-	-		3
Administrative service fees - R-2		3	-	-		3
Administrative service fees - R-3		5	1	-		6
Administrative service fees - R-4		-	1	-		1
Administrative service fees - R-5		-	1	-		1
Registration fees - Class A		13	20	(13)	(a)	20
Registration fees - Class B		12	16	(12)	(a)	16
Registration fees - Class C		14	18	(14)	(a)	18
Registration fees - Class P		-	4	-		4
Registration fees - Institutional		37	33	(37)	(a)	33
Service Fees - R-1		3	-	-		3
Service Fees - R-2		4	1	-		5
Service Fees - R-3		15	3	-		18
Service Fees - R-4		5	6	-		11
Service Fees - R-5		5	18	-		23
Shareholder reports - Class A		127	191	-		318
Shareholder reports - Class B		20	77	-		97
Shareholder reports - Class C		-	9	-		9
Transfer agent fees - Class A		539	700	(54)	(a)	1,185
Transfer agent fees - Class B		70	224	(7)	(a)	287
Transfer agent fees - Class C		8	48	(1)	(a)	55
Transfer agent fees - Institutional		3	11	-		14
Custodian fees		11	10	(11)	(a)	10
Directors' expenses		10	18	-		28
Professional fees		16	18	(16)	(a)	18
Other expenses		51	31	-		82
	Total Gross Expenses	5,356	9,604	(1,489)		13,471
Less: Reimbursement from Manager - Class B		3	-	-		3
Less: Reimbursement from Manager - Class C		20	-	-		20
Less: Reimbursement from Manager - Class P		-	4	-		4
	Total Net Expenses	5,333	9,600	(1,489)		13,444
	Net Investment Income (Loss)	6,732	17,081	1,489		25,302

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions		134,750	23,051	-		157,801
Futures contracts		(12,121)	-	-		(12,121)
Change in unrealized appreciation/depreciation of:
Investments		(118,217)	168,297			50,080
Futures contracts		-	-	-		-
Net Realized and Unrealized Gain (Loss) on Investments and Futures		4,412	191,348	-		195,760
Net Increase (Decrease) in Net Assets Resulting from Operations		$11,144	$ 208,429	$ 1,489		$ 221,062

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

1. Description of the Funds
Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination
On June 14, 2011, the Board of Directors of Principal Funds, Inc., Disciplined LargeCap Blend Fund approved an Agreement and
Plan of Reorganization (the “Reorganization”) whereby, Principal Capital Appreciation Fund will acquire all the assets of Disciplined
LargeCap Blend Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of
Principal Capital Appreciation Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2011. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of Disciplined LargeCap Blend Fund and Principal
Capital Appreciation Fund at April 30, 2011. The unaudited pro forma statements of operations reflect the results of operations of
Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund for the twelve months ended April 30, 2011. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Principal Capital Appreciation Fund for pre-combination periods will not be restated.

Disciplined LargeCap Blend Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees with the exception of $540 for Class C which will be paid by Principal Management
Corporation. These expenses and fees are expected to total $88,709. Further, Disciplined LargeCap Blend Fund will also pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Principal Capital Appreciation Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $179,068. As of April 30, 2011, the realized gain would be approximately $31,924,000 ($1.45 per share) on a US GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Operating Polices

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation
(depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

4. Operating Polices (Continued)

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities.
The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

5. Security Valuation

Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-
supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the
“Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

-- Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

-- Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

-- Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.)
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

5. Security Valuation (Continued)

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s
Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule
2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. As of April 30, 2011, there were no significant transfers between Levels 1 and 2, or into/out of Level 3.

The following is a summary of the inputs used as of April 30, 2011, in valuing the Funds’ securities carried at value (amounts shown
in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
Disciplined LargeCap Blend Fund
Common Stocks*	$ 287,448	$ —	$ —	$ 287,448
Total investments in securities $	287,448	$ —	$ —	$ 287,448

Principal Capital Appreciation Fund
Common Stocks*	$ 1,468,178	$ —	$ —	$ 1,468,178
Repurchase Agreements	—	42,610	—	42,610
Total investments in securities $	1,468,178	$ 42,610	$ —	$ 1,510,788

* For additional detail regarding sector classifications, please see the Schedule of Investments.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

6. Capital Shares
The pro forma net asset value per share assumes issuance of shares of Principal Capital Appreciation Fund that would have been issued at April 30, 2011, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of Disciplined LargeCap Blend Fund, as of April 30, 2011, divided by the net asset value per share of the Principal Capital
Appreciation Fund as of April 30, 2011. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30,
2011. The expenses of the Disciplined LargeCap Blend Fund were adjusted assuming the fee structure of the Principal Capital
Appreciation Fund was in effect for the twelve months ended April 30, 2011.

8. Distributions
No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company”
under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Schedule of Investments

April 30, 2011

	Disciplined	Disciplined	Principal Capital	Principal Capital
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Combined	Combined
	Fund Shares	Fund Value	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS - 97.52%	Held	(000's)	Held	(000's)	Held	(000's)
Advertising - 0.09%
Interpublic Group of Cos Inc*	140,430	$ 1,650	—	$ —	140,430	$ 1,650

Aerospace & Defense - 1.94%
Boeing Co/The	—	—	263,883	21,053	263,883	21,053
Northrop Grumman Corp	—	—	91,582	5,825	91,582	5,825
Raytheon Co*	54,613	2,651	—	—	54,613	2,651
Teledyne Technologies Inc (a)	—	—	107,600	5,433	107,600	5,433
	$ 2,651		$ 32,311			$ 34,962
Agriculture - 0.81%
Altria Group Inc*	133,802	3,591	—	—	133,802	3,591
Archer-Daniels-Midland Co	—	—	219,850	8,139	219,850	8,139
Lorillard Inc*	26,138	2,784	—	—	26,138	2,784
	$ 6,375		$ 8,139			$ 14,514
Airlines - 0.71%
Alaska Air Group Inc (a)	—	—	131,387	8,654	131,387	8,654
Cathay Pacific Airways Ltd ADR	—	—	326,066	4,112	326,066	4,112
	$ —		$ 12,766			$ 12,766
Apparel - 1.11%
Columbia Sportswear Co	—	—	42,908	2,917	42,908	2,917
Nike Inc	—	—	208,262	17,144	208,262	17,144
	$ —		$ 20,061			$ 20,061
Automobile Manufacturers - 1.01%
Navistar International Corp* (a)	16,919	1,176	—	—	16,919	1,176
Nissan Motor Co Ltd ADR	—	—	130,857	2,509	130,857	2,509
PACCAR Inc	—	—	271,552	14,422	271,552	14,422
	$ 1,176		$ 16,931			$ 18,107
Automobile Parts & Equipment - 0.57%
Johnson Controls Inc	—	—	248,345	10,185	248,345	10,185

Banks - 5.40%
Barclays PLC ADR	—	—	49,140	936	49,140	936
Capital One Financial Corp*	58,051	3,177	—	—	58,051	3,177
City National Corp/CA	—	—	88,934	5,079	88,934	5,079
East West Bancorp Inc*	49,859	1,054	188,374	3,980	238,233	5,034
Huntington Bancshares Inc/OH*	289,262	1,964	—	—	289,262	1,964
JP Morgan Chase & Co*	184,435	8,416	377,344	17,218	561,779	25,634
KeyCorp*	210,780	1,827	—	—	210,780	1,827
M&T Bank Corp*	22,788	2,014	—	—	22,788	2,014
PNC Financial Services Group Inc	—	—	24,075	1,501	24,075	1,501
State Street Corp	—	—	207,190	9,645	207,190	9,645
US Bancorp*	172,149	4,445	336,225	8,681	508,374	13,126
Wells Fargo & Co	54,773	1,594	772,118	22,477	826,891	24,071
Westamerica Bancorporation	—	—	66,364	3,371	66,364	3,371
	$ 24,491		$ 72,888			$ 97,379
Beverages - 1.39%
Brown-Forman Corp	—	—	70,957	5,099	70,957	5,099
Coca-Cola Co/The*	85,088	5,740	—	—	85,088	5,740
PepsiCo Inc	—	—	205,919	14,186	205,919	14,186
	$ 5,740		$ 19,285			$ 25,025
Biotechnology - 1.20%
Amgen Inc* (a)	43,469	2,471	—	—	43,469	2,471
Dendreon Corp (a)	—	—	48,316	2,098	48,316	2,098
Gilead Sciences Inc (a)	—	—	237,469	9,223	237,469	9,223
Life Technologies Corp (a)	—	—	141,857	7,831	141,857	7,831
	$ 2,471		$ 19,152			$ 21,623
Building Materials - 0.50%
Apogee Enterprises Inc	—	—	180,061	2,571	180,061	2,571
Cemex SAB de CV ADR(a)	—	—	111,691	970	111,691	970
Simpson Manufacturing Co Inc	—	—	192,548	5,376	192,548	5,376
	$ —		$ 8,917			$ 8,917
Chemicals - 1.12%
CF Industries Holdings Inc	—	—	43,185	6,113	43,185	6,113
EI du Pont de Nemours & Co*	59,953	3,405	—	—	59,953	3,405
FMC Corp	—	—	72,365	6,388	72,365	6,388
Sigma-Aldrich Corp	—	—	59,110	4,172	59,110	4,172
	$ 3,405		$ 16,673			$ 20,078
Commercial Services - 0.96%
AMN Healthcare Services Inc (a)	—	—	98,273	848	98,273	848
Hertz Global Holdings Inc (a)	—	—	419,000	7,211	419,000	7,211
Resources Connection Inc	—	—	155,754	2,304	155,754	2,304
Robert Half International Inc	—	—	146,320	4,438	146,320	4,438
TrueBlue Inc (a)	—	—	181,500	2,555	181,500	2,555
	$ —		$ 17,356			$ 17,356

	Disciplined	Disciplined	Principal Capital	Principal Capital
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Combined	Combined
	Fund Shares	Fund Value	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000's)	Held	(000's)	Held	(000's)
Computers - 4.04%
Accenture PLC - Class A*	39,955	$ 2,283	—	$ —	39,955	$ 2,283
Apple Inc* (a)	33,073	11,517	42,182	14,689	75,255	26,206
EMC Corp/Massachusetts* (a)	153,545	4,351	—	—	153,545	4,351
Hewlett-Packard Co	—	—	345,042	13,929	345,042	13,929
IBM Corp	—	—	113,050	19,284	113,050	19,284
Mentor Graphics Corp (a)	—	—	123,046	1,815	123,046	1,815
SanDisk Corp* (a)	56,637	2,783	—	—	56,637	2,783
Western Digital Corp* (a)	52,152	2,076	—	—	52,152	2,076
	$ 23,010		$ 49,717			$ 72,727
Consumer Products - 1.52%
Clorox Co	—	—	168,090	11,709	168,090	11,709
Kimberly-Clark Corp	—	—	100,490	6,639	100,490	6,639
Tupperware Brands Corp	—	—	76,612	4,878	76,612	4,878
WD-40 Co	—	—	99,551	4,131	99,551	4,131
	$ —		$ 27,357			$ 27,357
Cosmetics & Personal Care - 0.53%
Procter & Gamble Co	—	—	147,625	9,581	147,625	9,581

Distribution & Wholesale - 0.31%
Pool Corp	—	—	184,816	5,593	184,816	5,593

Diversified Financial Services - 3.00%
Ameriprise Financial Inc*	82,486	5,119	19,684	1,222	102,170	6,341
Charles Schwab Corp/The	—	—	1,149,340	21,044	1,149,340	21,044
Discover Financial Services*	108,924	2,706	—	—	108,924	2,706
Franklin Resources Inc	—	—	156,915	20,261	156,915	20,261
T Rowe Price Group Inc*	57,897	3,720	—	—	57,897	3,720
	$ 11,545		$ 42,527			$ 54,072
Electric - 0.96%
Duke Energy Corp*	180,065	3,358	—	—	180,065	3,358
Edison International	—	—	150,575	5,913	150,575	5,913
OGE Energy Corp*	44,349	2,358	—	—	44,349	2,358
PG&E Corp	—	—	67,030	3,089	67,030	3,089
PPL Corp*	90,748	2,490	—	—	90,748	2,490
Xcel Energy Inc	—	—	5,100	124	5,100	124
	$ 8,206		$ 9,126			$ 17,332
Electronics - 1.93%
Electro Scientific Industries Inc (a)	—	—	73,121	1,203	73,121	1,203
FEI Co (a)	—	—	222,964	7,237	222,964	7,237
FLIR Systems Inc	—	—	68,200	2,402	68,200	2,402
Itron Inc (a)	—	—	66,975	3,645	66,975	3,645
Thermo Fisher Scientific Inc* (a)	61,672	3,700	45,670	2,740	107,342	6,440
Thomas & Betts Corp* (a)	50,896	2,950	—	—	50,896	2,950
Trimble Navigation Ltd (a)	—	—	111,008	5,200	111,008	5,200
Waters Corp (a)	—	—	58,300	5,713	58,300	5,713
	$ 6,650		$ 28,140			$ 34,790
Engineering & Construction - 0.71%
Granite Construction Inc	—	—	124,914	3,395	124,914	3,395
Jacobs Engineering Group Inc (a)	—	—	187,586	9,306	187,586	9,306
	$ —		$ 12,701			$ 12,701
Environmental Control - 0.46%
Energy Recovery Inc (a)	—	—	163,176	504	163,176	504
Waste Connections Inc	—	—	251,011	7,724	251,011	7,724
	$ —		$ 8,228			$ 8,228
Food - 1.99%
Campbell Soup Co	—	—	52,700	1,770	52,700	1,770
Dairy Farm International Holdings Ltd ADR	—	—	173,729	7,618	173,729	7,618
Dean Foods Co (a)	—	—	81,693	914	81,693	914
General Mills Inc	—	—	246,567	9,513	246,567	9,513
Kroger Co/The*	174,516	4,242	204,145	4,963	378,661	9,205
Ralcorp Holdings Inc (a)	—	—	27,075	2,106	27,075	2,106
Safeway Inc*	46,421	1,129	—	—	46,421	1,129
Tyson Foods Inc*	179,971	3,581	—	—	179,971	3,581
	$ 8,952		$ 26,884			$ 35,836
Gas - 1.69%
Energen Corp	—	—	103,184	6,708	103,184	6,708
Northwest Natural Gas Co	—	—	15,325	709	15,325	709
Sempra Energy	—	—	418,140	23,039	418,140	23,039
	$ —		$ 30,456			$ 30,456
Healthcare - Products - 2.17%
Becton Dickinson and Co	—	—	70,783	6,083	70,783	6,083
Johnson & Johnson	—	—	206,846	13,594	206,846	13,594
Medtronic Inc	—	—	131,260	5,480	131,260	5,480
ResMed Inc (a)	—	—	83,160	2,652	83,160	2,652
Techne Corp	—	—	53,312	4,143	53,312	4,143
Varian Medical Systems Inc (a)	—	—	100,318	7,042	100,318	7,042
	$ —		$ 38,994			$ 38,994

	Disciplined	Disciplined	Principal Capital	Principal Capital
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Combined	Combined
	Fund Shares	Fund Value	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000's)	Held	(000's)	Held	(000's)
Healthcare - Services - 1.39%
Aetna Inc*	95,064	$ 3,934	—	$ —	95,064	$ 3,934
DaVita Inc (a)	—	—	102,225	9,005	102,225	9,005
Health Net Inc (a)	—	—	56,410	1,879	56,410	1,879
Humana Inc*	37,031	2,819	—	—	37,031	2,819
Sun Healthcare Group Inc (a)	—	—	11,459	135	11,459	135
UnitedHealth Group Inc*	148,734	7,322	—	—	148,734	7,322
	$ 14,075		$ 11,019			$ 25,094
Home Builders - 0.05%
KB Home	—	—	34,875	412	34,875	412
Winnebago Industries Inc (a)	—	—	44,617	552	44,617	552
	$ —		$ 964			$ 964
Insurance - 1.82%
ACE Ltd*	47,489	3,194	—	—	47,489	3,194
Fidelity National Financial Inc	—	—	96,725	1,493	96,725	1,493
HCC Insurance Holdings Inc	—	—	234,631	7,635	234,631	7,635
MetLife Inc	—	—	133,140	6,230	133,140	6,230
Prudential Financial Inc*	48,494	3,075	—	—	48,494	3,075
StanCorp Financial Group Inc	—	—	254,485	10,968	254,485	10,968
XL Group PLC	—	—	9,050	221	9,050	221
	$ 6,269		$ 26,547			$ 32,816
Internet - 2.56%
Amazon.com Inc (a)	—	—	49,550	9,737	49,550	9,737
eBay Inc (a)	—	—	255,750	8,798	255,750	8,798
Google Inc* (a)	7,400	4,026	31,897	17,355	39,297	21,381
Netflix Inc* (a)	5,965	1,388	—	—	5,965	1,388
Priceline.com Inc* (a)	4,756	2,602	—	—	4,756	2,602
Symantec Corp* (a)	113,654	2,233	—	—	113,654	2,233
	$ 10,249		$ 35,890			$ 46,139
Iron & Steel - 1.17%
Reliance Steel & Aluminum Co	—	—	131,040	7,418	131,040	7,418
Schnitzer Steel Industries Inc	—	—	218,629	13,570	218,629	13,570
	$ —		$ 20,988			$ 20,988
Leisure Products & Services - 0.56%
Ambassadors Group Inc	—	—	172,479	1,739	172,479	1,739
Carnival Corp	—	—	137,525	5,235	137,525	5,235
Harley-Davidson Inc	—	—	82,036	3,057	82,036	3,057
	$ —		$ 10,031			$ 10,031
Lodging - 0.33%
Red Lion Hotels Corp (a)	—	—	677,493	5,928	677,493	5,928

Machinery - Construction & Mining - 0.12%
Caterpillar Inc*	18,921	2,184	—	—	18,921	2,184

Machinery - Diversified - 1.35%
AGCO Corp* (a)	34,229	1,971	—	—	34,229	1,971
Cascade Corp	—	—	101,786	4,662	101,786	4,662
Deere & Co	—	—	160,760	15,674	160,760	15,674
Gardner Denver Inc*	23,132	1,999	—	—	23,132	1,999
	$ 3,970		$ 20,336			$ 24,306
Media - 1.97%
CBS Corp*	157,706	3,977	—	—	157,706	3,977
Comcast Corp - Class A*	182,991	4,802	—	—	182,991	4,802
DIRECTV* (a)	40,558	1,971	—	—	40,558	1,971
McGraw-Hill Cos Inc/The*	36,828	1,490	—	—	36,828	1,490
Walt Disney Co/The	—	—	539,922	23,271	539,922	23,271
	$ 12,240		$ 23,271			$ 35,511
Metal Fabrication & Hardware - 0.63%
Precision Castparts Corp	—	—	54,015	8,346	54,015	8,346
Timken Co*	51,619	2,911	—	—	51,619	2,911
	$ 2,911		$ 8,346			$ 11,257
Mining - 0.97%
Freeport-McMoRan Copper & Gold Inc*	103,122	5,675	212,665	11,703	315,787	17,378

Miscellaneous Manufacturing - 2.43%
Aptargroup Inc	—	—	57,725	3,028	57,725	3,028
Crane Co	—	—	107,237	5,352	107,237	5,352
Dover Corp*	44,093	3,000	—	—	44,093	3,000
Eaton Corp*	70,285	3,762	—	—	70,285	3,762
General Electric Co*	421,937	8,629	904,418	18,495	1,326,355	27,124
Parker Hannifin Corp*	14,782	1,394	—	—	14,782	1,394
	$ 16,785		$ 26,875			$ 43,660
Oil & Gas - 11.11%
Apache Corp	—	—	205,645	27,427	205,645	27,427
Berry Petroleum Co	—	—	81,012	4,304	81,012	4,304
Chevron Corp	67,905	7,431	446,693	48,886	514,598	56,317
CNOOC Ltd ADR	—	—	23,510	5,865	23,510	5,865
ConocoPhillips*	59,327	4,683	—	—	59,327	4,683
Devon Energy Corp	—	—	184,115	16,754	184,115	16,754

	Disciplined	Disciplined	Principal Capital	Principal Capital
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Combined	Combined
	Fund Shares	Fund Value	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000's)	Held	(000's)	Held	(000's)
Oil & Gas (continued)
Exxon Mobil Corp*	93,815	$ 8,256	233,698	$ 20,565	327,513	$ 28,821
Hess Corp*	48,565	4,174	—	—	48,565	4,174
Marathon Oil Corp*	95,629	5,168	—	—	95,629	5,168
Nabors Industries Ltd (a)	—	—	152,517	4,673	152,517	4,673
Occidental Petroleum Corp	—	—	266,092	30,412	266,092	30,412
Total SA ADR	—	—	176,975	11,367	176,975	11,367
	$ 29,712		$ 170,253			$ 199,965
Oil & Gas Services - 0.90%
Baker Hughes Inc*	51,209	3,964	—	—	51,209	3,964
National Oilwell Varco Inc*	61,972	4,753	—	—	61,972	4,753
Natural Gas Services Group Inc (a)	—	—	149,293	2,692	149,293	2,692
Schlumberger Ltd	—	—	54,345	4,877	54,345	4,877
	$ 8,717		$ 7,569			$ 16,286
Pharmaceuticals - 5.47%
Abbott Laboratories	—	—	198,275	10,318	198,275	10,318
Allergan Inc/United States	—	—	270,023	21,483	270,023	21,483
AmerisourceBergen Corp*	37,334	1,517	—	—	37,334	1,517
Bristol-Myers Squibb Co*	129,593	3,641	392,163	11,020	521,756	14,661
Cardinal Health Inc*	92,552	4,044	—	—	92,552	4,044
Forest Laboratories Inc* (a)	73,284	2,430	120,179	3,985	193,463	6,415
McKesson Corp	—	—	236,057	19,595	236,057	19,595
Medicis Pharmaceutical Corp	—	—	112,075	3,974	112,075	3,974
Obagi Medical Products Inc (a)	—	—	133,748	1,716	133,748	1,716
Pfizer Inc*	62,209	1,304	—	—	62,209	1,304
Teva Pharmaceutical Industries Ltd ADR	—	—	72,915	3,335	72,915	3,335
VCA Antech Inc (a)	—	—	219,912	5,410	219,912	5,410
Watson Pharmaceuticals Inc (a)	—	—	75,412	4,677	75,412	4,677
	$ 12,936		$ 85,513			$ 98,449
Publicly Traded Investment Fund - 1.08%
iShares Russell 3000 Index Fund	—	—	238,125	19,460	238,125	19,460

Real Estate - 0.12%
Jones Lang LaSalle Inc*	21,166	2,167	—	—	21,166	2,167

REITS - 3.08%
Alexandria Real Estate Equities Inc	—	—	133,466	10,964	133,466	10,964
BRE Properties Inc*	21,525	1,092	—	—	21,525	1,092
Essex Property Trust Inc	—	—	45,498	6,164	45,498	6,164
HCP Inc	—	—	282,385	11,188	282,385	11,188
Nationwide Health Properties Inc	—	—	114,188	5,001	114,188	5,001
Plum Creek Timber Co Inc	—	—	84,475	3,640	84,475	3,640
Sabra Healthcare REIT Inc	—	—	47,535	800	47,535	800
Weyerhaeuser Co	—	—	723,646	16,651	723,646	16,651
	$ 1,092		$ 54,408			$ 55,500
Retail - 7.34%
Best Buy Co Inc	—	—	109,850	3,429	109,850	3,429
Copart Inc (a)	—	—	194,443	8,822	194,443	8,822
Costco Wholesale Corp	—	—	338,452	27,388	338,452	27,388
CVS Caremark Corp	—	—	68,700	2,490	68,700	2,490
Home Depot Inc*	75,063	2,788	147,900	5,493	222,963	8,281
Jack in the Box Inc (a)	—	—	138,937	2,869	138,937	2,869
Macy's Inc*	102,179	2,443	—	—	102,179	2,443
McDonald's Corp	—	—	155,600	12,185	155,600	12,185
Nordstrom Inc	40,339	1,918	298,681	14,202	339,020	16,120
Ross Stores Inc*	20,668	1,523	22,210	1,637	42,878	3,160
Signet Jewelers Ltd* (a)	45,820	2,004	—	—	45,820	2,004
Starbucks Corp	709	26	575,463	20,826	576,172	20,852
Wal-Mart Stores Inc*	122,003	6,708	220,775	12,138	342,778	18,846
Yum! Brands Inc	—	—	59,880	3,212	59,880	3,212
	$ 17,410		$ 114,691			$ 132,101
Savings & Loans - 0.74%
Washington Federal Inc	—	—	829,009	13,339	829,009	13,339

Semiconductors - 3.23%
Applied Materials Inc	51,186	803	703,012	11,030	754,198	11,833
Avago Technologies Ltd	—	—	124,320	4,160	124,320	4,160
Intel Corp	—	—	737,225	17,096	737,225	17,096
LSI Corp (a)	—	—	358,751	2,629	358,751	2,629
Microchip Technology Inc	—	—	265,588	10,900	265,588	10,900
Micron Technology Inc* (a)	160,758	1,815	—	—	160,758	1,815
Novellus Systems Inc (a)	—	—	75,950	2,438	75,950	2,438
QLogic Corp (a)	—	—	184,250	3,313	184,250	3,313
Supertex Inc (a)	—	—	133,988	2,893	133,988	2,893
Teradyne Inc* (a)	66,495	1,071	—	—	66,495	1,071
	$ 3,689		$ 54,459			$ 58,148
Shipbuilding - 0.03%
Huntington Ingalls Industries Inc (a)	—	—	14,067	563	14,067	563

	Disciplined	Disciplined	Principal Capital	Principal Capital
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Combined	Combined
	Fund Shares	Fund Value	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000's)	Held	(000's)	Held	(000's)
Software - 5.39%
Actuate Corp (a)	—	$ —	407,744	$ 2,377	407,744	$ 2,377
Adobe Systems Inc (a)	—	—	413,280	13,865	413,280	13,865
Autodesk Inc (a)	—	—	132,875	5,977	132,875	5,977
BMC Software Inc* (a)	60,765	3,052	—	—	60,765	3,052
Informatica Corp (a)	—	—	92,025	5,154	92,025	5,154
Microsoft Corp	36,108	939	1,065,872	27,734	1,101,980	28,673
Omnicell Inc (a)	—	—	162,915	2,506	162,915	2,506
Oracle Corp*	258,138	9,306	503,486	18,151	761,624	27,457
Quality Systems Inc	—	—	12,238	1,098	12,238	1,098
Quest Software Inc (a)	—	—	129,250	3,329	129,250	3,329
Red Hat Inc* (a)	61,445	2,917	—	—	61,445	2,917
Tyler Technologies Inc (a)	—	—	26,365	654	26,365	654
	$ 16,214		$ 80,845			$ 97,059
Telecommunications - 4.82%
AT&T Inc	76,036	2,366	731,600	22,767	807,636	25,133
China Mobile Ltd ADR	—	—	128,535	5,924	128,535	5,924
Cisco Systems Inc	—	—	728,615	12,795	728,615	12,795
Corning Inc	—	—	256,500	5,371	256,500	5,371
Motorola Solutions Inc* (a)	58,103	2,666	—	—	58,103	2,666
Polycom Inc (a)	—	—	99,800	5,971	99,800	5,971
Qualcomm Inc*	58,746	3,339	111,925	6,362	170,671	9,701
Verizon Communications Inc*	170,993	6,460	338,275	12,780	509,268	19,240
	$ 14,831		$ 71,970			$ 86,801
Toys, Games & Hobbies - 0.40%
Mattel Inc	—	—	267,150	7,138	267,150	7,138

Transportation - 1.84%
Con-way Inc	—	—	103,882	4,043	103,882	4,043
Expeditors International of Washington Inc	—	—	391,278	21,235	391,278	21,235
Union Pacific Corp	—	—	75,405	7,802	75,405	7,802
	$ —		$ 33,080			$ 33,080
Trucking & Leasing - 0.30%
Greenbrier Cos Inc (a)	—	—	202,519	5,482	202,519	5,482

Water - 0.20%
California Water Service Group	—	—	93,900	3,542	93,900	3,542

TOTAL COMMON STOCKS	$ 287,448		$ 1,468,178			$ 1,755,626

	Disciplined	Disciplined	Principal Capital	Principal Capital	Combined
	LargeCap Blend	LargeCap Blend	Appreciation	Appreciation	Portfolio	Combined
	Fund Maturity	Fund Value	Fund Maturity	Fund Value	Maturity	Portfolio Value
REPURCHASE AGREEMENTS - 2.37%	Amount (000's)	(000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks - 2.37%
Investment in Joint Trading Account; Credit Suisse Repurchase	$ —	$ —	8,609	8,608	$ 8,609	$ 8,608
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
US Treasury Strips; $8,780,635; 0.00%; dated 08/15/14 - 08/15/37)
Investment in Joint Trading Account; Deutsche Bank Repurchase	—	—	12,778	12,778	12,778	12,778
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $13,033,756; 0.00% - 4.38%; dated 09/15/12 -
10/15/29)
Investment in Joint Trading Account; JP Morgan Repurchase	—	—	4,708	4,708	4,708	4,708
Agreement; 0.02% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $4,801,910; 0.00% - 9.80%; dated 06/15/11 -
09/26/19)
Investment in Joint Trading Account; Merrill Lynch Repurchase	—	—	11,808	11,808	11,808	11,808
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $12,044,398; 0.00% - 8.13%; dated 05/11/11 -
09/15/39)
Investment in Joint Trading Account; Morgan Stanley Repurchase	—	—	4,708	4,708	4,708	4,708
Agreement; 0.02% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $4,801,910; 1.11% - 2.38%; dated 06/22/12 -
07/28/15)
	$ —		$ 42,610			$ 42,610
TOTAL REPURCHASE AGREEMENTS	$ —		$ 42,610			$ 42,610
Total Investments	$ 287,448		$ 1,510,788			$ 1,798,236
Other Assets in Excess of Liabilities, Net - 0.11%	$ (717)		$ 2,664			$ 1,947
Pro Forma adjustment						(89)
TOTAL NET ASSETS - 100.00%	$ 286,731		$ 1,513,452			$ 1,800,094

(a) Non-Income Producing Security
*	The security or a portion of the security will be disposed of in order to meet the investment objectives of the Acquiring Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:
	Disciplined
	LargeCap Blend	Principal Capital	Combined Portfolio
	Fund	Appreciation Fund
Unrealized Appreciation	$ 24,046	$ 530,338	$ 554,394
Unrealized Depreciation	(2,004)	(17,256)	(19,260)
Net Unrealized Appreciation (Depreciation)	$ 22,042	$ 513,082	$ 535,124
Cost for federal income tax purposes	$ 265,406	$ 997,706	$ 1,263,112
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
	Disciplined
	LargeCap Blend	Principal Capital	Combined Portfolio
Sector/Country	Fund	Appreciation Fund
Consumer, Non-cyclical	17.62%	17.41%	17.43%
Financial	15.90%	16.67%	16.55%
Technology	14.98%	12.22%	12.66%
Consumer, Cyclical	6.48%	13.49%	12.38%
Industrial	12.25%	12.22%	12.23%
Energy	13.40%	11.75%	12.01%
Communications	13.59%	8.67%	9.45%
Basic Materials	3.17%	3.26%	3.25%
Utilities	2.86%	2.84%	2.85%
Exchange Traded Funds	0.00%	1.29%	1.08%
Other Assets in Excess of Liabilities, Net	(0.25)%	0.18%	0.11%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

			Statements of Assets and Liabilities
			Principal Funds, Inc.
			April 30, 2011 (unaudited)
			Amounts in thousands
	International		Diversified		Pro Forma		Pro Forma Diversified
	Growth Fund		International Fund		Adjustments		International Fund
Investment in securities--at cost	$ 1,028,466		$ 1,724,816		$ -		$ 2,753,282
Foreign currency--at cost	$ 872		$ 2,330		$ -		$ 3,202
Assets
Investment in securities--at value	$ 1,229,947		$ 2,137,305		$ -		$ 3,367,252
Foreign currency--at value	877		2,353		-		3,230
Cash	32		411		-		443
Receivables:
Dividends and interest	7,076		8,562		-		15,638
Expense reimbursement from Manager	4		4		-		8
Expense reimbursement from Distributor	5		23		-		28
Fund shares sold	355		1,334		-		1,689
Investment securities sold	-		27,733		-		27,733
Other assest	-		5		-		5
Total Assets	1,238,296		2,177,730		-		3,416,026

Liabilities
Accrued management and investment advisory fees	966		1,484		-		2,450
Accrued administrative service fees	1		11		-		12
Accrued distribution fees	21		178		-		199
Accrued service fees	5		49		-		54
Accrued transfer agent fees	40		386		-		426
Accrued directors' expenses	3		1		-		4
Accrued other expenses	160		372		-		532
Payables:
Fund shares redeemed	1,992		608		-		2,600
Investment securities purchased	-		26,462		-		26,462
Reorganization costs	-		-		49	(b)	49
Total Liabilities	3,188		29,551		49		32,788
Net Assets Applicable to Outstanding Shares	$ 1,235,108		$ 2,148,179		$ (49)		$ 3,383,238

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 1,737,747		$ 2,276,586		$ -		$ 4,014,333
Accumulated undistributed (overdistributed) net investment income (loss)	7,228		8,169		(49)	(b)	15,348
Accumulated undistributed (overdistributed) net realized gain (loss)	(711,506)		(549,279)		-		(1,260,785)
Net unrealized appreciation (depreciation) of investments	201,481		412,489		-		613,970
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	158		214		-		372
Total Net Assets	$ 1,235,108		$ 2,148,179		$ (49)		$ 3,383,238

Capital Stock (par value: $.01 a share):
Shares authorized	590,000		1,010,000		-		1,010,000
Net Asset Value Per Share:
Class A: Net Assets	$ 8,967		$ 294,011		$ (3)	(b)	$ 302,975
Shares issued and outstanding	919		26,717		(104)	(c)	27,532
Net asset value per share	$ 9.76		$ 11.00				$ 11.00
Maximum Offering Price	$ 10.33		$ 11.64				$ 11.64

Class B: Net Assets	N/A		$ 16,620		$ -		$ 16,620
Shares issued and outstanding			1,509		-		1,509
Net asset value per share			$ 11.01	(a)			$ 11.01

Class C: Net Assets	$ 629		$ 12,651		$ -		$ 13,280
Shares issued and outstanding	64		1,149		(7)	(c)	1,206
Net asset value per share	$ 9.80	(a)	$ 11.01	(a)			$ 11.01

Class J: Net Assets	$ 42,046		$ 195,445		$ (19)	(b)	$ 237,472
Shares issued and outstanding	4,408		17,935		(552)	(c)	21,791
Net asset value per share	$ 9.54	(a)	$ 10.90	(a)			$ 10.90

Class P: Net Assets	N/A		$ 65		$ -		$ 65
Shares issued and outstanding			6		-		6
Net asset value per share			$ 10.96				$ 10.96

Institutional: Net Assets	$ 1,156,688		$ 1,380,537		$ (16)	(b)	$ 2,537,209
Shares issued and outstanding	118,751		125,883		(13,311)	(c)	231,323
Net asset value per share	$ 9.74		$ 10.97				$ 10.97

R-1: Net Assets	$ 1,314		$ 10,066		$ (1)	(b)	$ 11,379
Shares issued and outstanding	134		920		(14)	(c)	1,040
Net asset value per share	$ 9.78		$ 10.94				$ 10.94

R-2: Net Assets	$ 3,648		$ 18,438		$ (2)	(b)	$ 22,084
Shares issued and outstanding	384		1,693		(49)	(c)	2,028
Net asset value per share	$ 9.51		$ 10.89				$ 10.89

R-3: Net Assets	$ 9,492		$ 71,531		$ (3)	(b)	$ 81,020
Shares issued and outstanding	937		6,533		(70)	(c)	7,400
Net asset value per share	$ 10.13		$ 10.95				$ 10.95

R-4: Net Assets	$ 3,912		$ 53,139		$ (2)	(b)	$ 57,049
Shares issued and outstanding	405		4,789		(53)	(c)	5,141
Net asset value per share	$ 9.66		$ 11.10				$ 11.10

R-5: Net Assets	$ 8,412		$ 95,676		$ (3)	(b)	$ 104,085
Shares issued and outstanding	869		8,640		(109)	(c)	9,400
Net asset value per share	$ 9.68		$ 11.07				$ 11.07

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(c) Reflects new shares issued, net of retired shares of International Growth Fund.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2011 (unaudited)

						Pro Forma
		International Growth	Diversified	Pro Forma		Diversified
Amounts in thousands		Fund	International Fund	Adjustments		International Fund
Net Investment Income (Loss)
Income:
Dividends	$ 35,400		$ 53,350	$ -		$ 88,750
Withholding tax		(4,331)	(6,416)	-		(10,747)
Interest		23	24	-		47
	Total Income	31,092	46,958	-		78,050
Expenses:
Management and investment advisory fees		12,336	15,673	(1,894)	(b)	26,115
Distribution Fees - Class A		16	667	-		683
Distribution Fees - Class B		-	181	-		181
Distribution Fees - Class C		6	115	-		121
Distribution Fees - Class J		171	784	-		955
Distribution Fees - R-1		4	33	-		37
Distribution Fees - R-2		15	57	-		72
Distribution Fees - R-3		27	163	-		190
Distribution Fees - R-4		3	47	-		50
Administrative service fees - R-1		3	27	-		30
Administrative service fees - R-2		10	36	-		46
Administrative service fees - R-3		7	46	-		53
Administrative service fees - R-4		2	14	-		16
Administrative service fees - R-5		1	8	-		9
Registration fees - Class A		18	12	(18)	(a)	12
Registration fees - Class B		-	14	-		14
Registration fees - Class C		18	16	(18)	(a)	16
Registration fees - Class J		17	14	(17)	(a)	14
Registration fees - Class P		-	4	-		4
Registration fees - Institutional		20	23	(20)	(a)	23
Service Fees - R-1		2	24	-		26
Service Fees - R-2		12	46	-		58
Service Fees - R-3		26	163	-		189
Service Fees - R-4		9	119	-		128
Service Fees - R-5		23	199	-		222
Shareholder reports - Class A		3	78	-		81
Shareholder reports - Class B		-	14	-		14
Shareholder reports - Class C		-	4	-		4
Shareholder reports - Class J		16	59	-		75
Shareholder reports - Institutional		31	3	-		34
Transfer agent fees - Class A		37	791	(4)	(a)	824
Transfer agent fees - Class B		-	108	-		108
Transfer agent fees - Class C		6	36	(1)	(a)	41
Transfer agent fees - Class J		64	269	(6)	(a)	327
Transfer agent fees - Institutional		100	8	(10)	(a)	98
Custodian fees		244	542	(244)	(a)	542
Directors' expenses		15	26	-		41
Professional fees		20	45	(20)	(a)	45
Other expenses		47	38	-		85
	Total Gross Expenses	13,329	20,506	(2,252)		31,583
Less: Reimbursement from Manager - Class A		40	-	-		40
Less: Reimbursement from Manager - Class B		-	4	-		4
Less: Reimbursement from Manager - Class C		23	36	-		59
Less: Reimbursement from Manager - Class P		-	4	-		4
Less: Reimbursement from Distributor - Class J		41	193	-		234
	Total Net Expenses	13,225	20,269	(2,252)		31,242
Net Investment Income (Loss)		17,867	26,689	2,252		46,808

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions		126,843	120,496	-		247,339
Foreign currency transactions		(9)	(816)	-		(825)
Change in unrealized appreciation/depreciation of:
Investments		101,079	236,613			337,692
Translation of assets and liabilities in foreign currencies		170	207	-		377
Net Realized and Unrealized Gain (Loss) on Investments and Futures		228,083	356,500	-		584,583
Net Increase (Decrease) in Net Assets Resulting from Operations		$ 245,950	$ 383,189	$ 2,252		$ 631,391

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

1. Description of the Funds
International Growth Fund and Diversified International Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination
On June 14, 2011, the Board of Directors of Principal Funds, Inc., International Growth Fund approved an Agreement and Plan of
Reorganization (the “Reorganization”) whereby, Diversified International Fund will acquire all the assets of International Growth
Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Diversified
International Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2011. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of International Growth Fund and Diversified
International Fund at April 30, 2011. The unaudited pro forma statements of operations reflect the results of operations of
International Growth Fund and Diversified International Fund for the twelve months ended April 30, 2011. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for
International Growth Fund and Diversified International Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Diversified International Fund for pre-combination periods will not be restated.

International Growth Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $49,084. Further, International Growth Fund will also pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Diversified International Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $1,742,112. As of April 30, 2011, the realized gain would be approximately $103,136,000 ($0.81 per share)
on a US GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York
Stock Exchange. The identified cost of the Fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

3. Significant Accounting Policies (Continued)

Diversified International Fund and International Growth Fund held securities denominated in currencies that exceeded 5% of net assets of the fund:

Diversified		International
International Fund		Growth Fund
Euro	21.9%	British Pound	23.0%
British Pound	16.3	Euro	20.1
Japanese Yen	13.0	Japanese Yen	17.1
Canadian Dollar	7.9	Canadian Dollar	12.0
Swiss Franc	6.0	Australian Dollar	8.2
United States Dollar	5.0	Swiss Franc	7.2

4. Operating Polices

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities.
The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

5. Security Valuation

International Growth Fund and Diversified International Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service.
Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value are ordinarily not reflected in the Fund’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the
Fund’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each Fund’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

5. Security Valuation (Continued)

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ÏLevel 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

ÏLevel 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

ÏLevel 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.)
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s
Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule
2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. As of April 30, 2011, there were no significant transfers between Levels 1 and 2, or into/out of Level 3.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

5. Security Valuation (Continued)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Funds’ securities carried at value (amounts shown
in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
Diversified International Fund
Common Stocks
Basic Materials	$ 271,619		$ —	$ —	$ 271,619
Communications		185,047	—	—	185,047
Consumer, Cyclical		232,777	—	—	232,777
Consumer, Non-cyclical		290,616	1,811	—	292,427
Diversified		22,143	—	—	22,143
Energy		230,259	4,203	—	234,462
Financial		471,757	2,416	—	474,173
Industrial		262,334	—	—	262,334
Technology		88,783	—	—	88,783
Utilities		57,861	—	—	57,861
Repurchase Agreements		—	15,679	—	15,679
	Total investments in securities	$ 2,113,196	$ 24,109	$ —	$ 2,137,305

International Growth Fund
Common Stocks*	$ 1,217,725		$ —	$ —	$ 1,217,725
Repurchase Agreements		—	12,222	—	12,222
	Total investments in securities	$1,217,725	$ 12,222	$ —	$ 1,229,947

* For additional detail regarding sector classifications, please see the Schedule of Investments.

6. Capital Shares
The pro forma net asset value per share assumes issuance of shares of Diversified International Fund that would have been issued at
April 30, 2011, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of
International Growth Fund, as of April 30, 2011, divided by the net asset value per share of the Diversified International Fund as of
April 30, 2011. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30,
2011. The expenses of the International Growth Fund were adjusted assuming the fee structure of the Diversified International Fund was in effect for the twelve months ended April 30, 2011.

8. Distributions
No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company”
under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Schedule of Investments

April 30, 2011

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS - 98.70%	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Aerospace & Defense - 0.89%
BAE Systems PLC*	1,613,518	$ 8,837	—	$ —	1,613,518	$ 8,837
Meggitt PLC	—	—	108,184	649	108,184	649
MTU Aero Engines Holding AG	—	—	75,854	5,811	75,854	5,811
Safran SA*	156,228	6,063	228,691	8,874	384,919	14,937
	$ 14,900		$ 15,334			$ 30,234
Agriculture - 1.87%
British American Tobacco PLC*	297,608	12,979	442,345	19,292	739,953	32,271
Bunge Ltd	—	—	39,064	2,947	39,064	2,947
Imperial Tobacco Group PLC*	398,390	14,021	264,525	9,310	662,915	23,331
ITC Ltd	—	—	640,484	2,786	640,484	2,786
Souza Cruz SA	—	—	180,375	2,052	180,375	2,052
	$ 27,000		$ 36,387			$ 63,387
Airlines - 0.06%
Air China Ltd	—	—	1,514,000	1,532	1,514,000	1,532
Chorus Aviation Inc	—	—	91,800	512	91,800	512
	$ —		$ 2,044			$ 2,044
Apparel - 0.84%
Burberry Group PLC*	373,009	8,069	420,708	9,100	793,717	17,169
Christian Dior SA*	51,373	8,244	—	—	51,373	8,244
Far Eastern New Century Corp	—	—	1,557,700	2,448	1,557,700	2,448
Hugo Boss AG	—	—	6,159	614	6,159	614
	$ 16,313		$ 12,162			$ 28,475
Automobile Manufacturers - 4.91%
Bayerische Motoren Werke AG*	96,174	9,047	114,635	10,783	210,809	19,830
Daihatsu Motor Co Ltd*	244,000	3,913	263,000	4,218	507,000	8,131
Daimler AG*	188,775	14,531	236,168	18,179	424,943	32,710
Great Wall Motor Co Ltd	—	—	723,500	1,297	723,500	1,297
Honda Motor Co Ltd	86,200	3,390	294,800	11,594	381,000	14,984
Hyundai Motor Co	—	—	30,592	7,037	30,592	7,037
Kia Motors Corp	—	—	77,441	5,557	77,441	5,557
Mahindra & Mahindra Ltd	—	—	192,409	3,292	192,409	3,292
Nissan Motor Co Ltd	553,300	5,280	972,600	9,281	1,525,900	14,561
Peugeot SA*	87,308	3,965	—	—	87,308	3,965
Tata Motors Ltd	—	—	142,214	3,978	142,214	3,978
Volkswagen AG - Pref Shares*	64,252	12,652	59,473	11,711	123,725	24,363
Volvo AB - B Shares*	733,739	14,402	608,383	11,941	1,342,122	26,343
	$ 67,180		$ 98,868			$ 166,048
Automobile Parts & Equipment - 1.74%
Aisin Seiki Co Ltd*	120,700	4,239	—	—	120,700	4,239
Denso Corp*	165,400	5,518	—	—	165,400	5,518
Faurecia* (a)	120,011	4,950	102,496	4,228	222,507	9,178
Georg Fischer AG (a)	—	—	1,132	739	1,132	739
JTEKT Corp*	195,800	2,530	269,200	3,478	465,000	6,008
Keihin Corp	—	—	11,800	223	11,800	223
Nissin Kogyo Co Ltd	—	—	25,100	422	25,100	422
Pirelli & C SpA	—	—	519,953	5,410	519,953	5,410
Plastic Omnium SA	—	—	4,867	467	4,867	467
Sumitomo Electric Industries Ltd*	662,100	9,150	—	—	662,100	9,150
Unipres Corp	—	—	19,700	419	19,700	419
Valeo SA	92,137	5,868	177,714	11,317	269,851	17,185
	$ 32,255		$ 26,703			$ 58,958
Banks - 10.35%
Aareal Bank AG (a)	—	—	15,647	475	15,647	475
Agricultural Bank of China Ltd (a)	—	—	6,388,000	3,775	6,388,000	3,775
Australia & New Zealand Banking Group Ltd	325,868	8,654	653,098	17,345	978,966	25,999
Banco Bradesco SA	—	—	130,703	2,591	130,703	2,591
Banco do Brasil SA	—	—	245,264	4,506	245,264	4,506
Bangkok Bank PCL	—	—	921,000	5,245	921,000	5,245
Bank Mandiri Tbk PT	—	—	2,227,595	1,860	2,227,595	1,860
Bank of China Ltd	—	—	10,393,800	5,741	10,393,800	5,741
Bank of Yokohama Ltd/The	—	—	1,184,509	5,841	1,184,509	5,841
Barclays PLC	—	—	1,351,243	6,372	1,351,243	6,372
BNP Paribas	—	—	200,337	15,854	200,337	15,854
Canadian Imperial Bank of Commerce/Canada	59,117	5,118	148,200	12,830	207,317	17,948
Canadian Western Bank	—	—	22,400	718	22,400	718
China Construction Bank Corp	—	—	7,984,129	7,546	7,984,129	7,546
Credicorp Ltd	—	—	6,010	580	6,010	580
DBS Group Holdings Ltd	—	—	611,000	7,477	611,000	7,477
DnB NOR ASA	196,560	3,196	726,779	11,816	923,339	15,012
Grupo Financiero Banorte SAB de CV	—	—	327,218	1,634	327,218	1,634
Grupo Financiero Galicia SA ADR(a)	—	—	113,278	1,448	113,278	1,448
Gunma Bank Ltd/The	—	—	99,000	533	99,000	533
Home Capital Group Inc	—	—	11,200	675	11,200	675
HSBC Holdings PLC*	2,598,765	28,450	1,790,743	19,604	4,389,508	48,054

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Banks (continued)
ICICI Bank Ltd ADR	—	$ —	60,105	$ 3,029	60,105	$ 3,029
Industrial and Commercial Bank of China Ltd	—	—	8,615,375	7,288	8,615,375	7,288
Industrial Bank of Korea	—	—	135,020	2,589	135,020	2,589
Itau Unibanco Holding SA	—	—	148,966	3,480	148,966	3,480
Krung Thai Bank PCL (b)	—	—	3,678,291	2,415	3,678,291	2,415
Laurentian Bank of Canada	—	—	10,000	531	10,000	531
Malayan Banking Bhd	—	—	1,499,100	4,429	1,499,100	4,429
Mitsubishi UFJ Financial Group Inc	—	—	2,109,400	10,064	2,109,400	10,064
National Australia Bank Ltd	—	—	437,089	12,974	437,089	12,974
National Bank of Canada	—	—	117,200	9,704	117,200	9,704
Nordea Bank AB*	409,133	4,669	—	—	409,133	4,669
Oversea-Chinese Banking Corp Ltd*	723,000	5,641	—	—	723,000	5,641
Sberbank of Russia	—	—	1,894,354	6,924	1,894,354	6,924
Standard Chartered PLC	180,693	5,007	557,196	15,440	737,889	20,447
Sumitomo Mitsui Financial Group Inc	—	—	301,300	9,268	301,300	9,268
Svenska Handelsbanken AB	—	—	248,701	8,631	248,701	8,631
Swedbank AB	—	—	338,617	6,422	338,617	6,422
Toronto-Dominion Bank/The	—	—	181,100	15,680	181,100	15,680
UBS AG* (a)	527,178	10,537	837,277	16,736	1,364,455	27,273
UniCredit SpA	—	—	3,418,702	8,801	3,418,702	8,801
	$ 71,272		$ 278,871			$ 350,143
Beverages - 1.76%
Anheuser-Busch InBev NV*	264,368	16,857	193,250	12,322	457,618	29,179
Carlsberg A/S	34,323	4,076	95,896	11,389	130,219	15,465
Cia de Bebidas das Americas ADR	—	—	211,308	6,885	211,308	6,885
Diageo PLC*	153,049	3,114	—	—	153,049	3,114
Dydo Drinco Inc	—	—	14,300	555	14,300	555
Fomento Economico Mexicano SAB de CV ADR	—	—	69,138	4,349	69,138	4,349
	$ 24,047		$ 35,500			$ 59,547
Biotechnology - 0.02%
Morphosys AG (a)	—	—	17,640	517	17,640	517

Building Materials - 0.55%
Asahi Glass Co Ltd	—	—	479,000	6,059	479,000	6,059
Central Glass Co Ltd	—	—	74,000	291	74,000	291
China National Building Material Co Ltd	—	—	2,318,152	4,883	2,318,152	4,883
Forbo Holding AG (a)	—	—	981	803	981	803
Krosaki Harima Corp*	635,000	2,591	—	—	635,000	2,591
Sumitomo Osaka Cement Co Ltd	—	—	172,000	464	172,000	464
TOTO Ltd	—	—	441,000	3,431	441,000	3,431
	$ 2,591		$ 15,931			$ 18,522
Chemicals - 4.52%
Agrium Inc*	96,669	8,762	51,800	4,695	148,469	13,457
Arkema SA	—	—	9,878	1,029	9,878	1,029
Asahi Kasei Corp	—	—	828,000	5,655	828,000	5,655
BASF SE	72,874	7,470	257,424	26,389	330,298	33,859
China Petrochemical Development Corp (a)	—	—	869,000	1,082	869,000	1,082
Croda International PLC*	222,488	6,991	25,751	809	248,239	7,800
Daicel Chemical Industries Ltd*	659,000	4,225	—	—	659,000	4,225
Formosa Chemicals & Fibre Corp	—	—	1,441,000	5,812	1,441,000	5,812
Formosa Plastics Corp	—	—	508,000	2,076	508,000	2,076
Incitec Pivot Ltd	—	—	1,302,475	5,368	1,302,475	5,368
Kolon Industries Inc	—	—	7,028	570	7,028	570
Koninklijke DSM NV*	86,352	5,954	—	—	86,352	5,954
KP Chemical Corp	—	—	48,460	1,194	48,460	1,194
Lanxess AG	—	—	82,255	7,534	82,255	7,534
LG Chem Ltd	—	—	9,314	4,606	9,314	4,606
Linde AG	—	—	41,699	7,507	41,699	7,507
Lintec Corp	—	—	17,714	515	17,714	515
Nippon Shokubai Co Ltd	—	—	57,620	748	57,620	748
Potash Corp of Saskatchewan Inc*	308,808	17,445	228,900	12,931	537,708	30,376
Rhodia SA	—	—	134,832	6,286	134,832	6,286
Yara International ASA	—	—	114,831	6,726	114,831	6,726
Zeon Corp	—	—	67,000	601	67,000	601
	$ 50,847		$ 102,133			$ 152,980
Coal - 0.25%
Banpu PCL	—	—	42,850	1,071	42,850	1,071
China Shenhua Energy Co Ltd	—	—	457,500	2,135	457,500	2,135
Exxaro Resources Ltd	—	—	119,931	3,241	119,931	3,241
Indo Tambangraya Megah PT	—	—	200,000	1,093	200,000	1,093
New World Resources NV	—	—	54,620	904	54,620	904
	$ —		$ 8,444			$ 8,444
Commercial Services - 0.17%
Aggreko PLC	—	—	146,350	4,368	146,350	4,368
Ashtead Group PLC	—	—	153,815	519	153,815	519
Cape PLC	—	—	58,890	555	58,890	555
Emeco Holdings Ltd	—	—	348,150	418	348,150	418
	$ —		$ 5,860			$ 5,860

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Computers - 0.62%
Asustek Computer Inc	—	$ —	221,000	$ 1,991	221,000	$ 1,991
CGI Group Inc* (a)	279,392	6,113	—	—	279,392	6,113
Foxconn Technology Co Ltd	—	—	418,000	1,999	418,000	1,999
Infosys Technologies Ltd ADR	—	—	40,592	2,646	40,592	2,646
Lenovo Group Ltd	—	—	4,898,000	2,851	4,898,000	2,851
Melco Holdings Inc	—	—	14,700	468	14,700	468
Obic Co Ltd	—	—	2,510	466	2,510	466
Tata Consultancy Services Ltd	—	—	173,048	4,562	173,048	4,562
	$ 6,113		$ 14,983			$ 21,096
Consumer Products - 0.43%
Henkel AG & Co KGaA - Pref Shares*	126,956	8,646	78,579	5,351	205,535	13,997
Societe BIC SA	—	—	6,551	637	6,551	637
	$ 8,646		$ 5,988			$ 14,634
Distribution & Wholesale - 1.24%
DCC PLC	—	—	19,001	633	19,001	633
D'ieteren SA/NV	—	—	9,169	666	9,169	666
Inchcape PLC (a)	—	—	95,410	581	95,410	581
ITOCHU Corp*	676,000	6,992	—	—	676,000	6,992
Mitsubishi Corp	—	—	449,589	12,077	449,589	12,077
Mitsui & Co Ltd*	206,800	3,651	—	—	206,800	3,651
Ship Healthcare Holdings Inc	—	—	43,800	565	43,800	565
Sumitomo Corp	—	—	790,831	10,793	790,831	10,793
Wolseley PLC*	165,864	6,006	—	—	165,864	6,006
	$ 16,649		$ 25,315			$ 41,964
Diversified Financial Services - 1.85%
African Bank Investments Ltd	—	—	224,005	1,307	224,005	1,307
Azimut Holding SpA	—	—	52,024	665	52,024	665
Challenger Ltd/AU*	1,024,138	5,411	110,094	582	1,134,232	5,993
Chinatrust Financial Holding Co Ltd	—	—	1,377,000	1,262	1,377,000	1,262
Close Brothers Group PLC	—	—	41,941	568	41,941	568
Credit Saison Co Ltd*	228,600	3,813	—	—	228,600	3,813
GAM Holding AG (a)	169,484	3,341	322,081	6,348	491,565	9,689
Hana Financial Group Inc	—	—	54,080	2,291	54,080	2,291
IG Group Holdings PLC	—	—	58,866	459	58,866	459
IGM Financial Inc	—	—	81,586	4,197	81,586	4,197
Intermediate Capital Group PLC	—	—	588,733	3,245	588,733	3,245
International Personal Finance PLC	—	—	88,124	541	88,124	541
KB Financial Group Inc	—	—	64,582	3,465	64,582	3,465
Mega Financial Holding Co Ltd	—	—	5,632,000	4,916	5,632,000	4,916
ORIX Corp	38,380	3,742	123,690	12,062	162,070	15,804
Provident Financial PLC	—	—	49,395	832	49,395	832
Tullett Prebon PLC	—	—	72,241	507	72,241	507
Woori Finance Holdings Co Ltd	—	—	126,510	1,724	126,510	1,724
Yuanta Financial Holding Co Ltd	—	—	1,687,000	1,172	1,687,000	1,172
	$ 16,307		$ 46,143			$ 62,450
Electric - 1.00%
Atco Ltd	—	—	10,700	659	10,700	659
CLP Holdings Ltd*	886,500	7,294	804,000	6,615	1,690,500	13,909
Enel SpA	—	—	1,672,817	11,928	1,672,817	11,928
Enersis SA ADR	—	—	55,222	1,179	55,222	1,179
Federal Hydrogenerating Co JSC ADR(a)	—	—	890	5	890	5
International Power PLC	—	—	864,827	4,776	864,827	4,776
PGE SA	—	—	137,821	1,243	137,821	1,243
	$ 7,294		$ 26,405			$ 33,699
Electrical Components & Equipment - 2.39%
Bekaert SA*	55,326	6,923	45,059	5,639	100,385	12,562
Hitachi Ltd	1,581,000	8,537	2,824,739	15,253	4,405,739	23,790
LG Electronics Inc	—	—	17,648	1,696	17,648	1,696
Mitsubishi Electric Corp*	856,000	9,403	1,191,000	13,082	2,047,000	22,485
Schneider Electric SA*	57,910	10,233	57,582	10,175	115,492	20,408
	$ 35,096		$ 45,845			$ 80,941
Electronics - 2.40%
AAC Acoustic Technologies Holdings Inc	—	—	154,000	402	154,000	402
Alps Electric Co Ltd	269,900	2,655	655,800	6,452	925,700	9,107
Anritsu Corp*	393,000	3,111	371,000	2,936	764,000	6,047
Electrocomponents PLC	—	—	140,748	654	140,748	654
Fujitsu General Ltd	—	—	84,000	447	84,000	447
Hamamatsu Photonics KK	—	—	92,000	3,601	92,000	3,601
Hon Hai Precision Industry Co Ltd	—	—	874,674	3,314	874,674	3,314
Keyence Corp	—	—	26,500	6,913	26,500	6,913
Kyocera Corp*	96,400	10,565	57,800	6,335	154,200	16,900
Murata Manufacturing Co Ltd	40,400	2,914	100,900	7,277	141,300	10,191
Omron Corp	—	—	260,700	7,125	260,700	7,125
Renishaw PLC	—	—	20,331	600	20,331	600
Rexel SA	—	—	22,851	626	22,851	626
Toshiba Corp*	1,450,000	7,633	1,119,000	5,891	2,569,000	13,524
Toyo Corp/Chuo-ku	—	—	46,700	471	46,700	471
Tripod Technology Corp	—	—	204,000	965	204,000	965

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Electronics (continued)
Unimicron Technology Corp	—	$ —	97,000	$ 160	97,000	$ 160
	$ 26,878		$ 54,169			$ 81,047
Energy - Alternate Sources - 0.03%
GCL-Poly Energy Holdings Ltd	—	—	1,458,000	1,042	1,458,000	1,042

Engineering & Construction - 1.11%
ABB Ltd* (a)	293,472	8,102	—	—	293,472	8,102
Bilfinger Berger SE	—	—	38,842	3,749	38,842	3,749
Carillion PLC*	764,818	5,003	—	—	764,818	5,003
China Communications Construction Co Ltd	—	—	1,267,000	1,170	1,267,000	1,170
Daelim Industrial Co Ltd	—	—	31,823	3,593	31,823	3,593
Monadelphous Group Ltd	—	—	21,859	460	21,859	460
NCC AB*	96,206	2,571	31,398	839	127,604	3,410
Nippo Corp	—	—	69,000	550	69,000	550
NRW Holdings Ltd	—	—	144,959	429	144,959	429
SembCorp Industries Ltd*	1,348,000	5,947	1,056,000	4,659	2,404,000	10,606
Taihei Dengyo Kaisha Ltd	—	—	36,000	324	36,000	324
	$ 21,623		$ 15,773			$ 37,396
Environmental Control - 0.02%
Derichebourg SA (a)	—	—	65,659	622	65,659	622

Food - 5.71%
Aryzta AG*	85,768	4,779	9,993	557	95,761	5,336
BRF - Brasil Foods SA	—	—	67,941	1,378	67,941	1,378
Cermaq ASA	—	—	41,252	849	41,252	849
Charoen Pokphand Foods PCL (b)	—	—	1,832,500	1,811	1,832,500	1,811
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	—	—	46,316	2,105	46,316	2,105
Danisco A/S	—	—	73,896	9,804	73,896	9,804
Jeronimo Martins SGPS SA*	383,861	6,300	454,363	7,457	838,224	13,757
Kesko OYJ*	46,084	2,392	78,381	4,069	124,465	6,461
Marine Harvest ASA	3,679,894	4,861	6,585,909	8,699	10,265,803	13,560
Maruha Nichiro Holdings Inc	—	—	239,000	353	239,000	353
Metro AG*	102,011	7,494	134,630	9,891	236,641	17,385
Nestle SA*	527,515	32,749	469,595	29,153	997,110	61,902
Nutreco NV	41,550	3,234	73,288	5,704	114,838	8,938
Saputo Inc*	92,193	4,389	—	—	92,193	4,389
Suedzucker AG*	213,554	6,565	240,160	7,383	453,714	13,948
Tesco PLC*	659,990	4,449	—	—	659,990	4,449
Unilever NV*	97,838	3,220	—	—	97,838	3,220
Unilever PLC*	238,284	7,729	—	—	238,284	7,729
Viscofan SA	—	—	16,870	744	16,870	744
WM Morrison Supermarkets PLC*	1,711,138	8,426	1,332,593	6,562	3,043,731	14,988
	$ 96,587		$ 96,519			$ 193,106
Forest Products & Paper - 0.46%
Billerud AB	—	—	47,631	579	47,631	579
Hokuetsu Kishu Paper Co Ltd	—	—	71,500	398	71,500	398
Suzano Papel e Celulose SA	—	—	137,375	1,352	137,375	1,352
Svenska Cellulosa AB	—	—	403,948	6,191	403,948	6,191
UPM-Kymmene OYJ*	337,258	6,913	—	—	337,258	6,913
	$ 6,913		$ 8,520			$ 15,433
Gas - 0.82%
Centrica PLC*	2,323,889	12,456	1,780,586	9,544	4,104,475	22,000
Keyera Corp	—	—	17,700	734	17,700	734
Osaka Gas Co Ltd	—	—	1,394,000	5,121	1,394,000	5,121
	$ 12,456		$ 15,399			$ 27,855
Hand & Machine Tools - 0.28%
Finning International Inc*	158,700	4,655	166,000	4,869	324,700	9,524

Healthcare - Products - 0.75%
Coloplast A/S*	31,347	4,607	42,959	6,314	74,306	10,921
DiaSorin SpA*	87,359	4,217	13,540	653	100,899	4,870
Draegerwerk AG & Co KGaA	—	—	6,230	653	6,230	653
Elekta AB*	88,828	4,048	93,745	4,273	182,573	8,321
Paramount Bed Co Ltd	—	—	17,100	462	17,100	462
	$ 12,872		$ 12,355			$ 25,227
Healthcare - Services - 0.17%
Ramsay Health Care Ltd*	246,341	4,885	37,470	743	283,811	5,628

Holding Companies - Diversified - 0.78%
GS Holdings	—	—	22,669	1,893	22,669	1,893
Haci Omer Sabanci Holding AS ADR(a)	—	—	3	—	3	—
Imperial Holdings Ltd	—	—	217,698	3,913	217,698	3,913
KOC Holding AS	—	—	601,999	3,237	601,999	3,237
LG Corp	—	—	35,361	3,250	35,361	3,250
Swire Pacific Ltd	282,040	4,307	645,000	9,850	927,040	14,157
	$ 4,307		$ 22,143			$ 26,450
Home Builders - 0.01%
Persimmon PLC	—	—	53,862	435	53,862	435

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Home Furnishings - 0.13%
Alpine Electronics Inc	—	$ —	27,200	$ 340	27,200	$ 340
Indesit Co SpA	—	—	42,314	557	42,314	557
SEB SA	—	—	5,978	657	5,978	657
Sony Corp*	99,400	2,769	—	—	99,400	2,769
	$ 2,769		$ 1,554			$ 4,323
Insurance - 2.85%
Aegon NV (a)	—	—	722,771	5,739	722,771	5,739
Allianz SE	—	—	92,065	14,495	92,065	14,495
Amlin PLC	—	—	95,982	670	95,982	670
China Life Insurance Co Ltd	—	—	248,000	881	248,000	881
Helvetia Holding AG (a)	—	—	1,618	759	1,618	759
Lancashire Holdings Ltd	—	—	65,237	703	65,237	703
Legal & General Group PLC*	2,160,863	4,432	3,172,898	6,508	5,333,761	10,940
Ping An Insurance Group Co	—	—	492,500	5,356	492,500	5,356
Powszechny Zaklad Ubezpieczen SA	—	—	6,745	948	6,745	948
Prudential PLC	343,627	4,437	1,072,533	13,848	1,416,160	18,285
Sampo OYJ	223,405	7,518	391,106	13,162	614,511	20,680
Sanlam Ltd	—	—	813,645	3,490	813,645	3,490
Zurich Financial Services (a)	—	—	47,941	13,468	47,941	13,468
	$ 16,387		$ 80,027			$ 96,414
Internet - 0.23%
Atea ASA	—	—	43,542	481	43,542	481
Dena Co Ltd*	78,100	2,912	—	—	78,100	2,912
Gree Inc*	221,600	4,508	—	—	221,600	4,508
	$ 7,420		$ 481			$ 7,901
Investment Companies - 0.91%
ABG Sundal Collier Holding ASA	—	—	289,448	370	289,448	370
Delek Group Ltd	—	—	11,114	2,953	11,114	2,953
Infrastructure Development Finance Co Ltd	—	—	165,606	544	165,606	544
Investor AB*	402,895	10,035	313,881	7,818	716,776	17,853
Resolution Ltd*	984,122	4,976	813,159	4,111	1,797,281	9,087
	$ 15,011		$ 15,796			$ 30,807
Iron & Steel - 0.69%
Cia Siderurgica Nacional SA ADR	—	—	121,255	1,932	121,255	1,932
Ferrexpo PLC	—	—	86,500	721	86,500	721
Fortescue Metals Group Ltd*	680,666	4,588	—	—	680,666	4,588
Hyundai Steel Co	—	—	28,458	3,612	28,458	3,612
Kobe Steel Ltd*	1,208,000	2,964	—	—	1,208,000	2,964
Labrador Iron Ore Royalty Corp	—	—	6,700	527	6,700	527
Mount Gibson Iron Ltd* (a)	1,813,910	3,738	260,094	536	2,074,004	4,274
POSCO ADR	—	—	27,919	3,079	27,919	3,079
Severstal OAO	—	—	66,904	1,204	66,904	1,204
Xingda International Holdings Ltd	—	—	425,000	490	425,000	490
	$ 11,290		$ 12,101			$ 23,391
Leisure Products & Services - 0.44%
Round One Corp*	654,200	3,952	—	—	654,200	3,952
Sega Sammy Holdings Inc*	353,100	6,094	285,800	4,933	638,900	11,027
	$ 10,046		$ 4,933			$ 14,979
Lodging - 0.62%
Shangri-La Asia Ltd	—	—	1,464,666	4,083	1,464,666	4,083
SJM Holdings Ltd*	3,236,000	6,975	2,170,000	4,677	5,406,000	11,652
Wynn Macau Ltd*	1,433,079	5,102	—	—	1,433,079	5,102
	$ 12,077		$ 8,760			$ 20,837
Machinery - Construction & Mining - 0.64%
Atlas Copco AB - A Shares*	373,984	10,980	316,610	9,296	690,594	20,276
Danieli & C Officine Meccaniche SpA	—	—	19,318	615	19,318	615
Wajax Corp	—	—	14,000	603	14,000	603
	$ 10,980		$ 10,514			$ 21,494
Machinery - Diversified - 1.41%
Daifuku Co Ltd	—	—	75,000	505	75,000	505
IHI Corp*	1,555,000	3,911	—	—	1,555,000	3,911
Kawasaki Heavy Industries Ltd*	960,000	3,941	—	—	960,000	3,941
Komori Corp	—	—	48,228	456	48,228	456
Kone OYJ	—	—	120,686	7,560	120,686	7,560
MAN SE*	71,694	9,992	52,473	7,313	124,167	17,305
Metso OYJ	—	—	121,241	7,434	121,241	7,434
Pfeiffer Vacuum Technology AG	—	—	3,050	420	3,050	420
Weir Group PLC/The	—	—	196,655	6,320	196,655	6,320
	$ 17,844		$ 30,008			$ 47,852
Media - 0.88%
Grupo Televisa SA ADR(a)	—	—	153,138	3,632	153,138	3,632
ITV PLC (a)	2,797,972	3,554	5,197,668	6,603	7,995,640	10,157
Metropole Television SA	—	—	18,627	495	18,627	495
ProSiebenSat.1 Media AG	—	—	333,811	9,572	333,811	9,572
WPP PLC	—	—	451,746	5,897	451,746	5,897
	$ 3,554		$ 26,199			$ 29,753
Metal Fabrication & Hardware - 0.23%
Catcher Technology Co Ltd	—	—	204,000	1,282	204,000	1,282

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Metal Fabrication & Hardware (continued)
Hoganas AB	—	$ —	13,867	$ 576	13,867	$ 576
JFE Shoji Holdings Inc	—	—	68,000	298	68,000	298
Johnson Matthey PLC	—	—	169,704	5,678	169,704	5,678
	$ —		$ 7,834			$ 7,834
Mining - 9.09%
Alacer Gold Corp (a)	—	—	74,272	775	74,272	775
Anglo American PLC	129,502	6,750	327,610	17,076	457,112	23,826
AngloGold Ashanti Ltd	—	—	52,725	2,673	52,725	2,673
Antofagasta PLC	—	—	51,100	1,167	51,100	1,167
Barrick Gold Corp*	200,300	10,229	205,200	10,480	405,500	20,709
BHP Billiton Ltd*	783,736	39,370	519,962	26,120	1,303,698	65,490
BHP Billiton PLC*	390,586	16,470	—	—	390,586	16,470
Centerra Gold Inc	—	—	257,100	4,782	257,100	4,782
Cia de Minas Buenaventura SA ADR	—	—	45,156	1,882	45,156	1,882
Goldcorp Inc*	199,391	11,146	—	—	199,391	11,146
Grupo Mexico SAB de CV	—	—	535,607	1,855	535,607	1,855
Hindalco Industries Ltd	—	—	609,738	2,979	609,738	2,979
IAMGOLD Corp	—	—	323,897	6,734	323,897	6,734
Iluka Resources Ltd*	523,142	7,173	80,112	1,098	603,254	8,271
Inmet Mining Corp*	43,261	3,036	—	—	43,261	3,036
KGHM Polska Miedz SA	—	—	79,166	5,824	79,166	5,824
Medusa Mining Ltd	—	—	81,200	715	81,200	715
MMC Norilsk Nickel OJSC ADR	—	—	92,540	2,577	92,540	2,577
Orica Ltd	—	—	209,660	6,108	209,660	6,108
Pan Australian Resources Ltd (a)	—	—	701,282	592	701,282	592
Rio Tinto Ltd*	176,268	15,884	298,169	26,868	474,437	42,752
Rio Tinto PLC*	278,718	20,298	—	—	278,718	20,298
SEMAFO Inc (a)	—	—	53,600	455	53,600	455
Silver Wheaton Corp*	116,627	4,746	—	—	116,627	4,746
Teck Resources Ltd	—	—	172,200	9,360	172,200	9,360
Umicore SA	—	—	112,360	6,445	112,360	6,445
Vale SA - Pref Shares	—	—	419,629	12,299	419,629	12,299
Xstrata PLC*	699,696	17,782	—	—	699,696	17,782
Yamana Gold Inc*	449,824	5,734	—	—	449,824	5,734
	$ 158,618		$ 148,864			$ 307,482
Miscellaneous Manufacturing - 2.29%
Aalberts Industries NV	—	—	29,255	740	29,255	740
Amano Corp	—	—	42,300	390	42,300	390
IMI PLC*	259,153	4,727	378,237	6,899	637,390	11,626
Largan Precision Co Ltd	—	—	55,000	1,746	55,000	1,746
Melrose PLC	—	—	123,800	732	123,800	732
Neo Material Technologies Inc (a)	—	—	82,800	857	82,800	857
Senior PLC	—	—	160,226	409	160,226	409
Siemens AG*	143,485	20,893	193,267	28,142	336,752	49,035
Wartsila OYJ*	163,570	6,430	143,806	5,653	307,376	12,083
	$ 32,050		$ 45,568			$ 77,618
Office & Business Equipment - 0.85%
Canon Inc*	310,800	14,560	303,300	14,209	614,100	28,769

Oil & Gas - 8.49%
Aurora Oil and Gas Ltd (a)	—	—	135,985	395	135,985	395
Baytex Energy Corp	—	—	16,200	1,000	16,200	1,000
BG Group PLC*	941,604	24,119	902,335	23,113	1,843,939	47,232
BowLeven PLC (a)	—	—	89,274	438	89,274	438
BP PLC	—	—	599,421	4,631	599,421	4,631
Caltex Australia Ltd	—	—	217,597	3,384	217,597	3,384
Canadian Natural Resources Ltd	57,978	2,727	242,900	11,427	300,878	14,154
China Petroleum & Chemical Corp	—	—	3,110,000	3,132	3,110,000	3,132
CNOOC Ltd	—	—	1,380,000	3,405	1,380,000	3,405
Enerplus Corp*	102,893	3,331	—	—	102,893	3,331
Gazprom OAO ADR	—	—	40,500	683	40,500	683
Gazprom OAO ADR	—	—	779,892	13,305	779,892	13,305
Idemitsu Kosan Co Ltd*	25,200	2,948	35,600	4,165	60,800	7,113
Lukoil OAO ADR	—	—	106,111	7,396	106,111	7,396
Lundin Petroleum AB (a)	—	—	52,341	796	52,341	796
MOL Hungarian Oil and Gas PLC (a)	—	—	14,554	2,033	14,554	2,033
Pacific Rubiales Energy Corp*	216,665	6,584	247,405	7,518	464,070	14,102
PetroChina Co Ltd	—	—	4,265,494	6,129	4,265,494	6,129
Petroleo Brasileiro SA ADR	—	—	329,056	12,284	329,056	12,284
Petrominerales Ltd	—	—	17,215	659	17,215	659
Polski Koncern Naftowy Orlen S.A. (a)	—	—	149,972	3,124	149,972	3,124
Repsol YPF SA*	249,905	8,924	381,209	13,613	631,114	22,537
Royal Dutch Shell PLC - A Shares	—	—	22,359	867	22,359	867
Royal Dutch Shell PLC - B Shares	—	—	740,744	28,792	740,744	28,792
Sasol Ltd	—	—	83,401	4,815	83,401	4,815
Seadrill Ltd*	183,123	6,489	273,324	9,685	456,447	16,174
SK Holdings Co Ltd	—	—	18,158	3,253	18,158	3,253
Statoil ASA*	291,787	8,537	311,428	9,111	603,215	17,648
Suncor Energy Inc*	136,924	6,311	—	—	136,924	6,311

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Oil & Gas (continued)
Surgutneftegas OJSC ADR	—	$ —	90,461	$ 953	90,461	$ 953
Thai Oil Public Co Ltd (b)	—	—	1,484,900	4,203	1,484,900	4,203
Total SA	91,664	5,868	419,700	26,867	511,364	32,735
Twin Butte Energy Ltd (a)	—	—	116,026	351	116,026	351
	$ 75,838		$ 211,527			$ 287,365
Oil & Gas Services - 0.68%
Amec PLC*	209,470	4,199	—	—	209,470	4,199
Calfrac Well Services Ltd	—	—	17,000	601	17,000	601
Canyon Services Group Inc	—	—	51,800	797	51,800	797
Saipem SpA	—	—	127,154	7,219	127,154	7,219
Technip SA	—	—	42,834	4,832	42,834	4,832
Trican Well Service Ltd*	211,020	5,201	—	—	211,020	5,201
	$ 9,400		$ 13,449			$ 22,849
Pharmaceuticals - 4.59%
AstraZeneca PLC	65,040	3,248	232,636	11,619	297,676	14,867
Dainippon Sumitomo Pharma Co Ltd*	459,500	4,385	—	—	459,500	4,385
GlaxoSmithKline PLC	—	—	164,833	3,594	164,833	3,594
KYORIN Holdings Inc	—	—	33,000	588	33,000	588
Novartis AG	—	—	355,344	21,095	355,344	21,095
Novo Nordisk A/S*	125,579	15,875	150,601	19,038	276,180	34,913
Roche Holding AG*	71,230	11,553	102,712	16,659	173,942	28,212
Shire PLC*	271,972	8,404	425,653	13,153	697,625	21,557
Takeda Pharmaceutical Co Ltd*	153,000	7,394	143,300	6,925	296,300	14,319
Teva Pharmaceutical Industries Ltd ADR	—	—	128,724	5,887	128,724	5,887
Valeant Pharmaceuticals International Inc*	109,833	5,793	—	—	109,833	5,793
	$ 56,652		$ 98,558			$ 155,210
Real Estate - 1.83%
Arnest One Corp	—	—	30,970	285	30,970	285
Brookfield Asset Management Inc*	335,485	11,297	402,838	13,565	738,323	24,862
Daito Trust Construction Co Ltd*	86,900	6,910	105,000	8,349	191,900	15,259
FKP Property Group	—	—	601,912	515	601,912	515
Fraser and Neave Ltd*	451,000	2,310	—	—	451,000	2,310
Gazit-Globe Ltd	—	—	43,505	593	43,505	593
Great Eagle Holdings Ltd	—	—	184,000	654	184,000	654
IMMOFINANZ AG (a)	—	—	809,454	3,848	809,454	3,848
Mitsui Fudosan Co Ltd	—	—	276,000	4,713	276,000	4,713
New World Development Ltd*	1,672,000	2,932	2,150,000	3,770	3,822,000	6,702
Shimao Property Holdings Ltd	—	—	901,500	1,226	901,500	1,226
Singapore Land Ltd	—	—	74,000	433	74,000	433
Wihlborgs Fastigheter AB	—	—	16,773	505	16,773	505
	$ 23,449		$ 38,456			$ 61,905
REITS - 0.53%
BLife Investment Corp	—	—	52	384	52	384
CapitaMall Trust	—	—	2,357,000	3,639	2,357,000	3,639
Dundee Real Estate Investment Trust	—	—	17,100	597	17,100	597
ICADE	—	—	29,501	3,785	29,501	3,785
Investa Office Fund	—	—	779,498	538	779,498	538
Kenedix Realty Investment Corp	—	—	145	616	145	616
RioCan Real Estate Investment Trust*	116,200	3,113	198,600	5,321	314,800	8,434
	$ 3,113		$ 14,880			$ 17,993
Retail - 3.24%
Amplifon SpA	—	—	103,031	633	103,031	633
Arcos Dorados Holdings Inc (a)	—	—	87,922	1,937	87,922	1,937
Cie Financiere Richemont SA*	181,664	11,740	196,756	12,715	378,420	24,455
Dufry Group (a)	—	—	4,334	567	4,334	567
FamilyMart Co Ltd*	162,100	5,843	—	—	162,100	5,843
Hyundai Department Store Co Ltd	—	—	8,453	1,238	8,453	1,238
Kingfisher PLC*	1,335,921	6,125	—	—	1,335,921	6,125
K's Holdings Corp	—	—	17,880	554	17,880	554
Lojas Renner SA	—	—	61,000	2,260	61,000	2,260
Pal Co Ltd	—	—	13,800	430	13,800	430
Shoppers Drug Mart Corp*	242,106	10,543	179,900	7,834	422,006	18,377
Swatch Group AG/The - BR*	11,662	5,737	19,883	9,781	31,545	15,518
UNY Co Ltd*	661,200	5,763	46,600	406	707,800	6,169
Wesfarmers Ltd*	331,885	12,114	—	—	331,885	12,114
WH Smith PLC	—	—	68,783	540	68,783	540
Whitbread PLC*	140,023	3,929	188,094	5,278	328,117	9,207
Woolworths Holdings Ltd/South Africa	—	—	784,903	3,581	784,903	3,581
	$ 61,794		$ 47,754			$ 109,548
Semiconductors - 2.12%
Aixtron SE NA*	81,997	3,498	16,940	723	98,937	4,221
ARM Holdings PLC*	1,080,455	11,198	778,725	8,071	1,859,180	19,269
ASM International NV (a)	—	—	118,486	5,146	118,486	5,146
Elpida Memory Inc* (a)	229,900	3,407	389,400	5,770	619,300	9,177
Hynix Semiconductor Inc	—	—	40,360	1,273	40,360	1,273
Powertech Technology Inc	—	—	436,000	1,583	436,000	1,583
Samsung Electronics Co Ltd	—	—	15,395	12,829	15,395	12,829
Sanken Electric Co Ltd	—	—	60,000	319	60,000	319
STMicroelectronics NV*	366,470	4,328	572,223	6,757	938,693	11,085

			Diversified	Diversified
	International	International	International	International	Combined	Combined
	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Semiconductors (continued)
Taiwan Semiconductor Manufacturing Co Ltd	—	$ —	2,705,605	$ 6,916	2,705,605	$ 6,916
	$ 22,431		$ 49,387			$ 71,818
Shipbuilding - 0.05%
Hyundai Heavy Industries Co Ltd	—	—	3,324	1,659	3,324	1,659

Software - 0.60%
SAP AG*	157,595	10,153	158,387	10,204	315,982	20,357

Storage & Warehousing - 0.01%
Mitsui-Soko Co Ltd	—	—	118,000	435	118,000	435

Telecommunications - 5.25%
ADVA AG Optical Networking (a)	—	—	62,007	481	62,007	481
Alcatel-Lucent/France (a)	—	—	1,408,885	9,084	1,408,885	9,084
America Movil SAB de CV ADR	—	—	88,077	5,038	88,077	5,038
Axiata Group Bhd (a)	—	—	1,297,600	2,147	1,297,600	2,147
BT Group PLC	1,173,960	3,840	3,831,515	12,531	5,005,475	16,371
China Mobile Ltd	—	—	701,639	6,451	701,639	6,451
China Telecom Corp Ltd	—	—	3,914,000	2,258	3,914,000	2,258
Chunghwa Telecom Co Ltd (a)	—	—	1,016,000	3,232	1,016,000	3,232
HTC Corp	—	—	30,000	1,362	30,000	1,362
Hutchison Telecommunications Hong Kong Holdings Ltd	—	—	1,186,000	374	1,186,000	374
KDDI Corp*	965	6,400	—	—	965	6,400
Koninklijke KPN NV*	573,178	9,097	—	—	573,178	9,097
Manitoba Telecom Services Inc	—	—	128,200	4,085	128,200	4,085
NTT DoCoMo Inc	—	—	8,949	16,471	8,949	16,471
QSC AG (a)	—	—	100,177	378	100,177	378
Sistema JSFC	—	—	106,736	3,009	106,736	3,009
Softbank Corp	—	—	285,800	11,944	285,800	11,944
Taiwan Mobile Co Ltd	—	—	705,000	1,819	705,000	1,819
Tele2 AB	—	—	312,060	7,834	312,060	7,834
Telefonica SA	—	—	744,517	20,015	744,517	20,015
Telenet Group Holding NV (a)	—	—	103,644	5,153	103,644	5,153
Telenor ASA	—	—	480,302	8,299	480,302	8,299
Tim Participacoes SA ADR	—	—	46,360	2,187	46,360	2,187
Vivo Participacoes SA	—	—	45,400	1,842	45,400	1,842
Vodacom Group Ltd	—	—	305,149	3,732	305,149	3,732
Vodafone Group PLC	—	—	9,992,199	28,642	9,992,199	28,642
	$ 19,337		$ 158,368			$ 177,705
Textiles - 0.04%
Cia Hering	—	—	65,800	1,424	65,800	1,424

Toys, Games & Hobbies - 0.16%
Namco Bandai Holdings Inc*	267,600	2,943	217,300	2,390	484,900	5,333

Transportation - 1.27%
Canadian National Railway Co*	151,077	11,719	162,900	12,636	313,977	24,355
Construcciones y Auxiliar de Ferrocarriles SA	—	—	945	576	945	576
Nippon Yusen KK*	911,000	3,347	—	—	911,000	3,347
Orient Overseas International Ltd*	197,500	1,508	—	—	197,500	1,508
Songa Offshore SE (a)	—	—	74,579	456	74,579	456
Stagecoach Group PLC	—	—	130,989	540	130,989	540
Tokyu Corp*	1,176,000	4,842	—	—	1,176,000	4,842
West Japan Railway Co*	2,012	7,280	—	—	2,012	7,280
	$ 28,696		$ 14,208			$ 42,904
Water - 0.58%
Pennon Group PLC*	329,268	3,627	457,264	5,037	786,532	8,664
Severn Trent PLC	—	—	156,812	3,932	156,812	3,932
United Utilities Group PLC	—	—	671,946	7,088	671,946	7,088
	$ 3,627		$ 16,057			$ 19,684
TOTAL COMMON STOCKS	$ 1,217,725		$ 2,121,626			$ 3,339,351

	International		Diversified	Diversified	Combined
	Growth Fund	International	International	International	Portfolio	Combined
	Maturity	Growth Fund	Fund Maturity	Fund Value	Maturity	Portfolio Value
REPURCHASE AGREEMENTS - 0.83%	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks - 0.83%
Investment in Joint Trading Account; Credit Suisse Repurchase	$ 2,469	$ 2,469	$ 3,168	$ 3,168	$ 5,637	$ 5,637
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
US Treasury Strips; $5,749,408; 0.00%; dated 08/15/14 - 08/15/37)

Investment in Joint Trading Account; Deutsche Bank Repurchase	3,665	3,665	4,702	4,702	8,367	8,367
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $8,534,277; 0.00% - 4.38%; dated 09/15/12 -
10/15/29)

Investment in Joint Trading Account; JP Morgan Repurchase	1,350	1,350	1,732	1,732	3,082	3,082
Agreement; 0.02% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $3,144,208; 0.00% - 9.80%; dated 06/15/11 -
09/26/19)

	International		Diversified	Diversified	Combined
	Growth Fund	International	International	International	Portfolio	Combined
	Maturity	Growth Fund	Fund Maturity	Fund Value	Maturity	Portfolio Value
REPURCHASE AGREEMENTS (continued)	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks (continued)
Investment in Joint Trading Account; Merrill Lynch Repurchase	$ 3,387	$ 3,387	$ 4,345	$ 4,345	$ 7,732	$ 7,732
Agreement; 0.03% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $7,886,463; 0.00% - 8.13%; dated 05/11/11 -
09/15/39)

Investment in Joint Trading Account; Morgan Stanley Repurchase	1,350	1,351	1,732	1,732	3,082	3,083
Agreement; 0.02% dated 04/29/11 maturing 05/02/11 (collateralized by
Sovereign Agency Issues; $3,144,208; 1.11% - 2.38%; dated 06/22/12 -
07/28/15)
	$ 12,222			$ 15,679		$ 27,901
TOTAL REPURCHASE AGREEMENTS	$ 12,222			$ 15,679		$ 27,901
Total Investments	$ 1,229,947			$ 2,137,305		$ 3,367,252
		5,161		10,874		16,035
Other Assets in Excess of Liabilities, Net - 0.47%
(49)
Pro Forma Adjustment
TOTAL NET ASSETS - 100.00%	$ 1,235,108			$ 2,148,179		$ 3,383,238

(a) Non-Income Producing Security
(b)					Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,429 or 0.25% of net assets
*	The security or a portion of the security will be disposed of in order to meet the investment objective of the Acquiring Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:
	International	Diversified
	Growth Fund	International Fund	Combined Portfolio
Unrealized Appreciation	$ 196,215	$ 409,408	$ 605,623
Unrealized Depreciation	(6,784)	(19,818)	(26,602)
Net Unrealized Appreciation (Depreciation)	$ 189,431	$ 389,590	$ 579,021
Cost for federal income tax purposes	$ 1,040,516	$ 1,747,715	$ 2,788,231
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
	International	Diversified
Sector/Country	Growth Fund	International Fund	Combined Portfolio
United Kingdom	19.96%	13.79%	16.05%
Japan	17.06%	12.96%	14.49%
Canada	11.96%	7.84%	9.35%
Germany	8.98%	8.76%	8.84%
Switzerland	9.45%	6.38%	7.49%
Australia	8.25%	4.89%	6.12%
France	3.67%	4.91%	4.46%
Sweden	3.79%	3.07%	3.32%
Denmark	1.99%	2.18%	2.10%
Netherlands	1.74%	2.24%	2.05%
Korea, Republic Of	0.00%	3.11%	1.96%
Hong Kong	1.87%	1.92%	1.89%
Norway	1.34%	2.15%	1.86%
Finland	1.88%	1.76%	1.81%
Brazil	0.00%	2.71%	1.73%
China	0.00%	2.59%	1.63%
Belgium	1.93%	1.40%	1.60%
Taiwan, Province Of China	0.00%	2.10%	1.33%
Spain	0.72%	1.62%	1.30%
Italy	0.34%	1.71%	1.20%
Russian Federation	0.00%	1.67%	1.07%
United States	0.99%	1.04%	1.02%
Singapore	1.13%	0.76%	0.89%
Ireland	0.68%	0.91%	0.83%
South Africa	0.00%	1.23%	0.79%
India	0.00%	1.11%	0.70%
Bermuda	0.53%	0.48%	0.50%
Mexico	0.00%	0.77%	0.49%
Thailand	0.00%	0.68%	0.44%
Portugal	0.51%	0.35%	0.41%
Poland	0.00%	0.52%	0.33%
Israel	0.00%	0.44%	0.28%
Guernsey	0.40%	0.19%	0.27%
Malaysia	0.00%	0.31%	0.19%
Macao	0.41%	0.00%	0.15%
Austria	0.00%	0.18%	0.11%
Argentina	0.00%	0.16%	0.10%
Turkey	0.00%	0.15%	0.10%
Indonesia	0.00%	0.14%	0.09%
Peru	0.00%	0.12%	0.07%
Hungary	0.00%	0.09%	0.06%
Chile	0.00%	0.05%	0.03%
Colombia	0.00%	0.03%	0.02%
Cyprus	0.00%	0.02%	0.01%
Other Assets in Excess of Liabilities, Net	0.42%	0.51%	0.47%
TOTAL NET ASSETS	100.00%	100.00%	100.00%